EXHIBIT 10.6

Execution Copy

THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

This Third Amendment to Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of June 28, 2023 (this “Amendment”), is among ALTA EQUIPMENT GROUP INC., a Delaware corporation, the other Borrowers party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

A.
ALTA EQUIPMENT GROUP INC., a Delaware corporation, the other borrowers party thereto, the other loan parties party thereto, the lenders party thereto, and the Administrative Agent are parties to a Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of April 1, 2021 (as amended, and as may be further amended or modified from time to time, the "Credit Agreement"). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B.
The Borrowers are requesting an increase of $70,000,000 in the Revolving Commitments pursuant to Section 2.21 of Credit Agreement and certain other amendments to the Credit Agreement, and such increase and other amendments to the Credit Agreement set forth herein shall be effective in accordance with the terms hereof when this Amendment is executed by the Borrowers, each Lender providing an increase to its Revolving Commitment, the Required Lenders and the Administrative Agent and the other conditions in Article IV hereof are satisfied.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon the Third Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement (including the Schedules and Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Credit Agreement attached as Exhibit A hereto, and any term or provision of the Credit Agreement (including the Exhibits and Schedules thereto) which is different from that set forth on Exhibit A hereto shall be replaced in all respects by the terms and provisions on Exhibit A hereto.

ARTICLE II. REPRESENTATIONS. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

2.1
The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party as of the date hereof and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2
Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

2.3
Immediately before and after giving effect to the amendments contained herein, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which all of the following conditions have been satisfied (such date, the “Third Amendment Effective Date”):

3.1
The Loan Parties, the Lenders and the Administrative Agent shall have signed this Amendment.

3.2
The representations and warranties set forth in Article II hereof shall be true and correct on and as of the Third Amendment Effective Date.
3.3
The Lenders shall have received a complete, executed and dated copy of that certain Third Amendment to Sixth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of the date hereof, by and among the Borrowers, the Floor Plan Lenders party thereto, and the Floor Plan Administrative Agent, such amendment to be in form and substance satisfactory to the Administrative Agent, and the conditions to the effectiveness thereof shall have been satisfied or waived.

3.4
The Loan Parties shall have paid all expenses and fees required to be paid as of the date hereof.

3.5
On the Third Amendment Effective Date and immediately after giving effect to the Transactions contemplated to occur on the Third Amendment Effective Date and the payment of all related costs and expenses, Borrowers and their Subsidiaries shall have Availability of at least

$75,000,000.

3.6
The Loan Parties shall have satisfied all such other conditions as may be reasonably required by the Administrative Agent, including such conditions described on the closing list delivered in connection herewith.

ARTICLE IV. MISCELLANEOUS.

4.1
References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment shall constitute a Loan Document.
4.2
Except as expressly amended hereby, each of the Loan Parties acknowledges and agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or serve to effect a novation of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other

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Loan Document in similar or different circumstances.
4.3
This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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4.4
Among other provisions of the Credit Agreement, this Amendment is subject to Sections 9.06, 9.09 and 9.10 of the Credit Agreement.
4.5
Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

ARTICLE V. RELEASE. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the other Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by the Loan Parties or any other transactions evidenced by this Amendment, the Credit Agreement or the other Loan Documents.

[Remainder of page intentionally blank]

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written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above

Title-:-Chief'Ffnancial Officer

.LJVli"'IGS, INC.

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICIDGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO,LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC PEAKLOGIX, LLC

ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC ALTA CONSTRUCTION EQUIPMENT OHIO, LLC ALTA MATERIAL HANDLING NEW YORK STATE, LLC

ALTA MINE SERVICES, LLC ALTA KUBOTA MICIDGAN, LLC

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC

ALTA ELECTRIC VEIDCLES, LLC

ALTA ELECTRIC VEIDCLES NORTH EAST, LLC GINOP SALES, INC.

ALTA ELECTRIC VEIDCLES SOUTH WEST, LLC ECOVERSE, LLC

ALTA EQUIPMENT DISTRjBUTION, LLC

By: Na TitL.

of each of the above, on behalf of each of the above

ALTA EQUIPMENT CANADA HOLDINGS, INC. (FIK/A ALTA ACQUISITION COMPANY, INC.)

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (FIK/A 1000220888 ONTARIO INC.

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:

Name: Robert T. Brown

Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:

Name: Farhan Lodhi Title: Authorized Officer

COMERICA BANK, as a Lender and as Co-Documentation Agent

Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a

By Name·

VY) e/ ,l,

Title&V1I/YLend d Joint Lead Arranger

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a

:-Do ent

Name: Paul Smith Title:Vice President

KEYBANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

By:

Name: Ryan Sullivan Title: Vice President

FLAGSTAR BANK, as a Lender

- !t}dL-,

Title: First Vice President

Signature Page to Alta Equipment Group ABL Third Amendment

~~Conformed Credit Agreement through Second~~Exhibit A to Third Amendment

SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

dated as of April 1, 2021

ALTA EQUIPMENT GROUP INC., ALTA EQUIPMENT HOLDINGS, INC., ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, ALTA CONSTRUCTION EQUIPMENT, L.L.C.,

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., NITCO, LLC,

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC,

ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC, ~~and~~ PEAKLOGIX, LLC,

~~ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC,~~ ALTA CONSTRUCTION EQUIPMENT OHIO, LLC,

ALTA MATERIAL HANDLING NEW YORK STATE, LLC, ALTA MINE SERVICES, LLC,

ALTA KUBOTA MICHIGAN, LLC,

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC,

ALTA ELECTRIC VEHICLES HOLDING, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC), ALTA ELECTRIC VEHICLES, LLC (F/K/A ALTA ELECTRIC VEHICLES NORTH EAST, LLC~~,~~ ) GINOP SALES, INC.,

ALTA ELECTRIC VEHICLES SOUTH WEST, LLC,

ALTA EQUIPMENT CANADA HOLDINGS, INC. (F/K/A ALTA ACQUISITION COMPANY, INC.,)

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (F/K/A 1000220888 ONTARIO INC.),

ECOVERSE, LLC, and

ALTA EQUIPMENT DISTRIBUTION, LLC,

as Borrowers

The Lenders Party Hereto and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

FIFTH THIRD BANK, NATIONAL ASSOCIATION, COMERICA BANK

BANK OF MONTREAL KEYBANK, NATIONAL ASSOCIATION

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A.,

as ~~Sole Bookrunner and~~ Sole Lead ~~Arranger~~Bookrunner

JPMORGAN CHASE BANK, N.A.

and

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers

TABLE OF CONTENTS

ARTICLE I Definitions 1

SECTION 1.01. Defined Terms 12

SECTION 1.02. Classification of Loans and Borrowings 415

SECTION 1.03. Terms Generally 415

SECTION 1.04. Accounting Terms; GAAP 426

SECTION 1.05. Interest Rates; Benchmark Notifications.. 426

SECTION 1.06. Status of Obligations 437

SECTION 1.07. Letters of Credit. 437

SECTION 1.08. Pro Forma Adjustments.. 437

SECTION 1.09. Divisions.. 437

SECTION 1.10. Exchange Rates; Currency Equivalents. 48

ARTICLE II The Credits 438

SECTION 2.01. Commitments 438

SECTION 2.02. Loans and Borrowings 438

SECTION 2.03. Requests for Borrowings 449

SECTION 2. 04. Swingline Loans; Overadvances and Protective Advances ~~4~~50

SECTION 2. 05. Letters of Credit ~~47~~52

SECTION 2.06. Funding of Borrowings 516

SECTION 2.07. Interest Elections 527

SECTION 2.08. Termination and Reduction of Commitments 538

SECTION 2.09. Repayment and Amortization of Loans; Evidence of Debt 539

SECTION 2. 10. Prepayment of Loans ~~54~~60

SECTION 2. 11. Fees ~~5~~61

SECTION 2. 12. Interest ~~5~~62

SECTION 2. 13. Alternate Rate of Interest; Illegality ~~57~~63

SECTION 2. 14. Increased Costs ~~59~~66

SECTION 2.15. Break Funding Payments 607

SECTION 2.16. Taxes 608

SECTION 2.17. Payments Generally; Allocation of Proceeds; Sharing of Set-offs ~~64~~71 SECTION 2.18. Mitigation Obligations; Replacement of Lenders. ~~66~~74 SECTION 2. 19. Defaulting Lenders ~~6~~75

SECTION 2.20. Appointment of Borrower Representative 707

SECTION 2.21. Expansion Option 707

SECTION 2.22. Returned Payments 718

SECTION 2.23. Banking Services and Swap Agreements. 718

ARTICLE III Representations and Warranties 718

SECTION 3.01. Organization; Powers 719

SECTION 3.02. Authorization; Enforceability 719

SECTION 3.03. Governmental Approvals; No Conflicts 719

SECTION 3.04. Financial Condition; No Material Adverse Change 729

SECTION 3. 05. Properties ~~72~~80

SECTION 3. 06. Litigation and Environmental Matters ~~72~~80

SECTION 3. 07. Compliance with Laws and Agreements ~~73~~80

SECTION 3. 08. Investment Company Status ~~73~~80

SECTION 3. 09. Taxes ~~73~~80

SECTION 3.10. ERISA ~~73~~81

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SECTION 3.11. Disclosure 7381

SECTION 3.12. Solvency 7481 SECTION 3.13. Security Interest in Collateral 7482 SECTION 3.14. Labor Disputes; Etc. 7482 SECTION 3.15. No Default 7482 SECTION 3.16. Margin Regulations 7482 SECTION 3.17. Subordinated Debt 7582 SECTION 3.18. Anti-Corruption Laws and Sanctions 7583 SECTION 3.19. EEA Financial Institutions 7583 SECTION 3.20. Plan Assets; Prohibited Transactions 7583 SECTION 3.21. Material Agreements 7583 SECTION 3.22. Capitalization and Subsidiaries 7683 SECTION 3.23. Use of Proceeds 7683 SECTION 3.24. Affiliate Transactions 7683 SECTION 3.25. Second Lien Transactions 7684 SECTION 3.26. Insurance 7784 SECTION 3.27. Common Enterprise 7784 SECTION 3.28. Charitable Organization. 7784

ARTICLE IV Conditions ~~7~~84

SECTION 4.01. Effective Date ~~7~~85 SECTION 4.02. Each Credit Event 8~~2~~7

ARTICLE V Affirmative Covenants 8~~2~~8

SECTION 5.01. Financial Statements and Other Information 8~~2~~8

SECTION 5. 02. Notices of Material Events 8792

SECTION 5. 03. Existence; Conduct of Business 8793

SECTION 5. 04. Payment of Obligations 8893

SECTION 5. 05. Maintenance of Properties; Insurance 8893

SECTION 5. 06. Books and Records; Inspection Rights 8894

SECTION 5. 07. Compliance with Laws 8894

SECTION 5. 08. Use of Proceeds and Letters of Credit ~~8~~95

SECTION 5. 09. Collateral Security; Further Assurances ~~8~~95

SECTION 5.10. Depository Banks 9~~0~~6

ARTICLE VI Negative Covenants 9~~1~~6

SECTION 6.01. Indebtedness 9~~1~~7

SECTION 6.02. Liens 9~~2~~8

SECTION 6.03. Fundamental Changes 9~~3~~9

SECTION 6. 04. Investments, Loans, Advances, Guarantees and Acquisitions 93100

SECTION 6. 05. Swap Agreements 94100

SECTION 6. 06. Restricted Payments 94101

SECTION 6. 07. Transactions with Affiliates 94101

SECTION 6. 08. Restrictive Agreements 94101

SECTION 6. 09. Change of Name or Location; Change of Fiscal Year 95102

SECTION 6. 10. Amendments to Agreements 95102

SECTION 6. 11. Prepayment of Indebtedness; Subordinated Debt 95102

SECTION 6. 12. Government Regulation 96103

SECTION 6. 13. Financial Covenants 96103

SECTION 6. 14. Alta Group, Alta Holdings and Alta Enterprises as a Holding Company 97103

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ARTICLE VII Events of Default ~~97~~104

ARTICLE VIII The Administrative Agent 10~~0~~6

SECTION 8.01. Authorization and Action. 10~~0~~6 SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc. 10~~2~~9 SECTION 8.03. Posting of Communications 110~~3~~

SECTION 8. 04. The Administrative Agent Individually 10511

SECTION 8. 05. Successor Administrative Agent 10512

SECTION 8.06. Acknowledgements of Lenders and Issuing Banks. 10612 SECTION 8.07. Collateral Matters. 10714 SECTION 8. 08. Credit Bidding 10715

SECTION 8. 09. Certain ERISA Matters 10816

SECTION 8. 10. Flood Laws 11~~0~~7

ARTICLE IX Miscellaneous 11~~0~~7

SECTION 9.01. Notices 11~~0~~7

SECTION 9.02. Waivers; Amendments 11~~1~~9 SECTION 9.03. Expenses; Indemnity; Damage Waiver 121~~4~~ SECTION 9.04. Successors and Assigns 11623 SECTION 9.05. Survival 11927 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Signature 11927 SECTION 9.07. Severability 12~~0~~8 SECTION 9.08. Right of Setoff 12~~0~~8 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process 12~~0~~9 SECTION 9.10. WAIVER OF JURY TRIAL 12~~1~~9

SECTION 9.11. Headings 12130

SECTION 9.12. Confidentiality 12130 SECTION 9.13. Several Obligations; Nonreliance; Violation of Law 12230 SECTION 9.14. USA PATRIOT Act 12231

SECTION 9.15. Interest Rate Limitation 12231 SECTION 9.16. Disclosure 12231 SECTION 9.17. Dealer Access System 12231 SECTION 9.18. Appointment for Perfection 1~~2~~31 SECTION 9.19. Amendment and Restatement. 1~~2~~31 SECTION 9.20. Marketing Consent 12433 SECTION 9.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. 12433 SECTION 9.22. No Fiduciary Duty, etc 12533 SECTION 9.23. Acknowledgement Regarding Any Supported QFCs 12534 SECTION 9.24. Joint and Several.. 12534

SECTION 9.25. Canadian Anti-Money Laundering Legislation.. 135

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SCHEDULES:

Commitment Schedule

Schedule 1.01 Permitted Preferred Equity Schedule 2.06 Existing Letters of Credit Schedule 3.05 Loan Parties

Schedule 3.06 Disclosed Matters

Schedule 3.17 Subordinated Debt Documents Schedule 3.21 Material Agreements

Schedule 3.22 Capitalization and Subsidiaries Schedule 3.25 Second Lien Documents Schedule 3.26 Insurance

Schedule 6.01 Existing Indebtedness Schedule 6.02 Existing Liens Schedule 6.04 Existing Investments

EXHIBITS:

Exhibit A Form of Assignment and Assumption

Exhibit B Form of Second Lien Intercreditor Agreement

Exhibit C-1 U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-2 U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-3 U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-4 U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

This Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of April 1, 2021 (as it may be amended or modified from time to time, this “Agreement”), is among ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, Alta Enterprises, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC, a Michigan limited liability company, PEAKLOGIX, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT ~~NEW YORK, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT~~ OHIO, LLC, a Michigan limited liability company, ALTA MATERIAL HANDLING NEW YORK STATE, LLC, a Michigan limited liability company, ALTA MINE SERVICES, LLC, a Michigan limited liability company, ALTA KUBOTA MICHIGAN, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC, a Michigan limited liability company, ALTA ELECTRIC VEHICLES HOLDING, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC), a Michigan

limited liability company, ALTA ELECTRIC VEHICLES, LLC (F/K/A ALTA ELECTRIC VEHICLES

NORTH EAST, LLC), a Michigan limited liability company, ~~and~~ GINOP SALES, INC., a Michigan corporation, ALTA ELECTRIC VEHICLES SOUTH WEST, LLC, a Michigan limited liability company, ALTA EQUIPMENT CANADA HOLDINGS, INC. (F/K/A ALTA ACQUISITION

COMPANY, INC.), a Michigan limited liability company, YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (F/K/A 1000220888 ONTARIO INC.), an Ontario

corporation, ECOVERSE, LLC, a Michigan limited liability company and ALTA EQUIPMENT DISTRIBUTION, LLC, a Michigan limited liability company, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

R E C I T A L S

A.
The borrowers (including the Borrowers hereto, as successors or assigns thereof) party thereto, the lenders party thereto and the Administrative Agent are party to that certain Fifth Amended and Restated ABL First Lien Credit Agreement dated as of February 3, 2020, which amended and restated Fourth Amended and Restated First Lien Credit Agreement dated as of May 1, 2019, which amended and restated that certain Third Amended and Restated First Lien Credit Agreement dated as of December 27, 2017, which amended and restated that certain Second Amended and Restated Credit Agreement dated as of September 30, 2016, which amended and restated that certain Amended and Restated Credit Agreement dated as of December 28, 2012, and which amended and restated that certain Credit Agreement dated as of May 5, 2011 (as amended, the “Existing Credit Agreement”).
B.
The Borrowers party hereto, the Lenders party hereto and the Administrative Agent wish to amend and restate the Existing Credit Agreement on the terms and conditions set forth below to reallocate the existing Commitments and make the other changes to the Existing Credit Agreement evidenced hereby.
C.
The financial institutions party hereto which are not Lenders under the Existing Credit Agreement wish to become “Lenders” hereunder and accept and assume the obligations of “Lenders” hereunder with the Commitments and other obligations specified herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended and restated in its entirety (as specified in Section 9.19) as follows:

ARTICLE I Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account” has the meaning assigned to such term in the U.S. Security Agreement, except with respect to Accounts in Canada, where “Accounts” has the meaning ascribed to such term in the Canadian Security Agreement.

“Account Debtor” means any Person obligated on an Account.

"Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Loan Party (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person.

“Adjusted CDOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Canadian dollars for any Interest Period, an interest rate per annum equal to (a) the CDOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted CDOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10% .

“Adjusted Term SOFR Rate” means~~, for any Interest Period, an interest rate per annum equal to~~

~~(a)~~  the Term SOFR Rate ~~for such Interest Period~~, plus ~~(b)~~ 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to any Borrower, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Borrower or any Subsidiary or any Person of which such Borrower and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

“Agent Related Person” has the meaning assigned to it in Section 9.03(d).

“Agreed Currencies” means (i) Dollars, (ii) Canadian Dollars, and (iii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) that has an interest rate index acceptable to each of the Administrative Agent and each of applicable Lenders, and (z) that is agreed to by the Borrower Representative, the Administrative Agent and each of the applicable Lenders.

“Alta Construction Equipment Florida” means Alta Construction Equipment Florida, LLC, a Michigan limited liability company.

“Alta Enterprises” means Alta Enterprises, LLC, a Michigan limited liability company. “Alta Group” means Alta Equipment Group Inc., a Delaware corporation.

“Alta Holdings” means Alta Equipment Holdings, Inc., a Michigan corporation.

“Alta Illinois” means Alta Construction Equipment Illinois, LLC, a Michigan limited liability company.

“Ancillary Document” has the meaning assigned to it in Section 9.06(b).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

"Applicable Margin" means, for any day, with respect to Revolving Credit Loans that are CBFR or Canadian Prime Rate Loans, Revolving Credit Loans that are Term Benchmark, CDOR Loans or RFR Loans, Letter of Credit Fees payable under Section 2.11(b)(i) and commitment fees payable under Section 2.11(a) hereunder, as the case may be, the applicable rate per annum set forth below under the applicable caption, as the case may be, based upon the Average Quarterly Availability during the most recently ended Fiscal Quarter of Alta Group:

Level	Average Quarterly Availability	Applicable Margin – CBFR/Canadian Prime Rate Loans	Applicable Margin – Term Benchmark/CDOR/RFR Loans and Letter of Credit Fees	Applicable Margin -Commitment Fees
I	<	- 25.0 bps	225.0 bps	25.0 bps
~~$25,000,000~~13.9
%
II	~~• $25,000,000~~	- 50.0 bps	200.0 bps	25.0 bps
13.9%
~~but~~
<
~~$100,0000,000~~27.
8%
III	•	- 75.0 bps	175.0 bps	25.0 bps
~~$100,000,000~~27.8
%

.8

For purposes of the foregoing, each change in the Applicable Margin resulting from a change in Average Quarterly Availability shall be effective during the period commencing on and including the first day of each Fiscal Quarter of Alta Group and ending on the last day of such Fiscal Quarter, it being understood and agreed that, for purposes of determining the Applicable Margin on the first day of any Fiscal Quarter of Alta Group, the Average Quarterly Availability during the most recently ended Fiscal Quarter of Alta Group shall be used. Notwithstanding the foregoing, the Average Quarterly Availability shall be deemed to be in Level I at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver any Borrowing Base Certificate or related information required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until each such Borrowing Base Certificate and related information is so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level III as of the Effective Date and shall be adjusted for the first time thereafter based on the Average Quarterly Availability for the Fiscal Quarter ending June 30, 2021.

If at any time the Borrowers or the Administrative Agent determines that the Borrowing Base Certificate or related information upon which the Average Quarterly Availability was determined were incorrect (whether based on a restatement, fraud or otherwise), the Borrowers shall be required to immediately (or, in the case of a determination made by the Administrative Agent, immediately following the Administrative Agent’s demand therefor (provided, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any bankruptcy or similar law, automatically and without further action by the Administrative Agent)) and retroactively pay any additional amount that the Borrowers would have been required to pay if such financial statements had been accurate at the time they were delivered.

“Applicable Parties” has the meaning assigned to it in Section 8.03(c).

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure, Overadvances or Swingline Loans, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitment of all Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Revolving Exposures most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination); provided that in the case of Section 2.19 when a Defaulting Lender shall exist, “Applicable Percentage” under this clause (a) shall mean the percentage of the total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment, and (b) with respect to Protective Advances, a percentage equal to a fraction the numerator of which is such Lender’s aggregate Credit Exposure and unused Commitments and the denominator of which is the aggregate Credit Exposure and unused Commitments of all Lenders; provided that in the case of Section 2.19 when a Defaulting Lender shall exist, “Applicable Percentage” under this clause (b) shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitments.

“Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04(b).

“Arranger” means each of JPMCB, in its capacity as sole lead bookrunner and ~~sole~~as a joint lead arranger hereunder and Fifth Third Bank, National Association in its capacity as a joint lead arranger hereunder.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Augmenting Lender” has the meaning assigned to such term in Section 2.21(a).

“Available Revolving Commitment” means, at any time, the aggregate Revolving Commitment of all Lenders then in effect minus the aggregate Revolving Exposure of all Lenders at such time (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.13.

“Availability” means, at any time, an amount equal to (a) the lesser of (i) the aggregate Revolving Commitment of all Lenders and (ii) the Revolving Borrowing Base, minus (b) the aggregate Revolving Exposure of all Lenders (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Average Quarterly Availability” means, for any Fiscal Quarter of Alta Group, an amount, expressed as a percentage, equal to (a) the average daily Availability during such Fiscal Quarter (or, for the Fiscal Quarter ending March 31, 2020, for the period from and including the Effective Date through March 31, 2020), as determined by the Administrative Agent’s system of records, divided by (b) the aggregate Revolving Commitment of all Lenders; provided, that in order to determine Availability on any day for purposes of this definition, the Revolving Borrowing Base for such day shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01 as of such day.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards,

(c)
merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of any Loan Party or any of their Subsidiaries (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Reserves” means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Benchmark” means, initially, with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.13.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)
the Adjusted Daily Simple SOFR;
(2)
the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1)
in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of

(a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)
in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);
(2)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(3)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any)

(x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13.

“Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

"Board of Directors" means: (1) with respect to a corporation, the board of directors of the corporation or such directors or committee serving a similar function; (2) with respect to a limited liability company, the board of managers of the company or such managers or committee serving a similar function; (3) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (4) with respect to any other Person, the managers, directors, trustees, board or committee of such Person or its owners serving a similar function.

“Borrower Representative” means Alta Group in its capacity as representative of the Borrowers as set forth in Section 2.20.

“Borrowers” means Alta Group and its Subsidiaries.

“Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark or CDOR Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan, (c) a Protective Advance and (d) an Overadvance.

“Borrowing Minimum” means, in the case of any Borrowing other than a Swingline Borrowing, for (i) a Term Benchmark Borrowing, $1,000,000, (ii) a CDOR Borrowing, C$1,000,000, (iii) a CBFR Borrowing, $100,000, (iv) a Canadian Prime Rate Borrowing, C$100,000 and (v) denominated in any other Agreed Currency, if any, such amount agreed upon among the Lenders, the Administrative Agent and the Borrower Representative.

“Borrowing Multiple” means, in the case of any Borrowing other than a Swingline Borrowing, for (i) a Term Benchmark Borrowing, $100,000, (ii) a CDOR Borrowing, C$100,000, (iii) a CBFR Borrowing, $50,000, (iv) a Canadian Prime Rate Borrowing, C$50,000 and (v) denominated in any other Agreed Currency, if any, such amount agreed upon among the Lenders, the Administrative Agent and the Borrower Representative.

“Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrowers, in form and substance acceptable to the Administrative Agent in its sole discretion.

“Borrowing Request” means a request for a Borrowing under Section 2.03.

“Business Day” means any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (i) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, any such day that is only an U.S. Government Securities Business Day, (ii) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is a U.S. Government Securities Business Day and (iii) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of the CDOR Rate or the Canadian Prime Rate, any day (other than a Saturday or a Sunday) on which banks are open for business in Toronto.

“Canadian AML Legislation” is defined in Section 9.25.

Canada.

“Canadian Borrower” means any Borrower organized under the laws of a jurisdiction located in

“Canadian Defined Benefit Pension Plan” means a Canadian Pension Plan that contains a

“defined benefit provision”, as such term is defined in the Income Tax Act (Canada) “Canadian Dollars” or “CAD$” or “C$” refers to lawful money of Canada.

“Canadian Insolvency Legislation” means legislation in any applicable jurisdiction relating to reorganization, arrangement, compromise or re-adjustment of debt, dissolution or winding-up, or any similar legislation, and specifically includes for greater certainty the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada).

“Canadian Loans” means Loans to any Borrower denominated in Canadian Dollars.

“Canadian Pension Plan” means each pension plan required to be registered under Canadian federal or provincial pension benefits standards legislation that is maintained or contributed to by, or to which there is or may be an obligation to contribute by, a Canadian Loan Party in respect of its employees or former employees in Canada; provided that the term “Canadian Pension Plans” shall not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.

“Canadian Prime Rate” means, on any day, the rate determined by the Administrative Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion)~~,~~  and (ii) the average rate for thirty (30) day Canadian dollar bankers’ acceptances that appears on the Reuters Screen CDOR Page (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion) at 10:15 a.m. Toronto time on such day, plus 1% per annum; provided, that if any the above rates shall be less than 2.5%, such rate shall be deemed to be 2.5% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDOR Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or CDOR Rate, respectively.

“Canadian Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.

“Canadian Loan Party” means a Loan Party organized under the laws of a jurisdiction located in

Canada.

“Canadian Security Agreement” means that certain General Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Canadian Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Canadian Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

Canada.

“Canadian Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset, including without limitation leasehold improvements, but excluding new, used or parts inventory, on a consolidated balance sheet of Alta Group and its Subsidiaries prepared in accordance with GAAP. For purposes of calculating the Fixed Charge Coverage Ratio, such expenditures will be reduced by the sum of (a) the Net Cash Proceeds received with respect to any sale of any fixed or capital assets (excluding new, used, and parts inventory) net of any gain recognized in connection with such sale and

(b)
any piece of rental equipment financed via either Loans, Floor Plan Loans or any other floorplan line (up to the value advanced on such asset thereunder), in each case (both clauses (a) and (b)) as determined by the Administrative Agent in its Permitted Discretion.

“Capital Lease” means any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

“Capital Lease Obligations” means the aggregate principal component of capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

“Cash Dominion Period” means each period commencing on the day on which Availability, as calculated by the Administrative Agent (which calculation shall be deemed correct absent manifest error) is less than 10.0% of the aggregate Revolving Commitment of all Lenders, and ending on the day on which Availability, as calculated by the Administrative Agent (which calculation shall be deemed correct absent manifest error) is equal to or greater than 10.0% of the aggregate Revolving Commitment of all Lenders for thirty (30) consecutive days.

"CB Floating Rate" means the greater of the Prime Rate or 2.5%. Any change in the CB Floating Rate due to a change in the Prime Rate shall be effective from and including the effective date of such change in the Prime Rate.

“CBFR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CB Floating Rate.

“CDOR Rate” means, ~~when used in reference to: (a) a rate of~~with respect to any Term Benchmark Borrowing denominated in Canadian dollars and for any Interest Period, ~~refers to~~ the CDOR Screen Rate~~, and (b) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CDOR Screen Rate~~ on the day of the commencement of such Interest Period.

“CDOR Screen Rate” means on any day for the relevant Interest Period, the annual rate of interest equal to the average rate applicable to Canadian dollars Canadian bankers’ acceptances for the applicable period that appears on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion), rounded to the nearest 1/100th of 1% (with .005% being rounded up), as of 10:15 a.m. Toronto local time on the first day of such Interest Period and, if such day is not a business day, then on the immediately preceding business day (as adjusted by the Administrative Agent after 10:15 a.m. Toronto local time to reflect any error in the posted rate of interest or in the posted average annual rate of interest). ~~If the CDOR Screen Rate~~

~~shall be less than zero, the CDOR Screen Rate shall be deemed to be zero for purposes of this Agreement.~~

“Change in Control” means any of the following:

(a)
the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Permitted Investors, of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Alta Group;
(b)
occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of Alta Group by Persons who were not (i) directors of Alta Group on the date of this Agreement or nominated or appointed by the board of directors of Alta Group or (ii) appointed by directors so nominated or appointed;
(c)
the acquisition of direct or indirect Control of Alta Group by any Person or group other than Permitted Investors;
(d)
Alta Group shall fail to own and control, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Holdings;
(e)
Alta Group and Alta Holdings shall fail to own, directly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of Alta Enterprises;
(f)
Alta Enterprises shall fail to own, directly or indirectly, beneficially and of record, Equity Interests representing 100% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests of each other Borrower (other than Alta Group and Alta Holdings); or
(g)
any “change in control” (or any comparable term) under any Second Lien Document or Floor Plan Loan Document or any other event that would require or permit the Second Lien Holders or Floor Plan Lenders or any of them to require an acceleration or prepayment of the Second Lien Obligations or the Floor Plan Obligations, as applicable.

"Change in Law" means the occurrence after the date of this Agreement of any of the following:

(a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.15.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Protective Advances, Overadvances or Swingline Loans.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).

“CNHI” means CNH Industrial Capital America LLC.

“CNHI Financing Paper” means, those certain financing contracts between Alta Illinois, as lender, and certain customers of Alta Illinois, as debtors, entered into by such parties from time to time to finance the purchase from Alta Illinois by such customers of equipment manufactured by CNHI from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all present or future personal property or material real property owned, leased or operated by a Person, which property is covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, or become or intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the other Secured Parties, to secure the Secured Obligations.

“Collateral Documents” means, collectively, the Security Agreements, any Mortgages, the Loan Party Guaranties, the Subordination Agreements, the Intercreditor Agreements and all other agreements, instruments and documents executed in connection with this Agreement at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement) that are intended to create or evidence Liens to secure, Guarantees of, or subordinations to, all or any part of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, pledge and security agreements, pledges, powers of attorney, guaranties, subordination agreements, consents, assignments, contracts, leases, and financing statements, and all other written matter whether theretofore, now or hereafter executed by a Loan Party and delivered to the Administrative Agent, all as amended or otherwise modified from time to time.

“Collection Account” has the meaning assigned to such term in the Security Agreement. “Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving

Commitment and any other commitments, if any are established pursuant to any amendment hereto at any time. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 8.03.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

"Consolidated EBITDA" means, with reference to any period, the Net Income for such period, and plus

(a)
to the extent reducing such Net Income, without duplication,
(i)
Interest Expense,
(ii)
expense for income taxes,
(iii)
depreciation,
(iv)
amortization,
(v)
any non-cash charges for such period (but excluding (1) any non-cash charge that results from the write-down or write-off of accounts receivable or that is in respect of any other item that was included in Net Income in a prior period, (2) any non-cash charge that relates to the write-down or write-off of inventory or equipment, any additions to bad debt reserves or bad debt expense, (3) any non-cash charge to the extent it represents an accrual of or a reserve for cash expenditures in any future period and (4) any non-cash losses related to the sale of rental equipment in the ordinary course of business),
(vi)
any reasonable non-recurring fees, cash charges and other cash expenses made or incurred in connection with (1) the Transactions, or (2) any amendments, restatements, supplements, waivers or other modifications to the Loan Documents, Floor Plan Loan Documents, or the Second Lien Documents,
(vii)
losses deducted during the specified period, but only to the extent proceeds of insurance (including, without limitation, business interruption insurance) or indemnity recovery are actually received during such period,
(viii)
reasonable transaction expenses and fees for such period with respect to with respect to Permitted Acquisitions consummated or sought but not consummated by any Loan Party,
(ix)
pro forma adjustments under Section 1.08,
(x)
reasonable expenses and fees incurred during the specified period in connection with the administration of the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents after the Effective Date (including in all cases expenses and fees paid to the Administrative Agent and/or the Lenders),
(xi)
fees and expenses during the specified period which are directly related to any proposed or actual issuance of debt or equity, investment or asset dispositions, in each case permitted under this Agreement,
(xii)
any extraordinary or non-recurring losses in the aggregate in any period of twelve consecutive months not to exceed the result of (A) 10% of Consolidated EBITDA, less (B) any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable Loan Party sold the applicable asset, minus (y) such Loan Party’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause (y) for any depreciation or amortization thereof), for such twelve consecutive months (prior to giving effect to this clause (xii)), and

(xiii)
the amount of “run rate” cost savings, operating expense reductions and other synergies, projected by Alta Group in good faith to be realized as a result of specified actions taken, actions with respect to which substantial steps have been taken or actions that are expected to be taken (which cost savings, operating expense reductions or synergies shall be calculated on a Pro Forma Basis as though such cost savings, operating expense reductions or synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings, operating expense reductions or synergies are reasonably identifiable and factually supportable, (B) such cost savings, operating expense reductions or synergies do not exceed 15% of Consolidated EBITDA for such period (before giving effect to any adjustment as a result of this clause (xiii)), and (C) such actions have been taken, such actions with respect to which substantial steps have been taken or such actions are expected to be taken within 18 months after the date of determination to take such action; provided, further, that the adjustments pursuant to this clause (xiii) may be incremental to (but not duplicative of) pro forma adjustments made pursuant to clause (a)(ix) of this definition; minus
(b)
without duplication and to the extent included in Net Income,
(i)
any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and
(ii)
any non-cash items of income for such period (other than any non-cash gains related to the sale of rental equipment in the ordinary course of business), all calculated for Alta Group and its Subsidiaries on a consolidated basis.

“Consolidated Total Assets” means, at any time, the total assets of Alta Group and its Subsidiaries on a consolidated basis, as shown on the most recent consolidated balance sheet of Alta Group and its Subsidiaries as of the end of the most recently ended Fiscal Quarter prior to the applicable date of determination for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b) hereof, as applicable, provided, that, for purposes of testing the covenants contained in Section 6.01(k) and Section 6.02(f), respectively, the consolidated total assets of the Alta Group and its Subsidiaries shall be calculated on a Pro Forma Basis.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Disbursement Account” means, collectively, the following the accounts or accounts identified by the Administrative Agent as the Controlled Disbursement Account, and any replacement or additional accounts of the Borrowers maintained with the Administrative Agent as a zero balance, cash management account pursuant to and under any agreement between a Borrower and the Administrative Agent, as modified and amended from time to time, and through which all disbursements of a Borrower, any other Loan Party and any designated Subsidiary of a Borrower are made and settled on a daily basis with no uninvested balance remaining overnight.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Exposure” means, as to any Lender at any time, such Lender’s Revolving Exposure at such time.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12

C.F.R. § 252.82(b);

(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.23.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the

U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if the Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers. If by 5:00 p.m. (New York City time) on the second (2nd) RFR Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit,

(c)
has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause

(c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a (i) Bankruptcy Event or (ii) a Bail-In Action.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"Disqualified Equity" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount, (b) if such amount is expressed in an Agreed Currency, the equivalent of such amount in dollars determined by using the rate of exchange for the purchase of dollars with the Agreed Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Agreed Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.

“Dollars”, “dollars” or “$” refers to lawful money of the U.S.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date upon which all of the conditions set forth in Article IV are satisfied; provided, that such conditions are satisfied on or before April 1, 2021.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrowers and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Accounts” means, at any time, the Accounts of a Borrower which the Administrative Agent determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent’s discretion provided herein, Eligible Accounts shall not include any Account:

(a)
which is not subject to a first priority perfected security interest in favor of the Administrative Agent;
(b)
which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent or the Floor Plan Administrative Agent, (ii) a Lien in favor of Second Lien Representative, subject to the Second Lien Intercreditor Agreement, and (iii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent; provided that Accounts relating to Floor Plan Priority Collateral shall not be Eligible Accounts;
(c)
(i) with respect to which the scheduled due date is more than 90 days after the date of the original invoice therefor, (ii) which is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date therefor, or (iii) which has been written off the books of a Borrower or otherwise designated as uncollectible;
(d)
which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible hereunder;
(e)
which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to (i) such Borrower exceeds 25% of the aggregate amount of Eligible Accounts of such Borrower or (ii) all Borrowers exceeds 25% of the aggregate amount of Eligible Accounts of all Borrowers;
(f)
with respect to which any covenant, representation, or warranty contained in this Agreement or in any Security Agreement has been breached or is not true;
(g)
which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon any Borrower’s completion of any further performance or is billed in advance of the relevant shipment of inventory or performance of service, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest;
(h)
for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Loan Parties or if such Account was invoiced more than once;
(i)
with respect to which any check or other instrument of payment has been returned uncollected for any reason;
(j)
which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state, provincial or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;
(k)
which is owed by any Account Debtor which has sold all or a substantially all of its assets;

(l)
which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S., Canada, or any province of Canada unless, in either case, such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the Administrative Agent;
(m)
which is owed in any currency other than U.S. dollars or CDN dollars;
(n)
which is owed by (i) any government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a Letter of Credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Agent, or (ii) any government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction;
(o)
which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;
(p)
which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;
(q)
which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
(r)
which is evidenced by any promissory note, chattel paper, or instrument;
(s)
which is owed by an Account Debtor (i) located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit such Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has filed such report or qualified to do business in such jurisdiction or (ii) which is a Sanctioned Person;
(t)
with respect to which such Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account;
(u)
which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state, provincial or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
(v)
which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower has or has had (other than any ownership interest prior to such Eligible Accounts being purchased by such Borrower as part of an Acquisition) an ownership interest in such goods, or which indicates any party other than such Borrower as payee or remittance party;
(w)
which has been acquired from a Sanctioned Person;
(x)
which was created on cash on delivery terms; or

(y)
which the Administrative Agent determines may not be paid by reason of the Account Debtor’s inability to pay or which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever.

In the event that an Account which was previously an Eligible Account ceases to be an Eligible Account hereunder, such Borrower shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. In determining the amount of an Eligible Account, the face amount of an Account may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower to reduce the amount of such Account.

“Eligible Equipment Inventory” means, as of any date, the equipment owned by a Borrower and meeting each of the following requirements:

(a)
such Borrower has the right to subject such equipment to a Lien in favor of the Administrative Agent; such equipment is subject to a first priority perfected Lien in favor of the Administrative Agent and is free and clear of all other Liens of any nature whatsoever (except for (i) a Lien in favor of the Floor Plan Administrative Agent, subject to the First Lien Intercreditor Agreement,

(ii) a Lien in favor of Second Lien Representative, subject to the Second Lien Intercreditor Agreement, and (iii) Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Agent);

(b)
such equipment was not purchased with a Floor Plan Loan or, if it was purchased with a Floor Plan Loan, such Floor Plan Loan has been paid in full;
(c)
such equipment is located on premises acceptable to the Administrative Agent;
(d)
such equipment is in good working order and condition (ordinary wear and tear excepted) and is used or held for use by such Borrower in the ordinary course of business of such Borrower;
(e)
such equipment is not subject to any agreement which restricts the ability of such Borrower to use, sell, transport or dispose of such equipment or which restricts the Administrative Agent's ability to take possession of, sell or otherwise dispose of such equipment;
(f)
the manufacturer serial number on such equipment is visible after such equipment placed in service;
(g)
with respect to such equipment constituting rental units, such equipment must have an executed rental contract not to exceed sixty (60) months and such contract must be in a form acceptable to the Administrative Agent;
(h)
with respect to such equipment constituting demonstration units, any such unit shall not be considered Eligible Equipment Inventory for more than three (3) months;
(i)
such equipment must be subject to an appraisal satisfactory to the Administrative Agent and not more than six (6) months old;
(j)
such equipment is not otherwise unacceptable to the Administrative Agent; and
(k)
such equipment shall be depreciated in a manner consistent with past practices by the Borrowers and be in accordance with GAAP.

In the event that inventory which was previously Eligible Equipment Inventory ceases to be Eligible Equipment Inventory hereunder (except in the event that such ineligibility is solely pursuant to clause (e) hereof), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory – New” means, as of any date, the Eligible Equipment Inventory of a Borrower that constitutes equipment held by such Borrower as new equipment that has not been rented (other than for demonstration), is undamaged, saleable, complete and has less than 100 hours of use since being manufactured. In the event that Inventory which was previously Eligible Equipment Inventory – New ceases to be Eligible Equipment Inventory – New hereunder, such Borrower or the

Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory – Rental Fleet” means, as of any date, the Eligible Equipment Inventory of a Borrower leased or held for lease to a customer in the ordinary course of business. In the event that inventory which was previously Eligible Equipment Inventory – Rental Fleet ceases to be Eligible Equipment Inventory – Rental Fleet hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Equipment Inventory - Unappraised” means, as of any date, the equipment owned by a Borrower that satisfies all the requirements in the definition of Eligible Equipment Inventory except clause (i) of such definition. In the event that inventory which was previously Eligible Equipment Inventory - Unappraised ceases to be Eligible Equipment Inventory - Unappraised hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate. Notwithstanding anything herein to the contrary, any equipment qualifying as Eligible Equipment Inventory - Unappraised shall no longer be considered Eligible Equipment Inventory – Unappraised upon the earlier of (i) six months after the date it was first considered Eligible Equipment Inventory – Unappraised and (ii) the first date such equipment is subject to an appraisal satisfactory to the Administrative Agent.

“Eligible Equipment Inventory – Used Fleet” means, as of any date, the Eligible Equipment Inventory of a Borrower held for sale that has been used and does not constitute Eligible Equipment Inventory – Rental Fleet. In the event that inventory which was previously Eligible Equipment Inventory – Used Fleet ceases to be Eligible Equipment Inventory – Used Fleet hereunder, such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Eligible Parts Inventory” means, at any time, the parts inventory of a Borrower which the Administrative Agent determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent’s discretion provided herein, Eligible Parts Inventory shall not include any Inventory:

(a)
which is not subject to a first priority perfected Lien in favor of the Administrative

Agent;

(b)
which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent,

(ii) a Lien in favor of Second Lien Representative, subject to the Second Lien Intercreditor Agreement, and (iii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent;

(c)
which, in the Administrative Agent’s opinion, constitutes slow moving, obsolete, unmerchantable, defective, used, core returns, consumables, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;
(d)
with respect to which any covenant, representation, or warranty contained in this Agreement or the Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority;
(e)
in which any Person shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such parts Inventory as having or purporting to have an interest therein;

(f)
which is not parts held for sale in the ordinary course of business;
(g)
which is not located on premises owned or leased (with a landlord waiver and access agreement satisfactory to the Administrative Agent) by a Borrower;
(h)
which is the subject of a consignment by such Borrower as consignor;
(i)
which contains or bears any intellectual property rights licensed to such Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;
(j)
for which reclamation rights have been asserted by the seller; or
(k)
which the Administrative Agent otherwise determines is unacceptable for any reason whatsoever.

In the event that parts inventory which was previously Eligible Parts Inventory ceases to be Eligible Parts Inventory hereunder (except in the event that such ineligibility is solely pursuant to clause (k) hereof), such Borrower or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Borrowing Base Certificate.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, or the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials,

(c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the Security Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any interest of the foregoing, but excluding any debt securities convertible into any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower (or Guarantor, if any), is treated as a single employer under Section 414(b) or (c) of the Code or, Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon any Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Event of Loss” means, with respect to any assets, any of the following: (a) any loss, destruction or damage of such assets; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such assets or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such assets, or confiscation of such assets or the requisition of the use of such assets.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

"Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f). (d) any U.S. federal withholding Taxes imposed under FATCA and (e) Canadian federal withholding Taxes payable by a Lender who does not deal at arm’s length with the Canadian Borrower, for purposes of the ITA, or who is a specified non-resident shareholder (as defined in subsection 18(5) of the ITA) of the Canadian Borrower, or is a Person not dealing at arm’s length with a “specified shareholder” of the Canadian Borrower, for purposes of the ITA.

“Existing Letters of Credit” means each of the currently outstanding letters of credit issued for the account of a Borrower and listed on Schedule 2.06 hereto.

“Extenuating Circumstance” means any period during which the Administrative Agent has determined in its sole discretion (i) that due to unforeseen and/or nonrecurring circumstances, it is impractical and/or not feasible to submit or receive a Borrowing Request or Interest Election Request by email or fax or through Electronic System, and (ii) to accept a Borrowing Request or Interest Election Request telephonically.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall ~~be~~ set forth on ~~the NYFRB’s~~its public website from time to time, and published on the next succeeding business day by the NYFRB as the ~~effective~~ federal funds effective rate, provided that~~,~~  if the Federal Funds Effective Rate ~~as so determined would~~shall be less than zero, such rate shall be deemed to ~~be~~ zero for the purposes of ~~this Agreement~~calculating such rate.

“Financial Officer” means the chief executive officer, chief financial officer, vice president of finance, director of finance, principal accounting officer, treasurer or controller of such company.

“First Lien Intercreditor Agreement” means an intercreditor agreement dated on or before the Effective Date among the Borrowers, the Administrative Agent and the Floor Plan Administrative Agent, and in form and substance acceptable to the Borrowers, the Administrative Agent and the Floor Plan Administrative Agent, as amended or otherwise modified from time to time.

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"Fiscal Quarter" means each of the quarterly accounting periods of Alta Group and its Subsidiaries ending on March 31, June 30, September 30 and December 31 of each year.

"Fiscal Year" means each annual accounting period of Alta Group and its Subsidiaries ending on December 31. As an example, reference to the 2020 Fiscal Year shall mean the Fiscal Year ending December 31, 2020.

"Fixed Charge Coverage Ratio" means, as of any date, the ratio of (a) Consolidated EBITDA, minus, Capital Expenditures, to (b) Fixed Charges, all as calculated for the four consecutive Fiscal

Quarters then ending on a consolidated basis for Alta Group and its Subsidiaries, and subject to Section 1.08.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus prepayments (other than (x) prepayments of Loans and (y) prepayments constituting refinancings through the incurrence of additional Indebtedness expressly permitted by Section 6.01)) and scheduled principal and curtailment payments on Indebtedness made during such period (other than payments on intercompany Indebtedness between the Borrowers), plus expense for taxes paid in cash, plus Restricted Payments paid in cash, plus Capital Lease Obligation payments, all calculated for the Borrowers and their respective Subsidiaries on a consolidated basis.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate ~~or the~~, Adjusted Daily Simple SOFR, ~~as applicable~~Adjusted CDOR Rate or Canadian Prime Rate. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate ~~or the~~, Adjusted Daily Simple SOFR, Adjusted CDOR Rate or Canadian Prime Rate shall be 0.00%.

“Flood Laws” has the meaning assigned to such term in Section 8.10.

“Floor Plan Administrative Agent” means JPMCB, in its capacity as administrative agent under any of the Floor Plan Credit Agreement, or any successor administrative agent under the Floor Plan Credit Agreement.

“Floor Plan Credit Agreement” means the Floor Plan Credit Agreement, dated as of the date hereof, among the Borrowers, the lenders party thereto from time to time, and the Floor Plan Administrative Agent, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Floor Plan Lenders” means the “Lenders” as defined in, and party to, the Floor Plan Credit Agreement.

“Floor Plan Loan Documents” means the “Loan Documents” as defined in the Floor Plan Credit Agreement.

“Floor Plan Loan Parties” means the “Loan Parties” as defined in the Floor Plan Credit Agreement.

“Floor Plan Loans” means “Loans” as defined in, and made under, the Floor Plan Credit Agreement.

“Floor Plan Obligations” means the “Secured Obligations” as defined in the Floor Plan Credit Agreement.

“Floor Plan Priority Collateral” means all Collateral consisting of the equipment purchased with Floor Plan Loans and all Proceeds of any of the foregoing (including without limitation, all insurance proceeds and rents and all accessions thereto).

“Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.

“Funding Account” has the meaning assigned to such term in Section 4.01(n). “GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., Canada, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Greenawalt” means Ryan Greenawalt and any trust controlled by him, for his benefit, his spouse’s benefit or the benefit of any lineal descendants of Ryan Greenawalt.

“Guarantees” means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) Guaranteeing or intended to Guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase assets, securities or services primarily for the purpose of assuring the holder of such Indebtedness against loss in respect thereof, (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (v) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guarantee is made.

“Guarantors” means the Borrowers (as a Guarantor with respect to all Secured Obligations of each of the other Loan Parties) and each existing and future subsidiary of any of the foregoing.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

"Historical Financial Statements" has the meaning assigned to such term in Section 3.04(a). “Howell Property” means the real property and improvements owned by Alta Illinois and located at North Side of Samuelson Road East of 11th Street (Illinois Route 251), Rockford, Illinois.

“Increasing Lender” has the meaning assigned to such term in Section 2.21(a).

“Indebtedness” of any Person means, without duplication, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of assets or services purchased by such Person (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees of such Person with respect to Indebtedness of another Person, (h) Capital Lease Obligations of such Person, (i) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created or similar instruments for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), as reduced from time to time, (j) all Disqualified Equity, (k) the principal balance outstanding under any synthetic lease, tax retention operating lease, accounts receivable securitization program, off-balance sheet loan or similar off-balance sheet financing product, based on the amount that would be deemed outstanding thereunder if such transaction was structured as a secured financing on balance sheet, (l) the Indebtedness of any partnership in which such Person is a general partner, (m) obligations under any earn-out or similar obligations determined in accordance with GAAP, (n) the portion of indebtedness of any unincorporated joint venture in which such Person is a general partner or a joint venturer that is pro rata to such Person’s ownership interest in such joint venture and (o) buyback obligations to the extent such obligations exceed the associated asset value set forth in the financial statements of Alta Group and its Subsidiaries.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and

(b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). "Ineligible Institution" has the meaning assigned to it in Section 9.04(b).

“Intercreditor Agreements” means, collectively, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and any other intercreditor agreement in form and substance acceptable to the Administrative Agent in its sole discretion.

“Interest Election Request” means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of Alta Group and its Subsidiaries for such period with respect to all outstanding Indebtedness of Alta Group and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for Alta Group and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any CBFR Loan, Canadian Prime Rate Loan and any Swingline Loan, the first Business Day of each month and the ~~Maturity~~Revolving Termination Date, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the

~~Maturity~~Revolving Termination Date, and (c) with respect to any Term Benchmark Loan or CDOR Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Term Benchmark Borrowing or CDOR Loan with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period) and the ~~Maturity~~Revolving Termination Date.

“Interest Period” means, (x) with respect to any Term Benchmark Borrowing ~~or CDOR Borrowing~~denominated in Dollars, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or ~~(other than with respect to CDOR Borrowings)~~ six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for Dollars), as the Borrower ~~Representative~~may elect and (y) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two or three months thereafter (subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency), as the Borrower may elect; provided, that (~~a~~i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless~~,~~  such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (~~b~~ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period~~,~~  and (~~c~~iii) no tenor that has been removed from this definition pursuant to Section 2.13(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means each of JPMCB in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“ITA” means the Income Tax Act (Canada), as amended. “JPMCB” means JPMorgan Chase Bank, N.A.

“JPMCB Parties” has the meaning assigned to such term in Section 9.20.

“LC Collateral Account" has the meaning assigned to such term in Section 2.05(j).

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Lender-Related Person” has the meaning assigned to such term in Section 9.03(b).

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or Section 2.21 or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and Issuing Bank.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b).

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of Equity Interests or securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or securities.

“Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, each Letter of Credit Agreement, the Collateral Documents, the Subordination Agreements, any assignment of representations and warranties insurance or similar agreement and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, intercreditors, landlord waivers and access agreements, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore (including without limitation any of the foregoing executed in connection with the Existing Credit Agreement), now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Parties” means the Borrowers and the Guarantors, if any.

“Loan Party Guaranty” means any guaranty agreements from any Guarantor delivered in connection with any Loan Document at any time (and for avoidance of doubt, excluding any and all such guaranty agreements of any Persons that are not Guarantors as defined herein delivered in connection with the Existing Credit Agreement) as are requested by the Administrative Agent and its counsel, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans, Overadvances and Protective Advances.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

"Material Adverse Effect" means a material adverse effect on (a) the business, assets, property or financial condition of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties to perform any of their Obligations, or (c) the rights of or benefits available to the Administrative Agent of the Lenders under the Loan Documents, including without limitation the Collateral and the priority of the Administrative Agent’s Liens thereon.

“Material Agreement” means any agreement listed on Schedule 3.21.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the “obligations” of any Loan Party in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Swap Agreement were terminated at such time.

“Maximum Rate” has the meaning assigned to such term in Section 9.15. “Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means any mortgage, deed of trust or other agreement from any Loan Party granting a Lien on any of its real property delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance reasonably satisfactory to the Administrative Agent, entered into by any Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Book Value” means the net book value of any asset, taking into account diminutions,

depreciations and other accounting charges, determined in accordance with GAAP.

“Net Orderly Liquidation Value” means, with respect to Inventory or Equipment of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof.

"Net Cash Proceeds" means, without duplication (a) in connection with any sale or other disposition of any asset or any settlement by, or receipt of payment in respect of, any property insurance claim or condemnation award, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, settlement or payment, net of documented attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such sale, insurance claim or condemnation award (other than any Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders) and other fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof and of any other costs incurred in connection with such sale, disposition, settlement or receipt and (b) in connection with any issuance or sale of any equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of investment banking fees, documented attorneys' fees, accountants' fees, underwriting discounts and commissions and other fees and expenses actually incurred in connection therewith.

“Net Income” means, for any period, the consolidated net income (or loss) determined for Alta Group and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that the following shall be excluded from the calculation of Net Income: (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Alta Group or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Alta Group or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by Alta Group or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary (other than a Borrower), to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“NITCO” means NITCO, LLC, a Michigan limited liability company. “NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. ~~eastern time~~ on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined ~~would~~ be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

"Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, any Loan Document), or sold or assigned an interest in any Loan, Letter of Credit or Loan Document.

"Other Taxes" means any present or future stamp, court, documentary intangible, recording, filing or similar other excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.18(b)).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions ~~(~~, as such composite rate shall be determined by the NYFRB as set forth on ~~the NYFRB’s~~its public website from time to time), and published on the next succeeding business day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a back-up standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 105% of the LC Exposure as of the date of such payment), (iii) the indefeasible payment in full in cash of all accrued and unpaid fees, (iv) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of all Commitments, and (vi) the termination of the Secured Swap Obligations and the Banking Services Obligations.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Payment” has the meaning assigned to it in Section 8.06(d).

“Payment Condition” shall be deemed to be satisfied in connection with a Restricted Payment or a Permitted Acquisition if:

(a)
no Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment or Permitted Acquisition and the Loans (if any) requested to be made and other Indebtedness incurred in connection therewith on a pro forma basis satisfactory to the Administrative Agent after giving effect to such Restricted Payment or Permitted Acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered to the Administrative Agent in accordance with Section 5.01(b)(i);
(b)
both before and after giving effect to such Restricted Payment or Permitted Acquisition and the Loans (if any) requested to be made and other Indebtedness incurred in connection therewith on a pro forma basis acceptable to the Administrative Agent, each of the representations and warranties in the Loan Documents is true and correct,

(c)
~~immediately~~both before and after giving effect to such Restricted Payment or Permitted Acquisition and at all times during the 60-day period immediately prior to such Restricted Payment or Permitted Acquisition, the Borrowers shall either have (i) Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the Revolving Commitment~~; and~~, or (ii) (A) Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 15% of the aggregate Revolving Commitments of the Lenders and (B) a pro forma Fixed Charge Coverage Ratio of not less than 1.20:1.0 after giving effect to such Restricted Payment or Permitted Acquisition.
(d)
the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (a), (b) and (c) above and attaching calculations in form and substance satisfactory to the Administrative Agent.

“Payment Notice” has the meaning assigned to it in Section 8.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Acquisition by a Loan Party in a transaction that (i) is consented to in writing by Required Lenders in their sole discretion or (ii) otherwise satisfies each of the following requirements:

(a)
such Acquisition is not a hostile or contested Acquisition;
(b)
the business acquired in connection with such Acquisition (i) is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto and

(ii) shall have generated a positive amount of earnings before income taxes, depreciation and amortization (calculated in substantially the same manner as Consolidated EBITDA less any noncash gains or losses on the sale of fixed or capital assets offset for gains from the sale of fixed or capital assets calculated (x) at the price at which the applicable business sold the applicable asset, minus (y) such business’s initial purchase price of such asset (for the avoidance of doubt, without reducing this clause

(y) for any depreciation or amortization thereof)), less unfinanced Capital Expenditures, during the twelve-month period most recently ended prior to the date of such Acquisition;

(c)
the Payment Condition is satisfied;
(d)
as soon as available, but not less than fifteen (15) days (or such shorter period agreed to by the Administrative Agent) prior to such Acquisition, the Borrower Representative shall have provided the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent, including pro forma financial statements, statements of cash flow, availability projections, a quality of earnings analysis and a certificate, in form and detail satisfactory to the Administrative Agent, demonstrating compliance with the requirements set forth in clause (c) above;
(e)
if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of a Borrower; and
(f)
no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected to have a Material Adverse Effect.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Encumbrances” means:

(a)
Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;
(b)
carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;
(c)
Liens (other than any Lien imposed by ERISA) consisting of pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)
deposits or pledges to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(e)
judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;
(f)
easements, zoning restrictions, licenses, title restrictions, rights-of-way and similar encumbrances on real property imposed by law or incurred or granted by any Loan Party in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party; and
(g)
minor imperfections in title that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. "Permitted Investments" means:

(a)
direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S. or Canada), in each case maturing within one (1) year from the date of acquisition thereof;
(b)
investments in commercial paper maturing within two hundred seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;
(c)
investments in certificates of deposit, banker's acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or Canada or any state or province, as applicable, thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d)
fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)
money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Investors” means Greenawalt, Anthony J. Colucci, Craig F. Brubaker, Alan Hammersley, Richard A. Papalia, and Sponsor.

“Permitted Preferred Equity” means Equity Interests of Alta Group satisfying each of the following conditions: (a) such Equity Interests are preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of Alta Group, over other Equity Interests of any other class of Alta Group, (b) such Equity Interests are not Disqualified Equity, (c) such Equity Interests are on the terms described on Schedule 1.01, with such changes thereto as approved in writing in advance by the Administrative Agent, (d) the aggregate liquidation value of such Equity Interests does not exceed $40,000,000 plus any accumulated and unpaid dividends, and (e) any cash dividends, redemptions, repurchases or other distributions or payments thereon are subject to, among other agreements evidencing Indebtedness of Alta Group, the terms of this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder or under any other Loan Document on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction in Canada other than the Province of Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including the Civil Code (Quebec)) in effect from time to time in such other jurisdiction in Canada for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

"Prepayment Events" means:

(a)
any Sale (including pursuant to a sale and leaseback transaction) of any property or asset of any Borrower or any Subsidiary with a fair market value equal to or greater than $2,500,000, other than dispositions described in Section 6.03(a)(i);
(b)
Event of Loss in respect of any property or asset of any Borrower or any Subsidiary with a fair value immediately prior to such event equal to or greater than $2,500,000; or
(c)
the incurrence by any Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma Basis” means, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including Consolidated Total Assets, Fixed Charges, Fixed Charge Coverage Ratio, Consolidated EBITDA and definitions used therein, as of any date, that pro forma effect will be given to all applicable transactions in the manner described in Section 1.08.

“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily, whether cash or non-cash.

"Projections" has the meaning set forth in Section 3.04(b).

“Protective Advance” has the meaning assigned to such term in Section 2.04.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 9.23.

"Recipient" means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, then four (4) U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion., (4) if such Benchmark is CDOR Rate, 11:00 a.m. Toronto local time on the same day of such setting.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Relevant Governmental Body” means (i) the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto and (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada or, in each case, any successor thereto.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate ~~or~~, (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, (iii) with respect to any Term Benchmark Borrowing denominated in Canadian dollars, the Adjusted CDOR Rate, as applicable.

“Reports” has the meaning assigned to such term in Article VIII.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time; provided that (a) it shall require at least two Lenders (with any Lenders that are Affiliates constituting one Lender for purposes of this definition) to constitute Required Lenders if there are two or more Lenders party hereto, and (b) the Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws, certificate of organization and operating agreement, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, an availability reserve, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves, reserves for rent at locations leased by any Loan Party and for consignees, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for Swap Obligations, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation, reserves for taxes, fees, assessments, and other governmental charges and reserves for parts inventory attached to open work orders) with respect to the Collateral or any Loan Party.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

"Restricted Payment" means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party or

(iii) management fees, agency fees or other fees or similar amounts payable by any Loan Party to any of its Affiliates.

“Responsible Officer” means the president, Financial Officer or other executive officer of a Borrower.

“Reuters” means, as applicable, Thomson Reuters Corp, Refinitiv, or any successor thereto. “Revaluation Date” shall mean (a) with respect to any Loan denominated in any Agreed

Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement; (b) with respect to any Letter of Credit denominated in an Agreed Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists.

“Revolving Availability Period” means the period from and including the Effective Date to but excluding the Revolving Termination Date.

“Revolving Borrowing Base” means, at any time, the sum of

(a)
85% of Eligible Accounts at such time, plus
(b)
the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 65%) in each case multiplied by Eligible Parts Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, plus
(c)
the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 100%) in each case multiplied by Eligible Equipment Inventory – Used Fleet, valued at the Net Book Value, plus
(d)
the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent (such product not to be greater than 80%), in each case multiplied by Eligible Equipment Inventory - New, valued at the lower of cost or market value, determined on a first-in-first-out basis, plus
(e)
the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by Eligible Equipment Inventory – Rental Fleet, valued at the Net Book Value, determined on a first-in-first-out basis, plus
(f)
80% of Net Book Value of Eligible Equipment Inventory - Unappraised at such time, minus
(g)
Reserves.

The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Revolving Borrowing Base. Notwithstanding the foregoing and for greater certainty, any Floor Plan Priority Collateral will be excluded from the Revolving Borrowing Base.

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.04 or 2.21 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. As of the ~~Second~~Third Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $4~~30~~85,000,000.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of Overadvances outstanding at such time.

“Revolving Lender” means each Lender that has a Revolving Commitment or, if the Revolving Commitments have been terminated, Revolving Exposure, in its capacity as holder thereof.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“Revolving Termination Date” means the earliest of (a) the date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof, (b) April 1, 2026, or (c) December 31, 2025 if any of the Second Lien Notes are outstanding on December 31, 2025.

“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

“RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple

SOFR.

"Sale” means the sale, lease, conveyance or other disposition of any assets, other than an Event of Loss.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of ~~Second~~this Third Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including

(a)
any Person listed in any Sanctions-related list of designated Persons maintained by ~~OFAC~~the U.S. government, including by Office of Foreign Assets Control of the U.S. Department of the Treasury, the

U.S. Department of State, ~~the Canadian Government,~~U.S. Department of Commerce or by the United Nations Security Council, the European Union, any ~~EU~~European Union member state ~~in which the~~

~~Company or its Subsidiaries conduct business, Her~~, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) ~~or (d) any Person otherwise the subject of any Sanctions.~~(including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders).

“Sanctions” means all economic or financial sanctions or trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the Canadian Government, the United Nations Security Council, the European Union, any European Union member state in which the Company or its Subsidiaries conduct business, ~~Her~~His Majesty’s Treasury of the United Kingdom, Canada or other relevant sanctions authority.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies,

Inc.

"SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to any or all of the functions of said Commission.

“Second Amendment” means the Second Amendment to this Agreement dated July 7, 2022. “Second Amendment Effective Date” means the date the Second Amendment becomes effective. “Second Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit B hereto, dated as of the Effective Date, among the Borrowers, the Administrative Agent,

the Floor Plan Administrative Agent and the Second Lien Representative, as amended or otherwise modified from time to time.

“Second Lien Indenture” means the Indenture, dated as of the date hereof, among Alta Group, the guarantors thereunder and the Second Lien Representative, as amended, refinanced, replaced, supplemented or otherwise modified from time to time.

“Second Lien Notes” means the 5.625% senior secured second lien notes due 2026 in the aggregate principal amount of $315,000,000 issued by the Borrowers on the Effective Date under the Second Lien Indenture.

“Second Lien Documents” means the “Second Lien Documents” as defined in the Second Lien Indenture.

“Second Lien Representative” means Wilmington Trust, National Association, in its capacity as trustee and collateral agent under any of the Second Lien Documents, or any successor trustee and collateral agent under any of the Second Lien Documents.

“Second Lien Holders” means the Persons referred to as “Holders” in the Second Lien Indenture. “Second Lien Obligations” means the “Second Lien Obligations” as defined in the Second Lien

Indenture.

"Secured Obligations" means, collectively, (i) the Obligations, (ii) the Banking Services Obligations and (iii) Secured Swap Obligations; provided, however, that the definition of “Secured Obligations” shall not create any Guarantee by any Guarantor of (or grant of security interest by any

Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender and the Issuing Bank in respect of its Loans and LC Exposure respectively,

(ii) the Administrative Agent, the Issuing Bank and the Lenders in respect of all other present and future obligations and liabilities of the each Loan Party of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Swap Agreements entered into with such Person by any Loan Party, (iv) each Lender and Affiliate of such Lender in respect of Banking Services provided by such Person to any Loan Party, (v) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrowers to such Person hereunder and under the other Loan Documents, and (vi) their respective successors and (in the case of a Lender, permitted) transferees and assigns.

“Secured Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder to the extent the provider of such Swap Agreement is a Lender or was a Lender or an Affiliate of any such Lender at the time such Swap Agreement is entered into, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction described in the foregoing clause (a).

"Security Agreement" means each U.S. Security Agreement and each Canadian Security Agreement.

“Settlement Date” has the meaning assigned to such term in Section 2.06(c).

“SOFR” means, with respect to any business day, a rate per annum equal to the secured overnight financing rate ~~as administered by the SOFR Administrator~~for such business day published by the NYFRB on the NYFRB’s on the immediately succeeding business day.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple

SOFR”.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Sponsor” means, collectively, B. Riley Financial, Inc., a Delaware corporation (“B. Riley

Financial”) and any Affiliates of B. Riley Financial which are (a) directly or indirectly controlled by B. Riley Financial and (b) organized primarily for making debt and/or equity investments in one or more companies.

“Statements” has the meaning assigned to such term in Section 2.17(f).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted CDOR Rate for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means any Indebtedness or other obligations of any Loan Party satisfying each of the following conditions: (a) the payment and priority thereof is subordinated to the payment of the Secured Obligations, including customary payment blockage and other customary provisions, all in a manner, including a Subordination Agreement, reasonably satisfactory to the Administrative Agent and the Required Lenders, (b) any maturity thereof is reasonably acceptable to the Administrative Agent and the Required Lenders, and (c) the other terms and conditions thereof, including pricing, covenants and defaults, are otherwise reasonably satisfactory to the Administrative Agent and the Required Lenders.

“Subordinated Debt Documents” means any document, agreement or instrument evidencing any Subordinated Debt or entered into in connection with any Subordinated Debt.

"Subordination Agreements" means, collectively, all present and future subordination agreements between the Administrative Agent, the Loan Parties and the holders of any Subordinated Debt with respect to Subordinated Debt in form and substance satisfactory to the Administrative Agent and the Required Lenders and as amended or modified from time to time as permitted hereunder.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of any Loan Party. “Supported QFC” has the meaning assigned to it in Section 9.23.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or their Subsidiaries or the Guarantors, if any, shall be a Swap Agreement.

“Swap Obligations” of a Person means any and all obligations of such Person (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMCB, in its capacity as lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.04.

"Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, ~~are bearing~~bear interest at a rate determined by reference to the Adjusted Term SOFR Rate or the Adjusted CDOR Rate.

“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing ~~and for any tenor comparable to the applicable~~denominated in U.S. Dollars for any Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such ~~tenor comparable to the applicable~~ Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in U.S. Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR~~; provided that is the Term SOFR Reference Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement.~~. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Third Amendment” means the Third Amendment to this Agreement dated June 28, 2023.

“Third Amendment Effective Date” means the date the Third Amendment becomes effective.

“Transactions” means the execution, delivery and performance by the Loan Parties of the Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the execution, delivery and performance by the Loan Parties of all Floor Plan Loan Documents and Second Lien Documents and the issuance of the Second Lien Notes on the Effective Date and the transactions related thereto and the payment of fees and expenses in connection with the foregoing.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the CB Floating Rate, the Adjusted CDOR Rate, or the Canadian Prime Rate.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the

Code.

"U.S. Security Agreement" means each security agreement, pledge agreement, pledge and security agreement and similar agreement and any other agreement from any U.S. Loan Party granting a Lien on any of its personal property (including without limitation any Equity Interests owned by such Loan Party) delivered in connection with any Loan Document at any time (either before, concurrently or after the Effective Date, and including without limitation any of the foregoing delivered in connection with the Existing Credit Agreement), each in form and substance acceptable to the Administrative Agent, entered into by any such Loan Party at any time for the benefit of the Administrative Agent and the Lenders pursuant to this Agreement, as amended or otherwise modified from time to time.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.23.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(B)(3).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any Guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Volvo” means Volvo Construction Equipment, LLC.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

"Withholding Agent" means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof,

(d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and

Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. For purposes of calculating all financial covenants and all other covenants and, in each case, all defined terms used therein, any Acquisition or any sale or other disposition outside the ordinary course of business by any Loan Party of any asset or group of related assets in one or a series of related transactions, including the incurrence of any Indebtedness and any related financing or other transactions in connection with any of the foregoing, occurring during the period for which such matters are calculated shall be deemed to have occurred on the first day of the relevant period for which such matters were calculated on a Pro Forma Basis. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

SECTION 1.05. Interest Rates; Benchmark Notifications. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.13(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.06. Status of Obligations. In the event that any Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Debt, such Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Debt and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Debt is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Debt in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt.

SECTION 1.07. Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

SECTION 1.08. Pro Forma Adjustments. To the extent a Borrower or any Subsidiary makes any Permitted Acquisition, any Disposition outside the ordinary course of business permitted by Section 6.05 or any permitted investment, merger, consolidation or discontinuance of operations during the period of four Fiscal Quarters most recently ended, the Fixed Charge Coverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, Disposition, investment, merger, consolidation or discontinued operations, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC, and as certified by a Financial Officer of such Borrower), as if such Permitted Acquisition, Disposition, investment, merger, consolidation or discontinued operations (and any related incurrence, repayment or assumption of Indebtedness) had occurred in the first day of such four Fiscal Quarter period and, without duplication, to all adjustments of the type described in the definition of "Fixed Charge Coverage Ratio” and all defined terms used therein to the extent such adjustments continue to be applicable to such four Fiscal Quarter period.

SECTION 1.09. Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.10. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Borrowings or Letter of Credit extensions denominated in Agreed Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable.

(b)
Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Agreed Currency, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Agreed Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be.

ARTICLE II The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Revolving Lender severally (and not jointly) agrees to make Revolving Loans to the Borrowers in Agreed Currencies from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (a) the Dollar Equivalent of such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment, (b) the Dollar Equivalent of the sum of the total Revolving Exposures exceeding the lesser of (i) the total Revolving Commitments and (ii) the Revolving Borrowing Base, or

(c) the Dollar Equivalent of the sum of the total Revolving Exposures denominated in Canadian Dollars exceeding $35,000,000, subject to the Administrative Agent’s authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Section 2.04. Within the foregoing limits and subject to the terms and conditions set forth herein, the applicable Borrower(s) may borrow, prepay and reborrow Revolving Loans.

SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Protective Advance, any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04. The Loans shall amortize as set forth in Section 2.09.

(b)
Subject to Section 2.13, each Revolving Borrowing denominated in Dollars shall be comprised entirely of CBFR Loans, Term Benchmark Loans or RFR Loans and each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of CDOR Loans or Canadian Prime Rate Loans, in each case as the Borrower Representative may request in accordance herewith; provided that RFR Loans are only available under this Agreement as the result of the application of

Section 2.13. Each Swingline Loan denominated shall be an CBFR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.13, 2.14, 2.15 and 2.16 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c)
At the commencement of each Interest Period for any Term Benchmark Borrowing or CDOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. At the time that each CBFR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a CBFR Revolving Borrowing Canadian Prime Rate Borrowing or may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is not less than an amount required by the Swingline Lender from time to time. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than total of three (3) Term Benchmark and CDOR Borrowings outstanding with respect to all Revolving Loans.
(d)
Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested would end after the Revolving Termination Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower Representative shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) not later than (a)(i) in the case of a Term Benchmark Borrowing, noon, Chicago time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (ii) in the case of an RFR Borrowing, not later than 10:00 a.m., Chicago time, five (5) U.S. Government Securities Business Days before the date of the proposed Borrowing (provided that RFR Loans are only available under this Agreement as the result of the application of Section 2.13) (b) in the case of a CDOR Borrowing, 12:00 p.m., Toronto time, three (3) Business Days before the date of the proposed Borrowing, (c) in the case of a Canadian Prime Rate Borrowing, 11:00, Toronto time, on the date of the proposed Borrowing, or (d) in the case of a CBFR Borrowing, noon, Chicago time, on the date of the proposed Borrowing; provided that any such notice of an CBFR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 11:00 a.m., Chicago time, on the date of such proposed Borrowing. Each such Borrowing Request shall be irrevocable and each such telephonic Borrowing Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, facsimile or a communication through Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative. Each such written (or if permitted, telephonic) Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)
the aggregate amount of the requested Borrowing;
(ii)
the date of such Borrowing, which shall be a Business Day;
(iii)
whether such Borrowing is to be a CBFR Borrowing, a Term Benchmark Borrowing, an RFR Borrowing, a Canadian Prime Rate Borrowing or a CDOR Borrowing (provided that RFR Loans are only available under this Agreement as the result of the application of Section 2.13);
(iv)
in the case of a Term Benchmark Borrowing or CDOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(v)
the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06; and
(vi)
the name of the applicable Borrower.

If no election as to the Type of Borrowing is specified, then in the case of a Borrowing denominated in Dollars, the requested Borrowing shall be a CBFR Borrowing and, in the case of a Borrowing denominated in Canadian Dollars, the requested Borrowing shall be a Canadian Prime Rate Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark or CDOR Borrowing, then the relevant Borrower requesting such Term Benchmark Borrowing shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Notwithstanding anything herein to the contrary, Loans to the Canadian Borrowers shall be limited to the Loans denominated in Canadian Dollars and no Borrower, other than Canadian Borrowers, may obtain Loans denominated in Canadian Dollars.

SECTION 2.04. Swingline Loans; Overadvances and Protective Advances. (a) The Administrative Agent, the Swingline Lender and the Revolving Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests a CBFR Borrowing, the Swingline Lender may elect, in its sole discretion and without any obligation, to have the terms of this Section 2.04(a) apply to such Borrowing Request by advancing, on behalf of the Revolving Lenders and in the amount requested, same day funds to the Borrowers, on the date of the applicable Borrowing to the Funding Account(s) (each such Loan made solely by the Swingline Lender pursuant to this Section 2.04(a) is referred to in this Agreement as a “Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.04(d). Each Swingline Loan shall be subject to all the terms and conditions applicable to other CBFR Loans funded by the Revolving Lenders, except that all payments thereon shall be payable to the Swingline Lender solely for its own account. In addition, the Borrowers hereby authorize the Swingline Lender to, and the Swingline Lender may, subject to the terms and conditions set forth herein (but without any further written notice required), not later than 1:00 p.m., Chicago time, on each Business Day, make available to the Borrowers by means of a credit to the Funding Account(s), the proceeds of a Swingline Loan to the extent necessary to pay items to be drawn on any Controlled Disbursement Account that Business Day; provided that, if on any Business Day there is insufficient borrowing capacity to permit the Swingline Lender to make available to the Borrowers a Swingline Loan in the amount necessary to pay all items to be so drawn on any such Controlled Disbursement Account on such Business Day, then the Borrowers shall be deemed to have requested a CBFR Borrowing pursuant to Section 2.03 in the amount of such deficiency to be made on such Business Day. The aggregate amount of Swingline Loans outstanding at any time shall not exceed $30,000,000. All Swingline Loans shall be CBFR Borrowings and denominated in Dollars.

(b)
Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Administrative Agent may in its sole discretion (but with absolutely no obligation), on behalf of the Revolving Lenders, (x) make Revolving Loans to the Borrowers in amounts that exceed Availability (any such excess Revolving Loans are herein referred to collectively as “Overadvances”) or (y) deem the amount of Revolving Loans outstanding to the Borrowers that are in excess of Availability to be Overadvances; provided that, no Overadvance shall result in a Default due to Borrowers’ failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the condition precedent set forth in Section 4.02(c) has not been satisfied. All Overadvances shall constitute CBFR Borrowings. The making of an Overadvance on any one occasion shall not obligate the Administrative Agent to make any Overadvance on any other occasion. The authority of the Administrative Agent to make Overadvances is limited to an aggregate amount not to exceed $30,000,000 at any time, no Overadvance may remain outstanding for more than thirty days and no Overadvance shall cause any Revolving Lender's Revolving Exposure to exceed its Revolving Commitment; provided that, the Required Lenders may at any time revoke the Administrative Agent’s authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.

(c)
Upon the making of a Swingline Loan or an Overadvance (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan or Overadvance), each Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender or the Administrative Agent, as the case may be, without recourse or warranty, an undivided interest and participation in such Swingline Loan or Overadvance in proportion to its Applicable Percentage of the Revolving Commitment. The Swingline Lender or the Administrative Agent may, at any time, require the Revolving Lenders to fund their participations. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Swingline Loan or Overadvance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Swingline Loan or Overadvance.
(d)
The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a “Settlement”) with the Revolving Lenders on at least a weekly basis or on any date that the Administrative Agent elects, by notifying the Revolving Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 12:00 noon Chicago time on the date of such requested Settlement (the “Settlement Date”). Each Revolving Lender (other than the Swingline Lender, in the case of the Swingline Loans) shall transfer the amount of such Revolving Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 2:00 p.m., Chicago time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender’s Swingline Loans and, together with Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such Revolving Lenders, respectively. If any such amount is not transferred to the Administrative Agent by any Revolving Lender on such Settlement Date, the Swingline Lender shall be entitled to recover from such Lender on demand such amount, together with interest thereon, as specified in Section 2.06.
(e)
Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation to), to make Loans to the Borrowers, on behalf of all Lenders, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents (any of such Loans are herein referred to as “Protective Advances”); provided that, the aggregate amount of Protective Advances outstanding at any time shall not at any time exceed

$30,000,000; provided further that, the aggregate Revolving Exposure of all Lenders after giving effect to the Protective Advances being made shall not exceed the aggregate Revolving Commitments of all Lenders. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Agent in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances shall be CBFR Borrowings. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. At any time that there is sufficient Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may request the Revolving Lenders to make a Revolving Loan to repay a Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.04(f).

(f)
Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance.
(g)
Notwithstanding anything in this Section 2.04 to the contrary, references in this Section

2.04 to a “Lender” or “Lenders” shall be to a “Revolving Lender” or “Revolving Lenders”, respectively.

SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative, on behalf of the Borrowers, may request the issuance of Letters of Credit in Agreed Currencies as the applicant thereof for the support of the obligations of any Borrower or any Subsidiary thereof, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Upon the effectiveness of this Agreement, each Existing Letter of Credit shall, without any further action by any party, be deemed to have been issued as a Letter of Credit hereunder on the Effective Date and shall for all purposes hereof be treated as a Letter of Credit under this Agreement. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.

(b)
Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or facsimile (or transmit through Electronic System, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the Agreed Currency thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the applicable Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $~~10~~25,000,000, and

(ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

(c)
Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit or such later date as may be agreed to by the Issuing Bank (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension, or such later date agreed to by the Issuing Bank) and (ii) the date that is five (5) Business Days prior to the Revolving Termination Date.
(d)
Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.

(e)
Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 p.m., eastern time, on the date that such LC Disbursement is made, if the Borrower Representative shall have received notice of such LC Disbursement prior to 8:00 a.m., eastern time, on such date, or, if such notice has not been received by the Borrower Representative prior to such time on such date, then not later than 12:00 p.m., eastern time, on (i) the Business Day that the Borrower Representative receives such notice, if such notice is received prior to 8:00 a.m., eastern time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with a CBFR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting CBFR Revolving Borrowing or Swingline Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrowers, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of CBFR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.
(f)
Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of

Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)
Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by facsimile or through Electronic Systems) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.
(h)
Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to CBFR Revolving Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(b) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.
(i)
Replacement of the Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Borrowers and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with this Section 2.05(i).

(j)
Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in clause (h) or (i) of Article VII with respect to any Borrower. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account. Such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three (3) Business Days after all such Events of Default have been cured or waived.
(k)
LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.
(l)
Lender References. Notwithstanding anything in this Section 2.05 to the contrary, references in this Section 2.05 to a “Lender” or “Lenders” shall be to a “Revolving Lender” or “Revolving Lenders”, respectively.
(m)
Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of such Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m., eastern time, in the case of a Term Benchmark or CDOR Borrowing, and by 2:00 p.m., eastern time, in the case of a CBFR or Canadian Prime Rate Borrowing, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account; provided that CBFR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent.

(b)
Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing in the case of a Term Benchmark or CDOR Borrowing and prior to 2:00 p.m., eastern time, on the proposed date of any Borrowing in the case of a CBFR or Canadian Prime Rate Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to CBFR or Canadian Prime Rate Loans, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided, that any interest received from the Borrowers by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent.

SECTION 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark or CDOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark or CDOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b)
To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and each such telephonic Interest Election Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative.

(c)
Each written (or if permitted, telephonic) Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02:
(i)
the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and

(iv) below shall be specified for each resulting Borrowing);

(ii)
the effective date of the Borrowing to be made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)
whether the resulting Borrowing is to be a CBFR Borrowing, an RFR Borrowing (provided that RFR Loans are only available under this Agreement as the result of the application of Section 2.13), a Term Benchmark, a CDOR Borrowing or a Canadian Prime Rate Borrowing; and
(iv)
if the resulting Borrowing is a Term Benchmark Borrowing or CDOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing or CDOR Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration.

(d)
Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)
If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing or CDOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, (i) in the case of a Borrowing denominated in Dollars, such Borrowing shall be converted to a CBFR Borrowing and (ii) in the case of a Borrowing denominated in Canadian Dollars, such Borrowing shall be converted to a Canadian Prime Rate Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark or CDOR Borrowing, and (ii) unless repaid, each Borrowing denominated in Dollars shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto and each Borrowing denominated in Canadian Dollars shall be converted to a Canadian Prime Rate Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Termination Date.

(b)
The Borrowers may at any time terminate the Revolving Commitments upon (i) the payment in full of all outstanding Revolving Loans, together with accrued and unpaid interest thereon and on any Letters of Credit and (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit (or at the Permitted Discretion of the Administrative Agent a back-up standby letter of credit satisfactory to the Administrative Agent) equal to the LC Exposure as of such date).

(c)
The Borrowers may from time to time reduce the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and shall reduce all Commitments of any Class on a pro rata basis and (ii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance herewith, the aggregate Revolving Exposure would exceed the lesser of the aggregate Revolving Commitments and the Revolving Borrowing Base.
(d)
The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the applicable Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the applicable Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.09. Repayment and Amortization of Loans; Evidence of Debt. (a) The Borrowers hereby jointly and severally unconditionally promise to pay: (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Revolving Termination Date, (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earliest of (x) the Revolving Termination Date, (y) the date five (5) Business Days after demand by the Swingline Lender in its reasonable discretion if no Event of Default exists and (z) the demand by the Swingline Lender in its discretion if an Event of Default exists, (iii) to the Administrative Agent the then unpaid amount of each Protective Advance on the earlier of the Revolving Termination Date and demand by the Administrative Agent to the Administrative Agent, and (iv) the then unpaid principal amount of each Overadvance on the earlier of the Revolving Termination Date and demand by the Administrative Agent.

(b)
At all times during any Cash Dominion Period, on each Business Day, the Administrative Agent shall apply all funds credited to the Collection Account on such Business Day or the immediately preceding Business Day (at the discretion of the Administrative Agent, whether or not immediately available) first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swingline Loans) and to cash collateralize outstanding LC Exposure. Notwithstanding the foregoing, to the extent any funds credited to the Collection Account constitute Net Cash Proceeds in respect of any Prepayment Event, the application of such Net Cash Proceeds shall be subject to Section 2.10(e).
(c)
Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(d)
The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto,

(ii) the amount of any principal or interest due and payable or to become due and payable from the

Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e)
The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.
(f)
Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its permitted assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part without premium or penalty but subject to breakfunding payments required pursuant to Section 2.15 and subject to prior notice in accordance with paragraph (e) of this Section.

(b)
Except for Overadvances permitted hereunder, (i) in the event and on such occasion that the total Revolving Exposure exceeds the lesser of (A) the aggregate Revolving Commitments or (B) the Revolving Borrowing Base, the Borrowers shall jointly and severally unconditionally prepay the Revolving Exposure in an aggregate amount equal to such excess and (ii) in the event and on such occasion that the total Revolving Exposure denominated in Canadian Dollars exceeds $35,000,000, the Borrowers shall jointly and severally unconditionally prepay the Revolving Exposure denominated in Canadian Dollars in an aggregate amount equal to such excess.
(c)
In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of any Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrowers shall, promptly after such Net Cash Proceeds are received by any Loan Party or Subsidiary, jointly and severally unconditionally prepay the Credit Exposure in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term "Prepayment Events", if the Borrower Representative delivers to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Cash Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then either (i) so long as a Cash Dominion Period is not in effect, no prepayment shall be required pursuant to this paragraph in respect of the Net Cash Proceeds specified in such certificate or (ii) if a Cash Dominion Period is in effect, then, if the Net Cash Proceeds specified in such certificate are to be applied to acquire, replace or rebuild such assets by (A) the Borrowers, such Net Cash Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Revolving Commitment) and upon such application, the Administrative Agent shall establish a Reserve against the Revolving Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, such Net Cash Proceeds shall be deposited in a cash collateral account, and in the case of either (A) or (B), thereafter, such funds shall be made available to the applicable Loan Party as follows:
(1)
the Borrower Representative shall request a Revolving Borrowing (specifying that the request is to use Net Cash Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed;

(2)
so long as the conditions set forth in Section 4.02 have been met, the Revolving Lenders shall make such Revolving Borrowing; and
(3)
the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Borrowing;

provided that to the extent of any such Net Cash Proceeds therefrom that have not been so used to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Loan Parties (or committed to be so used) by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Net Cash Proceeds that have not been so applied. Notwithstanding anything herein to the contrary, any prepayment as a result of a Prepayment Event under clause (c) of the definition of Prepayment Event shall reduce the Revolving Commitments by the amount of such prepayment.

(d)
[intentionally reserved].
(e)
The applicable Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by facsimile) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder (i) noon, Chicago time, (A) in the case of prepayment of a Term Benchmark or CDOR Borrowing, three (3) Business Days before the date of prepayment, or (B) in the case of prepayment of a CBFR or Canadian Prime Rate Borrowing, one (1) Business Day before the date of prepayment or (ii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., eastern time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the related Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing, in each case any such prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.12 and

(ii) any breakfunding payments required pursuant to Section 2.15.

(f)
All prepayments under Sections 2.10(c), (d) or (e) shall be applied to the Revolving Exposure until paid in full (with no corresponding reduction in the Revolving Commitments, except any prepayment as a result of clause (d) of the definition of “Prepayment Events" will reduce the Revolving Commitments by a corresponding amount). Within the parameters of the applications set forth above, prepayments shall be applied first to CBFR and Canadian Prime Rate Loans and then to Term Benchmark and CDOR Loans (in the case of Term Benchmark and CDOR Loans, in direct order of Interest Period maturities).

SECTION 2.11. Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a per annum rate equal to the Applicable Margin on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such

Lender’s Revolving Commitment terminate. ~~Accrued~~ Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the ~~first~~fifteenth (15th) day ~~of each month~~following such last day and on the date on which ~~any of~~ the Revolving Commitments terminate~~, as applicable~~, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)
The Borrowers jointly and severally agree to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank (x) a fronting fee, which shall accrue at the rate of 0.25% (or such other percentage as is agreed upon by the Issuing Bank and the Borrowers) per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure and (y) the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable ~~in arrears~~ on the ~~first~~fifteenth (15th) day ~~of each month~~following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(c)
The Borrowers jointly and severally agree to pay to the Administrative Agent for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrowers and the Administrative Agent.
(d)
All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.12. Interest.

(a)
Revolving Credit Loans that are (i) CBFR Borrowings shall bear interest at the CB Floating Rate plus the Applicable Margin, (ii) Term Benchmark Borrowings shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, (iii) Canadian Prime Rate Borrowings shall bear interest at the Canadian Prime Rate plus the Applicable Margin, and (iv) CDOR Borrowings shall bear interest at CDOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin. Each Swingline Loan shall bear interest at the CBFR plus the Applicable Margin, other than Swingline Loans for which an alternate interest rate is agreed upon between the Borrowers and the Swingline Lender (which shall bear interest at such rate).

Each Protective Advance and each Overadvance in Dollars shall bear interest at the CBFR plus the Applicable Margin plus 2% and each Protective Advance and each Overadvance in Canadian Dollars shall bear interest at the Canadian Prime Rate plus the Applicable Margin plus 2%. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (x) for purposes of the interest rate on all Loans outstanding and the fees under Section 2.11(b)(i) on all Letters of Credit outstanding, the Applicable Margin (other than with respect to commitment fees) shall be increased by 3% and (y) interest shall accrue on all other amounts outstanding hereunder that are due hereunder at 3% plus the rate applicable to CBFR Loans as provided in paragraph (a) of this Section, in each case:

(i)
automatically upon the occurrence of any Event of Default under clauses (h) or

(i) of Article VII until such Event of Default is no longer continuing; and

(ii)
in the event any other Event of Default is continuing, upon a declaration by the Required Lenders (at their option) by written notice to the Borrowers that they elect to have such interest and fees accrue until such Event of Default is no longer continuing or such notice is revoked by Required Lenders (which revocation shall be at the option of Required Lenders notwithstanding any provision of Section 9.02).
(c)
Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the related Commitments; provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Revolving Loan or a Canadian Prime Rate Revolving Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Term Benchmark or CDOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(d)
Interest computed by reference to the Term SOFR Rate, Daily Simple SOFR or CDOR Rate shall be computed on the basis of a year of 360 days. Interest computed by reference to the CB Floating Rate or Canadian Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable CB Floating Rate, Adjusted Daily Simple SOFR, Daily Simple SOFR, Adjusted Term SOFR Rate, Term SOFR Rate, Canadian Prime Rate and Adjusted CDOR Rate, CDOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
(e)
For purposes of the Interest Act (Canada) and disclosure thereunder, the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of 360 days or any other period of time less than a calendar year) are equivalent, are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively.
(f)
Interest in respect of Loans denominated in any Agreed Currency shall be paid in such Agreed Currency

SECTION 2.13. Alternate Rate of Interest; Illegality.

(a)
Subject to clauses (b), (c), (d), (e), and (f) of this Section 2.13, if:
(i)
the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate ~~or~~ CDOR Screen Rate, or the Adjusted CDOR

Rate, as applicable (including, because the Term SOFR Reference Rate or the CDOR Screen Rate is not available or published on a current basis) for such Interest Period; or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR; or
(ii)
the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate ~~or~~, CDOR Screen Rate or the Adjusted CDOR Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period or (B) at any time, the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars,

(1) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.13(a)(i) or (ii) above or (y) be repaid or converted into a CBFR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.13(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for a CBFR Borrowing, (B) for Loans denominated in Canadian Dollars, (1) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a CDOR Borrowing and any Borrowing Request that requests a CDOR Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for a Canadian Prime Rate Borrowing and (C) for Loans denominated in any other Agreed Currency, if any, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan, CDOR Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.13(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan, CDOR Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans dominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.13(a)(i) or (ii) above or (y) a CBFR Loan if the Adjusted Daily Simple SOFR for Dollar Borrowings also is the subject of Section 2.13(a)(i) or (ii) above, on such day, and (2) any RFR Loan dominated in Dollars, if any, shall on and from such day be converted by the Administrative Agent to, and shall constitute a CBFR Loan, (B) for Loans dominated in Canadian Dollars, (1) any CDOR Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, a Canadian Prime Rate Loan and (C) for Loan dominated in any other Agreed Currency, if any, shall be ineffective and any applicable outstanding Loans shall be prepaid in full immediately.

(b)
Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.13), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(c)
Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)
The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes,

(iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13.

(e)
Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate or CDOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any

Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)
Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any request for a Term Benchmark Borrowing ~~or RFR Borrowing of~~, conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted (1) any such request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) a CBFR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event or (2) any such request for an RFR Borrowing into a request for a CBFR Borrowing. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.13, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) a CBFR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a CBFR Loan.
(g)
As to the CDOR Rate, if at any time the Administrative Agent determines, or the Required Lenders determine as to clause (ii) below (which determination shall be conclusive absent manifest error), that (i) the circumstances set forth in clause (a)(i) have arisen, and such circumstances are unlikely to be temporary, or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of any of the CDOR Rate or other applicable rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any of the CDOR Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest to the CDOR Rate that gives due consideration to the then prevailing market convention for replacing the CDOR Rate for syndicated loans in Canada at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest and a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (i), (x) if any Borrowing Request requests a CDOR Borrowing, such Borrowing shall be made as a Canadian Prime Rate Borrowing, and if any Interest Election Request requests the conversion of any Borrowing to, or continuation of any Borrowing as, a CDOR Borrowing such request shall be ineffective, and (y) all CDOR Borrowings shall be converted to Canadian Prime Rate Loans.

SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

(i)
impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank; or
(ii)
impose on any Lender or the Issuing Bank or the applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)
subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement, the Commitments or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.
(c)
A certificate in reasonable detail of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)
Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than two hundred seventy (270) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such

Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the two hundred seventy (270)-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.15. Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark or CDOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii) the conversion of any Term Benchmark or CDOR Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark or CDOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09 and is revoked in accordance therewith), or (iv) the assignment of any Term Benchmark or CDOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11 and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrowers pursuant to Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.16. Taxes. (a) Withholding Taxes; Gross-Up; Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)
Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)
Evidence of Payment. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 2.16, the Borrower Representative shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such

Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)
Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)
Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)
Status of Lenders.
(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,
(A)
any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such

Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:
(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI;
(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or
(4)
to the extent a Foreign Lender is not the Beneficial Owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(g)
Treatment of Certain Refunds. If any party determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)
Survival. Each party’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations).
(i)
Defined Terms. For purposes of this Section 2.16, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

SECTION 2.17. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrowers shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 1:00 p.m., eastern time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at such office designated by the Administrative Agent, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that any payment pursuant to Section 2.14, 2.15, 2.16 or 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b)
Notwithstanding anything herein to the contrary, all payments and any proceeds of Collateral or payments on Loan Party Guaranties received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.10) or (C) amounts to be applied from the Collection Account during a Cash Dominion Period (which shall be applied in accordance with Section 2.09(d)) or

(ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably in the following order (and applied at each level until the Secured Obligations at that level are paid in full before proceeding the next lower level) as follows:

first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Issuing Bank from the Borrowers (other than in connection with Secured Swap Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Secured Swap Obligations),

third, to pay interest and principal then due and payable on the Loans, unreimbursed LC Disbursements and to pay an amount to the Administrative Agent equal to the aggregate undrawn face amount of all outstanding Letters of Credit to be held as cash collateral for such Obligations, ratably (with amounts applied to the any Loans applied to any installments due on any Loans in inverse order of maturity), fourth, to payment of any amounts owing with respect to Secured Swap Obligations and Banking Services Obligations (all such amounts under this “fourth” item being applied ratably in accordance with all such amounts due), fifth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender or any of their Affiliates by any Borrower, and sixth, to the payment of the surplus, if any, to the Borrowers or whoever else may be lawfully entitled to receive such surplus.

Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is in existence, none of the Administrative Agent or any Lender shall apply any payment which it receives to any Term Benchmark Loan of a Class, except (a) on the expiration date of the Interest Period applicable to any such Term Benchmark Loan or (b) in the event, and only to the extent, that there are no outstanding CBFR Loans of the same Class and, in any event, the Borrowers shall pay any break funding payment required pursuant to Section 2.15. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Secured Swap Obligations shall be excluded from the application described above and paid in clause fifth if the Administrative Agent has not received written notice thereof (other than with respect to Banking Services Obligations or Secured Swap Obligations held by any JPMCB Party, of which the Administrative Agent shall be deemed to automatically have received notice thereof), together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c)
If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to any Loan Party or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
(d)
Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)
If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(c) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lender or the Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
(f)
The Administrative Agent may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.
(g)
At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or 2.04 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrowers maintained with the Administrative Agent. The Borrowers hereby irrevocably authorize (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03 or 2.04, as applicable, and (ii) the Administrative Agent to charge any deposit account of any Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

SECTION 2.18. Mitigation Obligations; Replacement of Lenders.

(a)
If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)
If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender~~)~~  pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.14 or 2.16) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.19. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)
fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.11(a);
(b)
any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure is and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

(c)
such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitments and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender directly affected thereby;
(d)
if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:
(i)
all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments;
(ii)
if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one (1) Business Day following notice by the Administrative Agent

(x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding;

(iii)
if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such

Defaulting Lender pursuant to Section 2.11(b)(i) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv)
if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.11(a) and Section 2.11(b)(i) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and
(v)
if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.11(b)(i) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and
(e)
so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.19(c), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to any Lender or a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrowers, the Swingline Lender and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage, and such Lender shall cease to be a Defaulting Lender hereunder. Notwithstanding the foregoing, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while a Lender was a Defaulting Lender; provided, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

SECTION 2.20. Appointment of Borrower Representative. Each Borrower hereby appoints the Borrower Representative as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Borrowers under this Agreement, (iii) the delivery of all documents, reports, certificates, financial statements and written materials required to be delivered by Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing. Each Borrower agrees that any action taken by the Borrower Representative as the agent, attorney-in-fact and representative of the Borrowers shall be binding upon each Borrower to the same extent as if directly taken by such Borrower and any notice to the Borrower Representative shall be deemed notice to all Borrowers.

SECTION 2.21. Expansion Option. (a) The Borrowers may from time to time (but not more than ~~three~~two times after the Third Amendment Effective Date) elect to increase the Revolving Commitments, in each case in minimum increments of $5,000,000 so long as, after giving effect thereto, the aggregate amount of such increases after the ~~Second~~Third Amendment Effective Date does not exceed $~~70~~65,000,000. The Borrowers may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in any of its the Revolving Commitments, as applicable, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities, excluding, in each case, any Ineligible Institution (each such new bank, financial institution or other entity, an “Augmenting Lender”), to extend such Revolving Commitments; provided that (i) each Increasing Lender and Augmenting Lender, shall be subject to the approval of the Borrowers and the Administrative Agent and (ii) (x) in the case of an Increasing Lender and an Augmenting Lender, the Borrowers, the Administrative Agent and each such Augmenting Lender and Increasing Lender execute a Lender Addition and Acknowledgement Agreement. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in the Revolving Commitments pursuant to this Section 2.21.

(b)
Increases and new Revolving Commitments, as applicable, created pursuant to this Section 2.21 shall become effective on the date agreed by the Borrowers, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no such increase in the Revolving Commitments, as applicable, shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated as of such date and executed by a Financial Officer of the Borrowers and

(B) the Borrowers shall be in compliance (on a Pro Forma Basis) with the Section 6.13(a), and (ii) the Administrative Agent shall have approved such increase and shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase.

(c)
On the effective date of any increase in the Revolving Commitments, as applicable, being made, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding applicable Loans of all the Lenders to equal its Applicable Percentage (as modified by such increase) of such outstanding Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Revolving Commitments, as applicable (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrowers, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term Benchmark Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.21 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment hereunder.

SECTION 2.22. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.22 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.22 shall survive the termination of this Agreement.

SECTION 2.23. Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Secured Swap Obligations of such Loan Party or Subsidiary thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Secured Swap Obligations. The most recent information provided to the Administrative Agent shall be used in determining which tier of the waterfall, contained in Section 2.17(b), such Banking Services Obligations and/or Secured Swap Obligations will be placed. For the avoidance of doubt, so long as Chase or its Affiliate is the Administrative Agent, neither Chase nor any of its Affiliates providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary of a Loan Party shall be required to provide any notice described in this Section 2.23 in respect of such Banking Services or Swap Agreements.

ARTICLE III Representations and Warranties The Borrowers represent and warrant to the Lenders that:

SECTION 3.01. Organization; Powers. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s corporate, company or other organizational powers and have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Agreement has been duly executed as of the date of this Agreement and delivered by each Loan Party as of the Effective Date and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The performance by each Loan Party of its obligations under the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, operating agreement, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or its assets (as to any such violation or default to the extent it could result in a Material Adverse Effect), or give rise to a right thereunder to require any payment to be made by any Loan Party (without limiting the foregoing, the Loan Parties represent and warrant that the incurrence of all Secured Obligations are permitted under the Second Lien Indenture), and (d) other than pursuant to the Collateral Documents and, subject to the First Lien Intercreditor Agreement, the Floor Plan Loan Documents, and, subject to the Second Lien Intercreditor Agreement and the Second Lien Documents, will not result in the creation or imposition of or other requirement to create, any Lien on any asset of any Loan Party.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrowers have heretofore furnished to the Lenders the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries (as described in such audit) as of and for the Fiscal Year ended December 31, 2020, audited by UHY LLP, independent public accountants, and the consolidated balance sheet and statement of income, stockholders equity and cash flows of Alta Enterprises and its Subsidiaries as of January 31. 2021 prepared by a Financial Officer (collectively, the "Historical Financial Statements"). Such financial statements for the Fiscal Year ended December 31, 2020 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such date and for such periods in accordance with GAAP, and such financial statements as of January 31. 2021 present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Alta Enterprises and its Subsidiaries as of such dates and for such periods in accordance with GAAP.

(b)
The pro forma financial statements and projections delivered to the Administrative Agent prior to the Effective Date for the Fiscal Years ending December 31, 2020 through and including December 31, 2022 of Alta Group (the “Projections”) fairly present in all material respects the pro forma consolidated financial condition of Alta Group and its Subsidiaries after giving effect to the Transactions in accordance with GAAP, and contain reasonable assumptions and give appropriate effect to those assumptions, and are based on estimates and assumptions considered reasonable by Alta Group and the best information available to Alta Group at the time made, and use information consistent with the plans of Alta Group, it being recognized by the Administrative Agent and the Lenders, however, that projections as to future events are not to be viewed as facts, and that the actual results during the period or periods covered by said projections probably will differ from the projected results and that such differences may be material.
(c)
Since December 31, 2020 there has been no Material Adverse Effect.

SECTION 3.05. Properties. (a) Each Loan Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted.

(b)
Each Loan Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(c)
As of the Third Amendment Effective Date ~~of this Agreement~~, each Loan Party, including its ownership, is described on Schedule 3.05 hereto. The Loan Parties listed on Schedule 3.05 include all Subsidiaries of each Loan Party. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b)
Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has or expects to incur any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.
(c)
Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08. Investment Company Status. No Loan Party is required to register as an "investment company" under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each Loan Party has timely filed or caused to be filed all federal and all material state, provincial and local Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves.

SECTION 3.10. ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Benefit Plan complies with, and has been operated in accordance with, all applicable laws, including ERISA and the Code, and the terms of such Benefit Plan, (ii) no Borrower or Guarantor has any liability for a fine, penalty, damage, or excise tax with respect to an Benefit Plan, and no Borrower or Guarantor has received notice from a governmental authority, plan administrator, or participant (or any participant's agent) that any such fine, penalty, damage or excise tax may be owing by such Borrower or Guarantor and (iii) each Benefit Plan intended by an Borrower or Guarantor to be qualified under Section 401 of the Code is so qualified.

(b) As of the ~~Second~~Third Amendment Effective Date, none of the Loan Parties nor any Subsidiary of a Loan Party has any Canadian Pension Plans. Each Loan Party and its Subsidiaries are in

compliance with the applicable requirements of the ITA as it relates to any benefit plans of any of the Loan Parties or any Subsidiary of a Loan Party that are required to be registered under the ITA, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.11. Disclosure. (a) The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No reports, financial statements, certificates or other information furnished by or on behalf of any Borrower (including without limitation any information memorandum provided to any of the Lenders) to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such forecasts or projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers, and that no Borrower makes no representation as to the attainability of such forecasts or projections or as to whether such forecasts or projections will be achieved or will materialize).

(b) As of the date of this Agreement, to the best knowledge of each Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the date of this Agreement to any Lender in connection with this Agreement is true and correct in all respects.

SECTION 3.12. Solvency. After giving effect to the Transactions, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the assets (including contingent assets) will be sufficient to pay the probable liability of such Loan Party’s debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date; (e) no Loan Party is “insolvent” within the meaning of Section 101(32) of the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute or any applicable Canadian Insolvency Legislation; and (f) no Loan Party has incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Loan Party or any of its Affiliates.

SECTION 3.13. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office, the United States Copyright Office, and the Canadian Intellectual Property Office and, with respect to real property, the Mortgages, or taking such other action as may be required for perfection under applicable law, such Liens will constitute, to the extent required by the Loan Documents, perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral other than with respect to Liens expressly permitted by Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law.

SECTION 3.14. Labor Disputes; Etc.~~.~~  There are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrowers, threatened. There are no labor controversies pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party

(i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or the Transactions. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary.

SECTION 3.15. No Default. No Default has occurred and is continuing.

SECTION 3.16. Margin Regulations. No part of the proceeds of any Loan have been used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U, and X. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.17. Subordinated Debt. All representations and warranties of any Loan Party contained in any Subordinated Debt Document are true and correct in all material respects when made. As of the Third Amendment Effective Date, all outstanding Subordinated Debt and Subordinated Debt Documents are described on Schedule 3.17. As of the Third Amendment Effective Date, there are no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise entered into in connection with the Subordinated Debt other than as described on Schedule 3.17 hereto and each Borrower represents and agrees that there will be no other documents, agreements or instruments evidencing the Subordinated Debt or otherwise relating thereto without the prior written consent of the Administrative Agent. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.17 have been delivered to the Administrative Agent on or prior to the Third Amendment Effective Date. All Secured Obligations are senior debt as defined in the Subordinated Debt Documents and entitled to the benefits of the subordination and other provisions thereof. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Subordinated Debt Document and the Subordinated Debt Documents are in full force and effect.

SECTION 3.18. Anti-Corruption Laws and Sanctions. Each Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Borrower, its Affiliates and their respective officers and employees and to the knowledge of the Borrowers its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Loan Parties nor any of their respective directors, officers or employees, or, to the knowledge of any Borrower, any agent of any Loan Party that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions and no Collateral is subject to any Sanctions.

SECTION 3.19. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

SECTION 3.20. Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

SECTION 3.21. Material Agreements. All material dealer or similar agreements to which any Loan Party is a party or is bound as of ~~the~~Third Amendment Effective Date ~~of this Agreement~~ are listed on Schedule 3.21. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any material franchise or similar agreement to which it is a party or any other Material Agreement as of the Third Amendment Effective Date, (b) any material franchise or similar agreement to which it is a party or any other Material Agreement after the Third Amendment Effective Date that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (c) any agreement or instrument evidencing or governing Material Indebtedness.

SECTION 3.22. Capitalization and Subsidiaries. Schedule 3.22 sets forth (a) a correct and complete list of the name and relationship to Alta Group of each Subsidiary, (b) a true and complete listing of each class of each of Alta Group’s entity’s authorized Equity Interests, all of which issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.22, and (c) the type of entity of Alta Group and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Each Loan Party has and will have all requisite power to own or lease the properties material to its business and to carry on its business as now being conducted and as proposed to be conducted.

SECTION 3.23. Use of Proceeds. The proceeds of the Loans have been used, and will be used, as set forth in Section 5.08.

SECTION 3.24. Affiliate Transactions. Except for agreements in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm's-length basis from unrelated third parties, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons is directly or indirectly indebted to or has any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

SECTION 3.25. Second Lien Transactions. On the Third Amendment Effective Date the Borrowers have received the proceeds of the Second Lien Notes in an aggregate principal amount of not less than $315,000,000, net of fees and expenses, in accordance with Section 4.01(g). All representations and warranties of any Loan Party contained in any Second Lien Document are true and correct in all material respects when made. As of the Third Amendment Effective Date, all Second Lien Documents (including without limitation all additional Second Lien Documents and all amendments and other modifications to be executed as of the Third Amendment Effective Date) are described on Schedule 3.25. As of the Third Amendment Effective Date, there are no other material documents, agreements or instruments evidencing the Second Lien Obligations or otherwise entered into in connection with the Second Lien Obligations other than as described on Schedule 3.25. Complete and accurate copies of all documents, agreements or instruments described on Schedule 3.25 have been delivered to the Administrative Agent on or prior to the Third Amendment Effective Date. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under any Second Lien Document and the Second Lien Documents are in full force and effect. The execution, delivery and performance by the Loan Parties of the Loan Documents, the borrowing of Loans and other credit extensions hereunder and the use of the proceeds thereof will not violate or result in a default under any Second Lien Document or give rise to a right thereunder to require any payment to be made by any Loan Party under any Second Lien Document.

SECTION 3.26. Insurance. Schedule 3.26 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the date of this Agreement. As of the Third Amendment Effective Date, all premiums in respect of such insurance have been paid. Each Borrower maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 3.27. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest.

SECTION 3.28. Charitable Organization. No Canadian Loan Party is a charity registered with the Canada Revenue Agency and it does not solicit charitable financial donations from the public and none of the Loans under this Agreement and none of the other services and products, if any, to be provided by the Lender under or in connection with this Agreement will be used by, on behalf of, or for the benefit of any Person other than the Borrowers or any other Loan Party.

ARTICLE IV Conditions

SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 or addressed in a post-closing letter agreement):

(a)
Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic mail message transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other legal opinions, certificates, documents, instruments, lien searches, and agreements and documents as the Administrative Agent shall reasonably request and the completion of such other due diligence and other conditions and requirements as the Administrative Agent shall reasonably request in connection with the

Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b)
Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer or other executive officer of each Borrower and in form and substance satisfactory to the Administrative Agent, on the initial Borrowing date stating and showing that, after giving pro forma effect to all Loans and Letters of Credit required to be made or issued on the date hereof and all other amounts to be paid on the Effective Date, the satisfaction of all closing conditions under this Section 4.01 and the completion of all other Transactions to be completed on the Effective Date, (i) no Default has occurred and is continuing, (ii) the representations and warranties contained in Article III are true and correct in all material respects as of such date, (iii) all financial covenants in Section 6.13 are complied with on a Pro Forma Basis, and (iv) the Borrowers have performed and complied with all agreements and conditions contained in this Agreement from the date of this Agreement until the Effective Date, assuming that Articles V and VI hereof are applicable from the date of this Agreement.
(c)
Fees. The Lenders and the Administrative Agent shall have received, substantially concurrently with the effectiveness hereof, all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and documented expenses of legal counsel to the Administrative Agent), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Loan Parties to the Administrative Agent on or before the Effective Date.
(d)
Existing Indebtedness. The Loan Parties shall have paid, concurrently with the initial Loans hereunder, all Indebtedness that is not permitted hereunder and shall have terminated all credit facilities and all Liens relating thereto, all in a manner satisfactory to the Administrative Agent and its counsel, including without limitation all such payoffs and Lien releases with respect to the Note Purchase Agreement, dated as of February 3, 2020 (as amended) among the Borrowers, the noteholders thereunder and U.S. Bank National Association, as the representative of such noteholders.
(e)
Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance satisfactory to the Administrative Agent, together with endorsements naming the Administrative Agent as an additional insured and first lenders’ loss payee, and otherwise in compliance with the terms of Section 5.05.
(f)
Floor Plan Credit Agreement. Prior to or substantially simultaneously with the initial extensions of credit hereunder, the Administrative Agent shall have received copies of all final Floor Plan Loan Documents to be effective as of the Effective Date and an intercreditor agreement required by the Administrative Agent in connection therewith, all duly executed by all parties thereto. As of the Effective Date, the aggregate principal amount of the commitments with respect to the Floor Plan Loans under the Floor Plan Credit Agreement shall not be less than $40,000,000.
(g)
Second Lien Notes. Prior to or substantially simultaneously with the initial extensions of credit hereunder, Borrowers shall have received the proceeds of the Second Lien Notes in the principal amount of $315,000,000, and the Administrative Agent shall have received the Second Lien Intercreditor Agreement duly executed by all parties and copies of all final Second Lien Documents to be effective as of the Effective Date.
(h)
Intercreditor Agreements. The Administrative Agent shall have received copies of all agreements evidencing any floor plan financing of Alta Group and its Subsidiaries and, to the extent requested by the Administrative Agent, copies of all agreements evidencing any other Indebtedness permitted hereunder, and shall have received intercreditor agreements or amendments to existing intercreditor agreements, to the extent requested by the Administrative Agent, with respect to all floor plan financing permitted hereunder executed by all applicable providers of such floor plan financing, the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Representative, each in form and substance satisfactory to the Administrative Agent.

(i)
Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation.
(j)
Financial Statements; Projections. The Lenders shall have received from the Borrowers

(i) the Historical Financial Statements, (ii) pro forma consolidated and consolidating balance sheets of Borrowers and their Subsidiaries as of the Effective Date, and reflecting the transactions contemplated by the Loan Documents and the Second Lien Documents, in each to occur on or prior to the Effective Date, which pro forma financial statements shall be in form and substance satisfactory to Administrative Agent, and (iii) the Projections.

(k)
Availability. On the Effective Date and immediately after giving effect to the Transactions contemplated to occur on the Effective Date and the payment of all related costs and expenses, Borrowers and their Subsidiaries shall have Availability of at least $75,000,000.
(l)
Corporate Structure. The corporate structure, capital structure and other material debt instruments, material accounts and governing documents of the Borrowers and their Affiliates shall be acceptable to the Lenders in their sole discretion.
(m)
USA PATRIOT Act, Etc. (i) The Administrative Agent shall have received, (x) at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (ii) to the extent the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least the (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied).
(n)
Funding Account. The Administrative Agent shall have received a notice setting forth the deposit account(s) of the Borrowers (the “Funding Account”) to which the Administrative Agent is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.
(o)
Opinions of Counsel. The Lenders, the Administrative Agent and their respective counsel shall have received executed copies of the written opinions of Howard & Howard Attorneys PLLC, counsel for the Borrowers, as to such matters as Lenders may reasonably request, dated as of the Effective Date and otherwise in form and substance reasonably satisfactory to Lenders (and each Borrower hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).
(p)
Miscellaneous. The Administrative Agent shall have received such certificates, documents and other customary instruments, and evidence of the satisfaction of such other conditions as reasonably requested by the Administrative Agent, including without limitation satisfactory results of a completed collateral field audit examination, lien searches, appraisals, quality of earnings report, floor plan audit examination and supporting information. All corporate, limited liability and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Lenders and the Administrative Agent.

The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding; provided, that the Effective Date shall be deemed to have occurred upon the initial funding of Loans by the Lenders. Notwithstanding anything herein to the contrary, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., New York time, on April 1, 2021 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time), and it is acknowledged and agreed that the Lenders shall not have any obligation to make Loans hereunder and the Issuing Bank shall not have any obligation to issue Letters of Credit hereunder unless each of the foregoing conditions is satisfied, the conditions in Section 4.02 are satisfied and the Effective Date has occurred.

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction or waiver of the following conditions:

(a)
The representations and warranties of each Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(b)
At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (i) no Default shall have occurred and be continuing and (ii) no Protective Advance shall be outstanding.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing, amending, renewing or extending, or causing the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders.

ARTICLE V Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article V of the Existing Credit Agreement shall be effective until the Effective Date):

SECTION 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

(a)
by no later than ninety days (90) after the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2021, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by UHY LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and such report shall also include (x) a detailed summary of any audit adjustments; (y) a reconciliation of any audit adjustments or reclassifications to the previously provided monthly financials; and (z) restated monthly financials for any impacted periods;
(b)
(i) by no later than forty five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending March 31, 2021, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) by no later than thirty (30) days after the end of each calendar month (including each month that is also the end of a Fiscal Quarter), commencing with the first month ending on a date after the Effective Date, the unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows of Alta Group and its Subsidiaries as of the end of and for such month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Alta Group and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(c)
simultaneous with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of each Borrower (i) certifying as to whether an Event of Default has occurred and, if an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13 and calculating the Applicable Margin, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(d)
within 30 days of the end of each calendar month and, in addition, during any Cash Dominion Period, by Wednesday of each week for the weekly period ending on the Friday of the week prior to the date such Borrowing Base Certificate is submitted (or, in each case the next Business Day if such day is not a Business Day) and at such other times as may be required by the Administrative Agent, a Borrowing Base Certificate as of the end of such period and a listing of Accounts, Eligible Equipment Inventory – New, Eligible Equipment Inventory – Rental Fleet, Eligible Equipment Inventory – Unappraised, Eligible Equipment Inventory – Used Fleet (and to include the orderly liquidation value (based on most recent appraisal) of Eligible Equipment Inventory where applicable), accounts payable and parts inventory of the Borrowers (and Guarantors, if any) as of the end of such period (provided that, for such weekly reporting, the required information shall be limited a Borrowing Base Certificate, updated solely for an Accounts rollforward, for ineligible Accounts relating to Floor Plan Priority Collateral and for the current Revolving Exposure) in form and detail satisfactory to the Administrative Agent and certified by each Borrower by one of its Financial Officers;

(e)
within 30 days of the end of each calendar month and, in addition, during any Cash Dominion Period, by Wednesday of each week for the weekly period ending on the Friday of the week prior to the date such Borrowing Base Certificate is submitted (or, in each case the next Business Day if such day is not a Business Day) and at such other times as may be required by the Administrative Agent, as of the period then ended (provided that, the information required under this clause (e) for weekly reports shall be limited to the information under clause (e)(i) below and such other additional information required by the Administrative Agent), all delivered electronically in a file acceptable to the Administrative Agent:
(i)
a detailed aging of the Borrowers’ Accounts, including all invoices aged by invoice date and due date (with an explanation of the terms offered), prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor;
(ii)
a schedule detailing the Borrowers’ Inventory, in form satisfactory to the Administrative Agent, (1) by location (showing Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (used, rental, parts, etc.), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis unless otherwise agreed) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower Representative are deemed by the Administrative Agent to be appropriate, and (2) including a report of any variances or other results of Inventory counts performed by the Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Borrowers);
(iii)
a worksheet of calculations prepared by the Borrowers to determine Eligible Accounts and Eligible Equipment Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Equipment Inventory and the reason for such exclusion;
(iv)
a reconciliation of the Borrowers’ Accounts and Inventory, in a form and manner acceptable to the Administrative Agent, between (A) the amounts shown in the Borrowers’ general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above and (B) the amounts and dates shown in the reports delivered pursuant to clauses (i) and (ii) above and the Borrowing Base Certificate delivered pursuant to clause (d) above as of such date;
(v)
a listing of all Equipment in a form and manner acceptable to the Administrative Agent, (1) included in the Revolving Borrowing Base with the Net Book Value of each item that has been appraised, (2) that has been acquired since the last appraisal with the Net Book Value, acquisition cost and date of acquisition of each such item, (3) a list of all equipment purchased with Floor Plan Loans and the net Book Value thereof, and (4) a reconciliation of the aggregate equipment associated with the Floor Plan Loans and Revolving Loans to the perpetual inventory; and
(vi)
a reconciliation of the loan balance per the Borrowers’ general ledger to the loan balance under this Agreement;
(f)
as soon as available but in any event within 30 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the month then ended, a schedule and aging of the Borrowers’ accounts payable, delivered electronically in a file acceptable to the Administrative Agent;
(g)
promptly upon the Administrative Agent’s request during a Cash Dominion Period:
(i)
copies of invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;
(ii)
copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party;
(iii)
a listing of all Equipment that has been sold since the last Borrowing Base Certificate with the Net Book Value and date of sale of each such item;
(iv)
an updated customer list for each Borrower and its Subsidiaries, which list shall state the customer’s name, mailing address and phone number, delivered electronically in a file acceptable to the Administrative Agent and certified as true and correct by a Financial Officer of the Borrower Representative;
(v)
the Borrowers’ sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal for such period requested by the Administrative Agent;
(vi)
a detailed listing of all advances of proceeds of Loans requested by the Borrower Representative for each Borrower for such period requested by the Administrative Agent and a detailed listing of all intercompany loans made by the Borrowers for such period requested by the Administrative Agent;
(vii)
copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by any Borrower to its equity owners generally, as the case may be;
(viii)
certificates of good standing or the substantive equivalent available in the jurisdiction of incorporation, formation or organization for each Loan Party from the appropriate governmental officer in such jurisdiction; and
(ix)
a schedule detailing the balance of all intercompany accounts of the Loan

Parties;

(h)
promptly after any request therefor by the Administrative Agent or any Lender, copies of

(i) any documents described in Section 101(k)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan, (ii) any notices described in Section 101(l)(1) of ERISA that any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if a Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof, (iii)

promptly after any request therefor by the Administrative Agent or any Lender, copies of the most recently filed actuarial valuation report with respect to each Canadian Defined Benefit Pension Plan as filed with any applicable Governmental Authority; (iv) notification within 30 days of any voluntary or involuntary termination of, or participation in, a Canadian Defined Benefit Pension Plan, which could, in each case, reasonably be expected to (x) have a Material Adverse Effect or (y) result in a wind-up deficiency with respect to such Canadian Defined Benefit Pension Plan and (v) promptly after any request therefor by the Administrative Agent or any Lender, such other information with respect to any Canadian Pension Plan as reasonably requested by the Administrative Agent or any Lender;

(i)
promptly following any request therefor, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of any Borrower by independent accountants in connection with the accounts or books of any Borrowers or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;
(j)
without limiting the other reporting obligations hereunder, contemporaneously with, or promptly after, delivery thereof to the applicable holder of Second Lien Documents or any floor plan financing, copies of (i) notices of default under the Second Lien Documents or any floor plan financing;

(ii) upon the Administrative Agent’s request, availability and borrowing base reports thereunder; and (iii) upon the Administrative Agent’s request, all other financial or other reporting under the Second Lien Documents or any floor plan financing that relate to the financial condition of Borrowers and their Subsidiaries or related to the Collateral, in each case, to the extent not already delivered to Administrative Agent or the Lenders under this Section 5.01, unless such reporting has been waived by the Second Lien Holders or holders of such floor plan financing;

(k)
promptly and in any event within five (5) days of the filing thereof with the IRS, the federal tax returns of each Borrower;
(l)
as soon as available but in any event no later than 31 days after the end of, and no earlier than 60 days prior to the end of, each fiscal year of Alta Group, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of Alta Group and its Subsidiaries for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent; and
(m)
promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Alta Group, and copies of all annual, regular, periodic and special reports and registration statements which the any Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent or the Lenders pursuant hereto;
(n)
promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Borrower or any Subsidiary thereof;
(o)
promptly, and in any event within five Business Days after receipt thereof by any Borrower or any Subsidiary thereof, a copy of any rating letter or notification with respect to the Second Lien Notes from any credit rating company; and
(p)
promptly following any request therefor, (x) a listing of accounts receivable, accounts payable and inventory, (y) such other information regarding the operations, business affairs and financial condition of any Loan Party including a schedule of amortization required under any floor plan financing, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through

Administrative Agent) may reasonably request and (z) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 5.01(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on a Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower Representative shall notify the Administrative Agent and each Lender (by fax or through Electronic Systems) of the posting of any such documents and provide to the Administrative Agent through Electronic Systems electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents.

SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent and each Lender prompt (and in any event within two (2) Business Days) written notice of the following:

(a)
the occurrence of any Default;
(b)
the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
(c)
any material change in accounting or financial reporting practices by any Borrower or any Subsidiary, including without limitation the manner in which equipment is depreciated;
(d)
the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $2,500,000;
(e)
any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;
(f)
any loss, damage, or destruction to the Collateral in the amount of $2,500,000 or more, whether or not covered by insurance;
(g)
within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral having an aggregate value in excess of $2,500,000 is located;
(h)
within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement or amendment;
(i)
any amendment, supplement or other modification of any Second Lien Documents, any Floor Plan Loan Documents or any floor plan financing, together with a fully executed copy of such amendment, supplement or modification;
(j)
any other development that results in, or could reasonably be expected to result in, a

Material Adverse Effect; and
(k)
any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.02 of the Sixth Amended and Restated ABL First Lien Credit Agreement dated April 1, 2021” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Borrowers will, and will cause each other Loan Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

SECTION 5.04. Payment of Obligations. The Borrowers will, and will cause each other Loan Party to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or give rise to the collection or enforcement of any Lien.

SECTION 5.05. Maintenance of Properties; Insurance. The Borrowers will, and will cause each other Loan Party to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, in each case as determined by the Administrative Agent. Without limiting the foregoing, the Borrowers will and will cause each other Loan Party to (i) at all times maintain, if available, fully paid flood hazard insurance on all real property that is located in a special flood hazard area and that is subject to a Mortgage, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 (as amended) or as otherwise required by the Administrative Agent, (ii) furnish to the Administrative Agent evidence of renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the Administrative Agent prompt written notice of any re-designation of any such improved real property into or out of a special flood hazard area. Each such policy of insurance shall (i) name the Administrative Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy, contain a lenders' loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent, on behalf of Lenders, as the lenders' loss payee thereunder and provides for at least thirty days' prior written notice to the Administrative Agent of any modification or cancellation of such policy.

SECTION 5.06. Books and Records; Inspection Rights. The Borrowers will, and will cause each other Loan Party to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrowers will, and will cause each other Loan Party to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Borrowers will, and will cause each other Loan Party to, permit independent agents or representatives acceptable to the Administrative Agent to conduct comprehensive field audits and floor plan audits and appraisals of the each Loan Party's books, records, properties and assets, including, without limitation, all collateral subject to the Collateral Documents, and the Borrowers (and the Guarantors, if any) shall pay for the reasonable costs of such audits and appraisals. The Borrowers agree that the Administrative Agent may require semi-annual appraisals of the equipment and inventory of the Loan Parties and may require periodic appraisals of the real property of the Loan Parties if determined to be required by the Administrative Agent, and may order additional appraisals upon and after the occurrence of any Event of Default. The Administrative Agent will use commercially reasonable efforts to conduct annual field audits and semi-annual appraisals of the equipment and inventory, provided that the Administrative Agent may conduct such audits and appraisals more frequently upon the occurrence and during the continuance of an Event of Default.

SECTION 5.07. Compliance with Laws. Each Borrower will, and will cause each other Loan Party to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Borrower will, nor will it permit any other Loan Party, to be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Borrower or Guarantor or from otherwise conducting business with a Borrower or Guarantor, or fail to provide documentary and other evidence of any Borrower's or Guarantor's identity as may be reasonably requested by any Lender at any time to enable such Lender to verify each Borrower's or Guarantor's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31

U.S.C. Section 5318. Each Borrower will maintain, and cause each Loan Party to maintain, in effect and enforce policies and procedures designed to ensure compliance by the Loan Parties and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Borrowers will not permit any Collateral to become subject to any Sanctions.

SECTION 5.08. Use of Proceeds and Letters of Credit. The proceeds of the Revolving Loans will be used for refinancing certain Indebtedness in existence on the Effective Date, for working capital needs and for other general corporate purposes (including the Transactions) of the Loan Parties in the ordinary course of business. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws,

(b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09. Collateral Security; Further Assurances. (a) To guarantee or secure the payment when due of the Secured Obligations, each Borrower shall execute and deliver, or cause to be executed and delivered, to the Lenders and the Administrative Agent Collateral Documents granting or providing for the following:

(i)
Loan Party Guaranties of all present and future Guarantors.
(ii)
Security Agreements granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future accounts, chattel paper, commercial tort claims, deposit accounts, documents, farm products, fixtures, chattel paper, equipment, general intangibles, goods, instruments, inventory, investment property, letter-of-credit rights (as terms are defined in the UCC) and all other personal property of each Loan Party.
(iii)
Mortgages granting a first priority, enforceable Lien and security interest, subject only to Liens permitted by Section 6.02, on all present and future material fee real property (including fixtures) of each Loan Party, together with such documents and the satisfaction of such other conditions customarily required in connection with Mortgages as reasonably determined by the Administrative Agent and at the Borrowers’ expense; provided that the Borrowers shall not be required to grant Mortgages on the Howell Property.
(iv)
All other security and collateral described in the Collateral Documents.
(b)
Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, notify the Administrative Agent of the formation or acquisition of any Subsidiary or the acquisition of any assets on which a Lien is required to be granted and that is not covered by existing Collateral Documents. Each Borrower agrees that it will promptly, and in any event within five (5) Business Days, execute and deliver, and cause each Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such joinder agreements, Loan Party Guaranties and other Collateral Documents and other agreements, documents and instruments, each in form and substance reasonably satisfactory to the Administrative Agent, sufficient to join each Loan Party as a Borrower to this Agreement and to grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, the Loan Party Guaranties and Liens contemplated by this Agreement and the Collateral Documents. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act and any applicable Canadian AML Legislation. The Borrowers shall deliver, and cause each other Loan Party to deliver, to the Administrative Agent all original instruments payable to it with any endorsements thereto required by the Administrative Agent and all original certificated securities and other certificates with respect to any Equity Interests owned by any Loan Party and required to be pledged with any blank stock or other powers required by the Administrative Agent. Additionally, the Borrowers shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such certificates, legal opinions, insurance, lien searches, environmental reports, organizational and other charter documents, resolutions and other documents and agreements as the Administrative Agent may reasonably request in connection therewith. Each Borrower shall use commercially reasonable efforts to cause each lessor of real property to any Loan Party where any material Collateral is located to execute and deliver to the Administrative Agent an agreement in form and substance reasonably acceptable to the Administrative Agent. Each Borrower shall execute and deliver, and cause each other Loan Party to execute and deliver, promptly, and in any event within five (5) Business Days, upon the request of the Administrative Agent, such agreements and instruments evidencing any intercompany loans or other advances among the Loan Parties, or any of them, and all such intercompany loans or other advances owing by any Borrower or owing by any Guarantor which are not owed to a Borrower shall be, and are hereby made, subordinate and junior to the Secured Obligations and no payments may be made on such intercompany loans or other advances upon and during the continuance of an Event of Default unless otherwise agreed to by the Administrative Agent.

(c)
Notwithstanding anything to the contrary in this Agreement, the Borrowers acknowledge that all Subsidiaries of any of the Borrowers, whether now existing or hereafter arising, are required hereunder to become a Borrower, Guarantor and Loan Party, and failure to do so in accordance with the terms of this Agreement shall be an Event of Default hereunder.

SECTION 5.10. Depository Banks. Each Loan Party shall maintain the Administrative Agent as such Loan Party’s principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business and as its principal source of other Banking Services. In addition, (i) NITCO may maintain a deposit account with Citizens Bank, N.A. so long as it continues to be subject to a deposit account control agreement satisfactory to the Administrative Agent, (ii) NITCO may continue to maintain the deposit account with KeyBank National Association so long as any funds in such account exceeding $100,000 shall be immediately transferred to a deposit account with the Administrative Agent, and (iii) the Loan Parties may maintain such other deposit accounts as the Administrative Agent approves in its Permitted Discretion, and such deposit accounts shall be subject to the terms of the Security Agreement.

SECTION 5.11 Additional Covenants. If at any time any Loan Party enters into or becomes a party to any instrument or agreement relating to or amending or otherwise modifying any provisions applicable to the Second Lien Indenture, which includes any material covenants or defaults not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Borrowers will promptly so advise the Administrative Agent and the Lenders. Thereupon, if the Administrative Agent or the Required Lenders shall request, upon notice to the Borrowers, the Administrative Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Administrative Agent may request), providing for substantially the same material covenants and defaults as those provided for in such instrument or agreement to the extent required and as may be selected by (i) the Administrative Agent or (ii) the Required Lenders.

ARTICLE VI Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Borrower executing this Agreement covenants and agrees, jointly and severally with all of the other Borrowers, with the Lenders that, at all times on and after the Effective Date (and all covenants in Article VI of the Existing Credit Agreement shall be effective until the Effective Date):

SECTION 6.01. Indebtedness. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a)
Secured Obligations;
(b)
Floor Plan Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;
(c)
Second Lien Obligations, provided that any increases in the amount thereof are subject to the Second Lien Intercreditor Agreement and any refinancing thereof shall be made in accordance with the Second Lien Intercreditor Agreement;
(d)
other Indebtedness existing on the Effective Date and set forth in Schedule 6.01 and not to exceed the amounts set forth on Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that any floor plan financings set forth on Schedule 6.01 may be increased subject to compliance with Section 6.01(j) and the other terms hereof, and the outstanding borrowed amounts under vendor floor plan financings described on Schedule 6.01 shall be subject to Section 6.01(j) below;
(e)
Indebtedness among the Loan Parties, provided that any such Indebtedness owing by any Borrower shall qualify as Subordinated Debt if requested by the Administrative Agent;
(f)
Indebtedness of any Loan Party incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than those Capital Lease Obligations permitted pursuant to Section 6.01(i) below) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed

$3,000,000 at any time outstanding;

(g)
Swap Obligations permitted under Section 6.05;
(h)
Subordinated Debt, including any refinancing thereof, in each case on terms reasonably satisfactory to the Administrative Agent;
(i)
Indebtedness of Loan Parties reasonably acceptable to the Administrative Agent consisting of floor plan financings (including any Floor Plan Obligations) and other vendor financing reasonably acceptable to the Administrative Agent and, if required by the Administrative Agent, subject to an intercreditor agreement reasonably acceptable to the Administrative Agent; provided that (i) the aggregate stated maximum amount of all such floor plan financings and all such other vendor financing plus the aggregate stated maximum amount of all floor plan financings described on Schedule 6.01 shall not exceed $3~~5~~90,000,000 at any time outstanding, with a 10% annual increase, effective each year with the receipt of the audited financial statements required under Section 5.01(a), commencing with such statements for the fiscal year ending December 31, 2023, subject to (A) no Default and (B) such increased amount being permitted by the terms of all other Material Indebtedness, (ii) any Indebtedness owing to any Person and its Affiliates listed on Schedule 6.01 that is not a party to an intercreditor agreement with the Administrative Agent and reasonably acceptable to, the Administrative Agent, shall not exceed the amount designated on Schedule 6.01 for such Person and its Affiliates, regardless of whether such Indebtedness is otherwise permitted under this clause (ii) or any other clause of this Section

6.01 and (iii) the aggregate stated maximum amount of the financings in which CNHI or any of its

Affiliates is the lender shall not exceed $25,000,000 at any time unless otherwise agreed to in writing by the Required Lenders;

(j)
Indebtedness of any Loan Party if (i) such Indebtedness is permitted under the Second Lien Indenture, (ii) immediately after giving effect to such Indebtedness, the Fixed Charge Coverage Ratio shall be greater than 1.1 to 1.0 calculated on a on a pro forma basis acceptable to the Administrative Agent, (iii) no Default has occurred and is continuing or would result immediately after giving effect to such Indebtedness on a pro forma basis satisfactory to the Administrative Agent, (iv) both before and after giving effect to such Indebtedness on a pro forma basis acceptable to the Administrative Agent, each of the representations and warranties in the Loan Documents is true and correct, and (v) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to each of the foregoing items; ~~and~~
(k)
Indebtedness up to $3,000,000 in the aggregate for seller notes and earn-outs that are not subject to a Subordination Agreement, provided that such seller notes and earn-outs are unsecured; and
(l)
~~(k)~~ Indebtedness not otherwise permitted under this Section 6.01 in an aggregate principal amount that, when aggregated with the principal amount of all Indebtedness incurred pursuant to this clause (k), together with any refinancing thereof, does not at any one time outstanding exceed the greater of (i) $50,000,000 and (ii) 7.5% of Consolidated Total Assets at the time of any incurrence.

SECTION 6.02. Liens. No Borrower will, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a)
Permitted Encumbrances;
(b)
Liens in favor of the Administrative Agent securing the Secured Obligations, Liens in favor of the Floor Plan Administrative Agent securing the Floor Plan Obligations subject to the First Lien Intercreditor Agreement and subordinate Liens securing the Second Lien Obligations subject to the Second Lien Intercreditor Agreement;
(c)
any Lien on any property or asset of any Loan Party existing on the Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(d)
Liens on fixed or capital assets acquired, constructed or improved by any Loan Party; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.01,

(ii) such security interests and the Indebtedness secured thereby are incurred prior to or within ninety

(90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of any Loan Party;

(e)
Liens solely on equipment of a Loan Party acceptable to the Administrative Agent purchased with Indebtedness permitted under Section 6.01(i) on terms reasonably approved in writing by the Administrative Agent;
(f)
Other Liens securing Indebtedness then outstanding and secured pursuant to this clause

(f) measured at the time of securing such Indebtedness in an aggregate principal amount not to exceed the greater of (i) $50,000,000 and (ii) 7.5% of Consolidated Total Assets at the time of incurrence of such Indebtedness and Liens; provided, that to the extent any such Indebtedness is secured by Liens on Collateral, such Liens shall be subordinate to the Liens in favor of the Administrative Agent securing the

Secured Obligations pursuant to the Second Lien Intercreditor Agreement or other intercreditor arrangement acceptable to the Administrative Agent providing comparable Lien subordination; and

(g)
Liens incurred to secure Indebtedness of any Loan Party if (i) such Liens and Indebtedness are permitted under the Second Lien Indenture, (ii) such Indebtedness secured thereby is permitted hereunder, (iii) no Default has occurred and is continuing or would result immediately after giving effect to such Liens and the related secured Indebtedness on a pro forma basis satisfactory to the Administrative Agent, (iv) both before and after giving effect to such Liens and the related secured Indebtedness on a pro forma basis acceptable to the Administrative Agent, each of the representations and warranties in the Loan Documents is true and correct, (v) the holders of such Liens or their agent, trustee or authorized representative shall become party to Second Lien Intercreditor Agreement and the Second Lien Documents that grant a security interest, and all such Liens shall be subordinate to the Liens in favor of the Administrative Agent securing the Secured Obligations pursuant to the Second Lien Intercreditor Agreement, and (vi) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to each of the foregoing items.

Notwithstanding anything herein to the contrary, the Liens securing any Indebtedness and other obligations under any floor plan financing (other than the floor plan financing under the Floor Plan Credit Agreement) shall be limited to a Lien on the inventory financed by the applicable floor plan financing and proceeds of such inventory, and any such Lien shall not attach to any other assets or any such inventory after the payment of the purchase price for such inventory except as otherwise agreed by the Administrative Agent.

SECTION 6.03. Fundamental Changes. (a) No Borrower will, nor will it permit any other Loan Party to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets, or liquidate or dissolve, except that, and provided that with respect to the matters in the following clauses (ii) through (viii) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Borrower or Subsidiary may sell, transfer or lease inventory and scrap or otherwise dispose of obsolete material, inventory or equipment in the ordinary course of business upon terms substantially consistent with past practices, (ii) any Subsidiary of a Borrower may merge into a Borrower in a transaction in which a Borrower is the surviving entity, (iii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iv) any Borrower may merge into any other Borrower (other than Alta Group), (v) any Loan Party may sell, transfer, lease or otherwise dispose of its assets to any other Loan Party, (vi) Alta Illinois may sell or transfer the CNHI Financing Paper to CNHI in the ordinary course of business, (vii) Alta Illinois may sell the Peru Property, and (viii) any Subsidiary may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders and all assets of such Subsidiary are transferred to a Loan Party; provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b)
No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.09 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.
(c)
No Borrower will, nor will it permit any Guarantor to, engage to any material extent in any business other than businesses of the type conducted by the Borrowers and Guarantors on the date of execution of this Agreement and businesses reasonably related thereto.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Borrower will, nor will it permit any other Loan Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or make any Acquisition, except:

(a)
Permitted Investments;
(b)
existing investments and advances described on Schedule 6.04 hereto, but no increase in the amount thereof;
(c)
loans or advances solely among Loan Parties;
(d)
if no Default exists or would be caused thereby, Guarantees constituting Indebtedness permitted by Section 6.01, provided that no Default exists at the time of, or would be caused by, the incurrence of such Guarantees;
(e)
investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
(f)
the Loan Parties may create one or more Subsidiaries to conduct the business of the Borrowers in accordance with Section 5.03 so long as such Subsidiaries promptly after their creation become Guarantors;
(g)
Permitted Acquisitions; and
(h)
in addition to investments, loans and advances permitted by paragraphs (a) through (g) above, other investments, loans and advances by the Borrowers and the Guarantors provided that (i) the aggregate amount invested, loaned or advanced pursuant to this paragraph (h) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $~~5~~1,000,000 in the aggregate, (ii) no Default exists or would be caused thereby, and (iii) the aggregate unused amount of the Revolving Commitments on a pro forma basis after giving effect to such additional investment, loan or advance equals or exceeds $10,000,000.

SECTION 6.05. Swap Agreements. No Borrower will, nor will it not permit any other Loan Party to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Loan Party has actual exposure, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party and (c) in each case under clause (a) and (b), to the extent reasonably approved by Administrative Agent.

SECTION 6.06. Restricted Payments. The Borrowers will not, and will not permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a)
the Loan Parties may declare and pay dividends with respect to their Equity Interests payable solely in additional common shares of their Equity Interests (other than Disqualified Equity),
(b)
the Loan Parties may make Restricted Payments payable solely to a Loan Party,
(c)
Alta Group may make Restricted Payments in an aggregate amount not to exceed

$1~~0~~5,000,000 in any fiscal year so long as no Default has occurred and is continuing or would result immediately after giving effect to such Restricted Payment and the Indebtedness incurred in connection therewith on a pro forma basis satisfactory to the Administrative Agent after giving effect to such Restricted Payment as of the last day of the Fiscal Quarter most recently ended for which financial statements have been delivered to the Administrative Agent in accordance with Section 5.01(b)(i); and

(d)
Alta Group may make other Restricted Payments so long as the Payment Condition is satisfied.

Notwithstanding the foregoing, the Borrowers will not, and will not permit any Subsidiary to, issue any Disqualified Equity.

SECTION 6.07. Transactions with Affiliates. The Borrowers will not, and will not permit any other Loan Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm's-length basis from unrelated third parties,

(b) transactions solely among Loan Parties, and in each case not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.06.

SECTION 6.08. Restrictive Agreements. No Borrower will, and will not permit any other Loan Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to a Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions imposed by the Floor Plan Credit Agreement or the Second Lien Indenture as of the Effective Date, subject to the Intercreditor Agreements, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) above shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) above shall not apply to customary provisions in leases restricting the assignment thereof.

SECTION 6.09. Change of Name or Location; Change of Fiscal Year. No Loan Party shall (a) change its name as it appears in official filings in the state or other jurisdiction of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Collateral Documents, (c) change the type of entity that it is,

(d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state or other jurisdiction of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S. No Loan Party shall change its Fiscal Year or Fiscal Quarter end without the prior consent of the Administrative Agent.

SECTION 6.10. Amendments to Agreements. No Borrower will, nor will it permit any other Loan Party to, amend, supplement or otherwise modify (a) its articles of incorporation, charter, certificate of formation, operating agreement, by-laws or other organizational document (and including without limitation any other agreement, instrument or document entered into to evidence or govern the terms of any Permitted Preferred Equity or any other Equity Interests), in any manner adverse to the Lenders, except to incorporate the terms of the Permitted Preferred Equity as described in the definition thereof,

(b) any Second Lien Document, or (c) any instrument or agreement evidencing or relating to any Subordinated Debt except as permitted under the applicable Subordination Agreement.

SECTION 6.11. Prepayment of Indebtedness; Subordinated Debt. No Borrower will, nor will it permit any other Loan Party to, directly or indirectly (a) make any payment or other distribution with respect to any Subordinated Debt in contravention of the applicable Subordination Agreement or with respect to any Second Lien Obligations in contravention of the Second Lien Intercreditor Agreement or

(b) voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness (including without limitation any Second Lien Obligations) prior to its scheduled maturity, other than:

(i)
the Secured Obligations and the Floor Plan Obligations;
(ii)
Indebtedness secured by a Lien permitted by Section 6.02(c) if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance herewith;
(iii)
Indebtedness permitted hereunder upon any permitted refinancing thereof in accordance herewith (or with respect to any Second Lien Obligations in accordance with the Second Lien Intercreditor Agreement); and
(iv)
voluntary prepayments of the Second Lien Obligations so long as (w) after giving effect to such prepayment pursuant to this clause (iv) the Fixed Charge Coverage Ratio is not less than 1.0 to 1.0 (as determined on a pro forma as if such prepayment had been made on the last day of the most recent Fiscal Quarter for which the Borrowers have provided financial statements to the Administrative Agent pursuant to Section 5.01), (x) no Default has occurred and is continuing or would result immediately after giving effect to such prepayment; (y) immediately after giving effect to such prepayment and at all times during the 60-day period immediately prior thereto, the Borrowers shall have Availability calculated on a on a pro forma basis acceptable to the Administrative Agent of not less than 17.5% of the Revolving Commitment; and (z) the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (w), (x) and (y) above and attaching calculations for item (w).

SECTION 6.12. Government Regulation. No Loan Party shall be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits any Lender from making any advance or extension of credit to any Loan Party or from otherwise conducting business with the Borrowers or Guarantors, or fail to provide documentary and other evidence of any Loan Party's identity as may be requested by any Lender at any time to enable such Lender to verify any Loan Party's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318.

SECTION 6.13. Financial Covenants.

(a)
Fixed Charge Coverage Ratio. As of the end of any Fiscal Quarter (commencing with the Fiscal Quarter ending March 31, 2021) for which Borrowers’ financial statements have been (or should have been) delivered and in which the Borrowers’ Availability was at any time less than 10% of the Revolving Commitment, the Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0. Once such covenant is in effect, compliance with the covenant will be discontinued on the first day immediately succeeding the last day of the Fiscal Quarter which includes the 60th consecutive day on which the Borrowers’ Availability remains in excess of 10% of the Revolving Commitment, so long as (i) no Default shall have occurred and be continuing and (ii) such covenant has not been in effect and discontinued (A) more than once in the immediately preceding twelve (12) consecutive months or (B) more than three times during the term of this Agreement.

SECTION 6.14. Alta Group, Alta Holdings and Alta Enterprises as a Holding Company. Alta Enterprises shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents and unsecured guaranties of its Subsidiaries floor plan financing with Volvo Commercial Finance LLC The Americas in respect of Volvo financing; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Representative; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Equity Interest of each other Borrower (other than Alta Group and Alta Holdings); and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of any of its Subsidiaries; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta Enterprises other than to Alta Group; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons. Alta Group shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens, subject to the Second Lien Intercreditor Agreement, in favor of the Administrative Agent, the Floor Plan Administrative Agent and the Second Lien Representative; (c) engage in any business or activity or own any assets other than (i) holding the Equity Interest of Alta Holdings and Alta Enterprises; and (ii) performing its obligations and activities incidental thereto under the Loan Documents, the Floor Plan Loan Documents and the Second Lien Documents; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Equity Interests of Alta

Enterprises or Alta Holdings; or (f) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

ARTICLE VII Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)
any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)
any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;
(c)
any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made;
(d)
any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03, 5.05, 5.08, 5.09, 5.10 or 5.11 or in Article VI;
(e)
any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or

(d) of this Article), and such failure shall continue unremedied for a period of fifteen (15) days after the earlier of (i) the Borrowers obtaining actual knowledge of such defaults and (ii) notice thereof from the Administrative Agent to the Borrowers (which notice will be given at the request of any Lender);

(f)
any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and all applicable grace periods thereunder shall have expired;
(g)
any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
(h)
an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;
(i)
any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets,

(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,

(v)
make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(j)
any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(k)
one or more judgments for the payment of money in an aggregate amount in excess of

$2,500,000 shall be rendered against any Loan Party or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party to enforce any such judgment;

(l)
(i) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party in an aggregate amount exceeding $2,500,000 for all periods or (ii) the wind up or termination (in whole or in part) of any Canadian Defined Benefit Pension Plan or the appointment by the appropriate Governmental Authority of a trustee or administrator for any Canadian Defined Benefit Pension Plan, and all such events under this clause (ii) could reasonably be expected to result in liability of any Loan Party in an aggregate amount exceeding $2,500,000 for all periods;
(m)
a Change in Control shall occur;
(n)
any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document if the failure continues beyond any period of grace provided for in the applicable Collateral Document, or any Collateral Document granting a Lien shall for any reason fail to create a valid and perfected first priority security interest in any material Collateral purported to be covered thereby or subordination to be created thereunder, except as permitted by the terms of this Agreement or any Collateral Document, and in each case except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Collateral Documents and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;
(o)
any material provision of any other Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or
(p)
the cancellation or termination of any franchise agreement of any Borrower with Hyster-Yale Group, Inc. or Volvo Construction Equipment, NA (collectively, the “Material OEMs”), unless such Borrower has entered into replacement franchise agreements within 90 days of such cancellation or termination (i) with another OEM of comparable business value to the Material OEMs, and (ii) upon similar terms and conditions to the agreements cancelled or terminated with the Material OEMs, including volume, exclusivity and other requirements, each of which shall be acceptable in form and substance to the Administrative Agent in its Permitted Discretion;

(q)
(i) an Event of Default (as defined in the Floor Plan Credit Agreement on the Effective Date) shall occur and be continuing under the Floor Plan Credit Agreement, (ii) the Floor Plan Credit Agreement is terminated, (iii) for any reason the Floor Plan Credit Agreement ceases to be in full force and effect, or ceases to be binding on the Borrowers, (iv) for any reason, JPMCB is no longer a Lender under the Floor Plan Credit Agreement, or (v) for any reason, JPMCB is not the Floor Plan Administrative Agent; or
(r)
any Subordination Agreement or Intercreditor Agreement shall fail to remain in full force or effect, or any event of default shall have occurred under any Subordination Agreement or Intercreditor Agreement, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any provision of any Subordination Agreement or Intercreditor Agreement;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or

(i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and (iii) exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC or PPSA. In case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the Administrative Agent may exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC or PPSA.

ARTICLE VIII The Administrative Agent SECTION 8.01. Authorization and Action.

(a)
Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.

(b)
As to any matters not expressly provided for herein and in the other Loan Documents
(c)
(including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d)
In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance of operations of the Borrower. Without limiting the generality of the foregoing:
(i)
the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby;
(ii)
where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of Canada or any other country, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and

(iii)
nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;
(e)
The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
(f)
None of any Syndication Agent, any Co-Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.
(g)
In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and
(ii)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.

(h)
The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.

(a)
Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder.
(b)
The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower Representative, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrowers, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by any Borrower, any other Loan Party, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank or Dollar Equivalent.
(c)
Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

SECTION 8.03. Posting of Communications.

(a)
Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).
(b)
Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(c)
THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT,

ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(a)
Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.
(b)
Each of the Lenders, each of the Issuing Banks and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(c)
Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 8.04. The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 8.05. Successor Administrative Agent.

(a)
The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30)

days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

(b)
Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower Representative, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.06. Acknowledgements of Lenders and Issuing Banks.

(a)
Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each

Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b)
Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder.
(c)
Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and

(B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other

Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

(d)
(i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(d) shall be conclusive, absent manifest error.

(ii)
Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii)
The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.
(iv)
Each party’s obligations under this Section 8.06(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

SECTION 8.07. Collateral Matters.

(a)
Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC or PPSA, as applicable. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b)
In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.
(c)
The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate or release any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(d). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

SECTION 8.08. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.09. Certain ERISA Matters.

(a)
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of

PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, or any Arranger, any Syndication Agent, any Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(b)
The Administrative Agent, and each Arranger, Syndication Agent and Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 8.10. Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

ARTICLE IX Miscellaneous

SECTION 9.01. Notices.

(a)
Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(i)
if to the Borrowers, to it at 13211 Merriman Rd, Livonia, Michigan 48150-1826, Attention: President (Facsimile No. 248-449-6701).
(ii)
if to the Administrative Agent~~, Issuing Bank or Swingline Lender~~:

JPMorgan Chase Bank, N.A. 131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com

Agency Withholding Tax Inquiries:

Email: agency.tax.reporting@jpmorgan.com

Agency Compliance/Financials/Intralinks:

Email: covenant.compliance@jpmchase.com

(iii)
If Issuing Bank:

JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor L2 Suite IL1-0480

Chicago, IL, 60603-2300

Attention: ~~Omolola Eneh~~LC Agency Team ~~Phone No: 1-312-954-1007~~

~~Email: omolola.eneh@chase.com~~Tel: 800-364-1969

Fax: 856-294-5267

Email: chicago.lc.agency.activity.team@jpmchase.com

With a copy~~(s)~~  to:

JPMorgan Chase Bank, N.A. ~~Middle Market Servicing~~

10 South Dearborn, Floor L2 Suite IL1-0480

Chicago, IL, 60603-2300

Attention: ~~Commercial Banking~~Loan & Agency Services Group ~~Fax No: (844) 490-5663~~

Email: ~~jpm.agency.cri@jpmorgan.com~~jpm.agency.cri@jpmorgan.com ~~jpm.agency.servicing.1@jpmorgan.com~~

(iv)
~~(iii)~~ if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b)
Notices and other communications to the Borrower Representative, any Loan Party and the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance certificates delivered pursuant to Section 5.01unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.
(c)
Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Event of Default at the time.

(b)
Subject to Section 2.13(c) and (d), and Section 9.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or by the Administrative Agent on behalf of the Required Lenders with the consent of the Required Lenders) or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent (with the consent of the Required Lenders) and the Loan Party or Loan Parties that are parties thereto; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees or other amounts payable hereunder, without the written consent of each Lender directly affected thereby (other than as specified in Section

2.12(b)), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.10, in each case which shall only require the approval of the Required Lenders) or any date for the payment of any interest, fees or other Obligations payable hereunder, or otherwise reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender other than as permitted hereunder (provided that it being understood and agreed that (x) any increase in the total Commitments and related modifications approved by each Lender increasing any of its Commitments and by the Required Lenders shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments and (y) any “amend-and-extend” transaction that extends any applicable maturity or termination date only for those Lenders that agree to such an extension (which extension may include increased pricing and fees for such extending Lenders, and which extension shall not apply to those Lenders that do not approve such extension) shall not be deemed to alter the manner in which payments are shared or alter any other pro rata sharing of payments), (v) change any of the provisions of this Section or the definition of “Required Lenders”, or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender,

(vi) release all or substantially all of the Guarantors from their obligation under the Loan Party Guaranty

(except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, or (vii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, or subordinate the Lien of the Administrative Agent on any assets to be included in the Revolving Borrowing Base or on all or substantially all of the Collateral, in each case without the written consent of each Lender (other than a Defaulting Lender); provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, and

(y) the foregoing shall not prevent any amendment contemplated by the terms of Section 2.21 and the Borrowers and the Administrative Agent may agree to any required changes to this Agreement not inconsistent with the terms of Section 2.21. The Administrative Agent may also amend the Commitment Schedule to reflect assignments and other transactions entered into pursuant to Section 9.04, Section 2.08 or Section 2.21. Notwithstanding the above, the Administrative Agent may (and each of the Lenders and each Secured Party by accepting the benefits of the Collateral hereby authorizes the Administrative Agent to) enter into the Second Lien Intercreditor Agreement and the Collateral Documents (including any additional Collateral Documents at any time) and any intercreditors with floor plan lenders and any amendments or other modifications thereof as determined by Administrative Agent, in each case that are not contrary to the terms of this Agreement.

(c)
The Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby agrees with the Borrowers that it shall (so long as no Event of Default has occurred and is continuing), release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full (other than payment and satisfaction of Unliquidated Obligations), (ii) constituting property being sold or disposed of if the Borrowers certify to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry),

(iii) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral and the Administrative Agent shall not be required to execute any such release on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty.

(d)
Notwithstanding Section 9.02(b), (i) this Agreement and any other Loan Document may be amended with the written consent of the Required Lenders, Lenders providing one or more additional credit facilities, the Administrative Agent and the Borrowers (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and other extensions of credit hereunder and the accrued interest and fees in respect thereof, (y) to reasonably and appropriately include the Lenders holding such credit facilities in any determination of the Required Lenders and (z) to make such other technical amendments as are reasonably deemed appropriate by the Administrative Agent and the Borrowers in connection with the foregoing, (ii) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of one Class of Lenders (but not of any other Class of Lenders) may be effected by an agreement or agreements in writing entered into by the Administrative Agent, the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time and (iii) any waiver, amendment or modification of any commitment letter or fee letter may be effected by an agreement or agreements in writing entered into only by the parties thereto.
(e)
If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which will provide such consent and which is reasonably satisfactory to the Borrowers, the Administrative Agent and the Issuing Bank shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.14 and 2.16, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.15 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.
(f)
Notwithstanding anything to the contrary in this Section, if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrowers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall jointly and severally pay (i) all reasonable out of pocket expenses incurred by each of the Administrative Agent and its Affiliates, including the reasonable fees, and documented disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks or Approved Electronica Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated, and including without limitation costs and expenses incurred in connection with appraisals (provided that the Borrowers shall be liable for the cost of such appraisals only if such appraisals are required by applicable law or regulation or required by the Administrative Agent after the occurrence and during the continuance of an Event of Default or otherwise required hereunder or any other Loan Document), insurance reviews, field examinations (internal and external fees and charges, provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the costs and expenses of more than four floor plan field examinations in any Fiscal Year or more than one such collateral field examination in any Fiscal Year), appraisals (provided that, if no Event of Default has occurred and is continuing, the Borrowers shall not be liable for the cost of more than two equipment and inventory appraisals in any Fiscal Year or more than such real property appraisals determined to be legally necessary by the Administrative Agent), filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens; sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and costs and expenses of preserving and protecting the Collateral), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, and documented disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)
Limitation of Liability. To the extent permitted by applicable law (i) neither any Borrower nor any other Loan Party shall assert, and each Borrower and each Loan Party hereby waives, any claim against the Administrative Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve any Borrower or any other Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(c)
Indemnity. The Loan Parties, jointly and severally, shall indemnify the Administrative Agent, each Arranger, each Syndication Agent, each Co-Documentation Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, (ii) the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (iii) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees, (iv) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (v) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (vi) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.16, or (vii) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.
(d)
Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraphs (a), (b) or (c) of this Section 9.03 to the Administrative Agent, the Swingline Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-Related Person in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-Related Person’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations.
(e)
All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)
(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)
the Borrower Representative; provided that, the Borrower Representative shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided further that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and
(B)
the Administrative Agent, the Issuing Bank and the Swingline Lender.
(ii)
Assignments shall be subject to the following additional conditions:
(A)
except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower Representative and the Administrative Agent otherwise consent; provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;
(B)
each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement unless otherwise agreed to by the Administrative Agent;
(C)
the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500;

(D)
the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their affiliates, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal, state and provincial securities laws; and
(E)
the assignee may not be a Loan Party or any Affiliate of a Loan Party.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender or its Lender Parent, (c) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, with respect to clause (c), such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Loans or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii)
Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(iv)
The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the

Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)
Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b)
of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(c) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)
Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Swingline Lender or the Issuing Bank, sell participations to one or more banks or other entities, other than an Ineligible Institution (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged;

(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Sections 2.16(f) and (g) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.16(g) will be delivered to the Borrower Representative and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.17 and 2.18 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.14 or 2.16 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.18(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(d)

as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)
Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Signature. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)
Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or each Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations held by such Lender, the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b)
Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.
(c)
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall (i) affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause.

(d)
Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e)
Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority,

(c)
to the extent required by Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the prior consent of the Borrowers or (h) to the extent such Information becomes (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, “Information” means all information received from any Borrower or any Person on any Borrower’s behalf with respect to any Loan Party or any of its or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Borrower or such Person and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrowers or such Person after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry shall be excluded from this definition of “Information”.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

SECTION 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate or result in any Lender receiving interest at a criminal rate (as such term is construed under the Criminal Code (Canada)) (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.16. Disclosure. Each Borrower and Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

SECTION 9.17. Dealer Access System. The Borrower Representative has requested access to the Administrative Agent’s internet web based “Dealer Access System” to permit borrower to access certain account information relating to the Loan and to facilitate the making of any payments on the Loan by authorizing the Administrative Agent to debit any one or more of the Borrower Representative’s deposit accounts with the Administrative Agent or with such other financial institutions as indicated by the Borrower Representative. In consideration for the Administrative Agent’s granting to access to the Administrative Agent’s Dealer Access System to view loan account information and make Loan payments, the Borrower Representative acknowledges its responsibility for the security of its passwords and other information necessary for access to the Administrative Agent’s Dealer Access System and

fully, finally, and forever releases and discharges the Administrative Agent and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, the Borrower Representative may now or hereafter have, in any way relating to the Borrower Representative’s access to, or use of, or the Administrative Agent’s suspension or termination of certain systems features of the Administrative Agent’s Dealer Access System.

SECTION 9.18. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC, the PPSA or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.19. Amendment and Restatement.

(a)
On the Effective Date the Existing Credit Agreement shall be amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that

(i) this Agreement, any promissory notes delivered pursuant hereto and the other Loan Documents executed and delivered in connection herewith do not constitute a novation or termination of the “Obligations” (as defined in the Existing Credit Agreement) (the “Existing Obligations”) under the Existing Credit Agreement or any of the “Loan Documents” (as defined in the Existing Credit Agreement) as in effect prior to the Effective Date and the Obligations hereunder are issued in exchange and replacement for such Existing Obligations and (ii) such Existing Obligations are in all respects continuing and shall collectively constitute Obligations under the this Agreement. Notwithstanding anything herein to the contrary, in no event shall the Liens securing the Existing Agreement or the obligations thereunder be deemed affected hereby, it being the intent and agreement of the Loan Parties that, except as otherwise provided in the Loan Documents, the Liens on the collateral granted to secure the obligations of the existing loan parties in connection with the Existing Agreement and the other “Loan Documents” (as defined in the Existing Agreement), shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Agreement as amended and restated hereby and each other Loan Document, and agreement evidencing all of any part of any Secured Obligations.

(b)
Notwithstanding the modifications effected by this Agreement of the representations, warranties and covenants of the Borrowers contained in the Existing Credit Agreement, the Borrowers acknowledge and agree that any causes of action or other rights created in favor of the Administrative Agent or any Lender or its successors arising out of the representations and warranties of the Borrowers contained in or delivered in connection with the Existing Credit Agreement shall survive the execution, delivery and effectiveness of this Agreement.
(c)
All indemnification obligations of the Borrowers arising under the Existing Credit Agreement (including any arising from a breach of the representations thereunder) shall survive this amendment and restatement of the Existing Credit Agreement.
(d)
By its execution hereof, each Lender hereby (i) consents to the amendments and amendments and restatements to be executed in connection herewith with respect to any of the Collateral Documents delivered in connection with the Existing Credit Agreement and any additional Collateral Documents to be executed in connection herewith, all as in form and substance approved by the Administrative Agent, and (ii) authorizes and directs the Administrative Agent to enter into such amendments and amendments and restatements.

(e)
For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)
TCF National Bank (successor in interest to Chemical Bank) (the “Departing Lender”) has agreed pursuant to a separate departing lender consent that it shall no longer constitute a Lender under this Agreement as of the Effective Date. The Departing Lender shall not have a Commitment on and after the Effective Date. The Departing Lender shall cease to be a party to the Credit Agreement as of the Effective Date, with no rights, duties or obligations thereunder. The consent of a Departing Lender is not required to give effect to the changes contemplated by this Amendment. The Administrative Agent is hereby authorized to take such steps under the Credit Agreement as reasonably required to give effect to the departure of the Departing Lender, including, without limitation, reallocating outstanding obligations under the Credit Agreement among the remaining Lenders ratably based on their Commitments, and all amounts owing to the Departing Lender shall be paid by the Company, or as otherwise determined by the Administrative Agent in connection with such reallocation, to the Departing Lender as of the Effective Date. Each of the Borrowers and Lenders agrees with and consents to the foregoing.
(g)
All parties hereto acknowledge and agree if the Effective Date does not occur at or prior to 4:00 p.m., New York time, on April 1, 2021, the Existing Credit Agreement shall continue in full force and effect without modification hereunder.

SECTION 9.20. Marketing Consent. The Borrowers hereby authorize JPMCB and its affiliates (collectively, the “JPMCB Parties”), at their respective sole expense, but without any prior approval by any Borrower, to include the Borrowers’ name and logo in advertising slicks posted on its internet site, in pitchbooks or sent in mailings to prospective customers and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. Notwithstanding the foregoing, the JPMCB Parties shall not publish the Borrowers’ name in a newspaper or magazine without obtaining the Borrowers’ prior written approval. The foregoing authorization shall remain in effect unless the Borrower Representative notifies JPMCB in writing that such authorization is revoked.

SECTION 9.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.22. No Fiduciary Duty, etc. Each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Loan Documents and the transaction contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.

Each Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies.

SECTION 9.23. Acknowledgement Regarding Any Supported QFCs.

(a)
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 9.24. Joint and Several. Each Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Administrative Agent, the Issuing Banks and the Lenders for the Secured Obligations. In furtherance thereof, each Borrower agrees that wherever in this Agreement it is provided that a Borrower is liable for a payment, such obligation is the joint and several obligation of each Borrower. Each Borrower acknowledges and agrees that its joint and several liability under this Agreement and the Loan Documents is absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever by the Administrative Agent, any Issuing Bank, any Lender or any other Person. Each Borrower's liability for the Secured Obligations shall not in any manner be impaired or affected by who receives or uses the proceeds of the credit extended hereunder or for what purposes such proceeds are used, and each Borrower waives notice of borrowing requests issued by, and loans or other extensions of credit made to, other Borrowers. Each Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Borrower against any party liable for payment under this Agreement and the Loan Documents unless and until the Administrative Agent, each Issuing Bank and each Lender has been paid in full and all of the Secured Obligations are satisfied and discharged following termination or expiration of all commitments of the Lenders to extend credit to the Borrowers. Each Borrower's joint and several liability hereunder with respect to the Secured Obligations shall, to the fullest extent permitted by applicable law, be the unconditional liability of such Borrower irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Secured Obligations or of any other document evidencing all or any part of the Secured Obligations, (ii) the absence of any attempt to collect any of the Secured Obligations from any other Loan Party or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the amendment, modification, waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or any Lender with respect to any provision of any instrument executed by any other Loan Party evidencing or securing the payment of any of the Secured Obligations, or any other agreement now or hereafter executed by any other Loan Party and delivered to the Administrative Agent, (iv) the failure by the Administrative Agent or any Lender to take any steps to perfect or maintain the perfected status of its Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Secured Obligations or the Administrative Agent’s release of any Collateral or of its Liens upon any Collateral,

(v) the release or compromise, in whole or in part, of the liability of any other Loan Party for the payment of any of the Secured Obligations, (vi) any increase in the amount of the Secured Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, in each case, if consented to by any other Borrower, or any decrease in the same, or (vii) any other circumstance that might constitute a legal or equitable discharge or defense of any Loan Party. After the occurrence and during the continuance of any Event of Default, the Administrative Agent may proceed directly and at once, without notice to any Borrower, against any or all of Loan Parties to collect and recover all or any part of the Secured Obligations, without first proceeding against any other Loan Party or against any Collateral or other security for the payment or performance of any of the Secured Obligations, and each Borrower waives any provision that might otherwise require the Administrative Agent or the Lenders under applicable law to pursue or exhaust its remedies against any Collateral or other Loan Party before pursuing such Borrower or its property. Each Borrower consents and agrees that neither the Administrative Agent nor any Lender shall be under no obligation to marshal any assets in favor of any Loan Party or against or in payment of any or all of the Secured Obligations.

SECTION 9.25. Canadian Anti-Money Laundering Legislation. Each Borrower acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti money laundering, anti-terrorist financing, government sanction and “know your client” laws, whether within Canada or elsewhere (collectively, including any guidelines or orders thereunder, “Canadian AML Legislation”), the Lenders may be required to obtain, verify and record information regarding each Borrower, their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control thereof and the transactions contemplated hereby. The Borrowers shall promptly provide, and shall cause their respective Subsidiaries to promptly provide, all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender, in order to comply with any applicable Canadian AML Legislation, whether now or hereafter in existence.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ALTA EQUIPMENT GROUP INC.

By: Name:

Title:

ALTA EQUIPMENT HOLDINGS, INC.

By: Name:

Title:

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC PEAKLOGIX, LLC

~~ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC~~ ALTA CONSTRUCTION EQUIPMENT OHIO, LLC ALTA MATERIAL HANDLING NEW YORK STATE, LLC

ALTA MINE SERVICES, LLC ALTA KUBOTA MICHIGAN, LLC

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC

~~ALTA ELECTRIC VEHICLES, LLC~~

ALTA ELECTRIC VEHICLES HOLDING, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC)

ALTA ELECTRIC VEHICLES, LLC (F/K/A ALTA ELECTRIC VEHICLES NORTH EAST, LLC) GINOP SALES, INC.

ALTA ELECTRIC VEHICLES SOUTH WEST, LLC ECOVERSE, LLC

ALTA EQUIPMENT DISTRIBUTION, LLC

By: Name: Title:

of each of the above, on behalf of each of the above

ALTA EQUIPMENT CANADA HOLDINGS, INC. (F/K/A ALTA ACQUISITION COMPANY, INC.)

By: Name: Title:

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (F/K/A 1000220888 ONTARIO INC.)

By: Name:

Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By: Name:

Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By: Name:

Title:

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a

Lender and a Co-Documentation Agent

By Name:

Title:

BANK OF MONTREAL, as a Lender and a Co-Documentation Agent

By Name:

Title:

KEYBANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

By Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

By Name:

Title:

COMERICA BANK, as a Lender and a Co-Documentation Agent

By Name:

Title:

FLAGSTAR BANK

By Name:

Title:

Commitment Schedule

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$120,000,000.00
Fifth Third Bank, National Association	$~~7~~90,000,000.00
PNC Bank, National Association	$67,500,000.00
Bank of Montreal (assignee of BMO Harris N.A.)	$52,500,000.00
KeyBank, National Association	$52,500,000.00
~~PNC~~Flagstar Bank~~, National Association~~	$52,500,000.00
Comerica Bank	$50,000,000.00
~~Flagstar Bank~~	~~$32,500,000.00~~
Total:	$4~~30~~85,000,000.00

~~Schedule 1.01~~

Schedules (with any updates from Alta) and Exhibits to be attached ~~See attached Permitted Preferred Equity terms.~~

4861-7532-8292 v10 [7-4391]

Schedule 1.01

See attached Permitted Preferred Equity terms

Series A Preferred Term Sheet

November 2020

Private & Confidential

INVESTMENT BANKING • EQUITY • RESEARCH • INSTITUTIONAL SALES & TRADING

Legal Disclaimers & Disclosures

B. Riley Securities, Inc. (f/k/a B. Riley FBR, Inc.), is a FINRA registered broker-dealer and wholly owned subsidiary of Riley Financial, Inc. (NASDAQ: RILY). B. Riley Financial, through its subsidiaries, provides collaborative financial services and solutions to the capital raising and finan cial advisory needs of public and private companies and high net worth individuals. In addition to B. Riley Securities, B. Riley Financial operates through several wholly-owned subsidiaries, including: B. Riley Wealth Management, Inc., a FINRA-licensed broker-dealer and SEC Registered Investment Advisor; B. Riley Capital Management, LLC, an SEC registered investment advisor; and the B. Riley Principal Investments group, which makes proprietary investments in other businesses. Certain portions of this presentation may contain references to transactions or services that occurred at B. Riley Securities, Inc. or one of its affiliates. In addition, certain entities owned or controlled by B. Riley Financial may, from time to time, provide advisory and other services to B. Riley Securities, Inc.

The information contained in this presentation, including any and all discussions, views, opinions and financial advice expre ssed or communicated by B. Riley Securities, Inc. is proprietary and highly confidential. This presentation has been prepared by B. Riley Securities, Inc. for the sole benefit of the recipient and as such may not be referred to, shared or disseminated without the prior written consent of B. Riley Securities, Inc. in each instance. The recipient agrees that it is not relying on any information presented herein for purposes of making any specific investment banking decision.

The attached report is for informational purposes only and is being provided in response to a specific client request. This report may not be distributed without the express, written consent of B. Riley Securities, Inc . Please refer to the detailed disclosures at the end of this report for additional information.

Investing involves risk, including the possible loss of principal and fluctuation of value. Past performance is not an indication of future performance and no representation, express or implied, is made regarding future performance. Future returns could be lower or higher. Investment value will fluctuate, and security positions, when sold, may be worth more or less than original cost. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.

Certain information in this report may have been obtained from third parties. B. Riley Securities, Inc., its affiliates and third party providers make no warranties or representations and disclaim all express, implied and statutory warranties of any kind to the user and any third party, including, but not limited to, any warranties of accuracy, timeliness and completeness. B. Riley Securities, Inc., its affiliates or third party providers shall not be liable to user or any third party for lost profits or lost opportunity, direct, indirect, special, consequential, incidental or punitive damages whatsoever, even if B. Riley Securities , Inc., its affiliates or third party providers have been advised of the possibility of such damages. Nothing in this presentation constitutes advice or an offer, solicitation or endorsement with respect to B. Riley Securities, Inc. or for any investment strategy or vehicle.

This Presentation may contain statements that are forward-looking statements. Such forward-looking statements are based upon information provided and/or publicly available information. Actual results may differ from those set forth in the forward-looking statements and are subject to significant risks and uncertainties. These risks and uncertainties could cause the results to differ materially from those set forth in the forward-looking statements.

An Initial Public Offering (“IPO”) is the process of offering shares of a private corporation to the public in a new issuance of publicly traded stock. Public share issuance allows the corporation to raise capital from public investors in order to diversify its equity base and potentially fund future transactions such as acquisitions. However, IPOs run the risk that the proposed funding will not be raised. Additionally, publicly traded companies face increased regulatory scrutiny and public disclosure requirements.

2

Legal Disclaimers & Disclosures (Continued)

A confidentially marketed public offering (CMPO), is a confidential offering that is initially marketed to certain institutional investors. During this initial, confidential phase, there are no public announcements about the offering and no preliminary prospectus or free writing prospectuses are used. Once there is an agreement on terms, the offering is “flipped” to a public offering shortly before pricing so that the underwriter can market the offering more broadly to the market. Selling efforts may be completed during the next trading day but are often completed on an overnight basis with the final pricing and terms announced before the market opens the following day. The securities then settle and close like a traditional firm commitment underwritten public offering Not all CMPOs are successful and there are significant risks investing in any equity transaction. CMPOs are not appropriate for all companies and are dependent on a variety of factors for their success.

A Special Purpose Acquisition Company (“SPAC”) is a company formed to raise capital in an initial public offering (“IPO”) with the purpose of using the proceeds to acquire one or more unspecified businesses or assets to be identified after the IPO. A SPAC typically has two years to complete an acquisition, otherwise the funds must be returned to the investors. The De-SPAC process occurs when the proposed business combination between the SPAC and the acquisition target is approved by the shareholders, and the financing and other conditions specified in the acquisition agreement are satisfied. The SPAC and the acquisition target will subsequently combine into a publicly traded company and will list on one of the major stock exchanges.

At the Market Offerings (“ATMs”) are a type of follow-on offering of common or preferred stock, utilized by publicly traded companies in order to raise capital over time. In an ATM offering, exchange-listed companies incrementally sell newly issued shares into the secondary market through a designated broker-dealer at prevailing market prices. ATMs provide control on the timing and amount of capital raised, allowing companies to raise capital on its own terms, including when and if the ATM is utilized. However, there is a certain degree of uncertainty of how much capital will be raised the due to the “dribble out” nature of the offering.

Pre-Public Private Placements (144A offerings) are unregistered offerings of equity securities issued by a U.S. or foreign company, the equity securities of which are neither listed on a U.S. securities exchange nor quoted on a U.S. automated inter-dealer quotation system. A Rule 144A equity offering is a private placement exempt from registration under the Securities Act, and therefore can only be offered to qualified institutional buyers (“QIBs”). Rule 144A offerings do not offer the liquidity that an initial public offering (“IPO”) could offer, but the market often views an equity 144A offering as a stepping-stone to an IPO.

The case studies presented herein are provided for illustrative purposes only and there are no guarantees that any of the str ategies or offering types cited in this presentation will be successful. Each offering type cited in this presentation is highly dependent on a variety of factors including, but not limited to: the type of offering; the manner in which the transaction is marketed; the sector into which the underlying company belongs; the depth and breadth the market or market sector, the offering price and general financial conditions.

3

Illustrative Term Sheet

Issuer:	Alta Equipment Group Inc.
Securities Offered:	Depositary shares, each representing a 1/1,000th interest in a share of Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”)
Transaction Size:	$25+ million
Overallotment Option:	15%
Dividends:	Cumulative cash dividends payable, when and as declared by the Board of Directors, quarterly at a rate of 10% area per annum of the $25.00 per depositary share liquidation preference.
No Maturity, Sinking Fund or Mandatory Redemption:

The Series A Preferred Stock underlying the depositary shares does not have any stated maturity date and is not subject to mandatory redemption at the option of the holder or any sinking fund. The Issuer is not required to set aside funds to redeem the Series A Preferred Stock. Accordingly, the Series A Preferred Stock and depositary shares will remain outstanding indefinitely unless the Issuer decides to redeem them pursuant to its optional redemption or special optional redemption rights, or they are converted in connection with a Delisting Event or Change of Control.

Optional Redemption:

The Issuer may not redeem the Series A Preferred Stock underlying the depositary shares prior to 5 years after the initial closing, except as described below under “Special Optional Redemption.” At any time on or after 5 years from the initial closing, the Issuer may, at its option, redeem the Series A Preferred Stock, in whole or from time to time in part, by paying $25.00 per depositary share, plus any accumulated and unpaid dividends to, but not including, the date of redemption, and the depositary will redeem a proportional number of depositary shares representing the shares redeemed This feature is referred to as an “optional redemption”.

Special Optional Redemption:

Upon the occurrence of a Delisting Event (as defined below), the Issuer may, at its option, redeem the Series A Preferred Stock, in whole or in part, within 90 days after the first date on which such Delisting Event occurred, for cash, at a redemption price of $25.00 per depositary share, plus any accrued and unpaid dividends to, but not including, the date of redemption, and the depositary will redeem a proportional number of depositary shares representing the shares redeemed.

A “Delisting Event” occurs when, after the original issuance of Series A Preferred Stock, both (i) the shares of Series A Preferred Stock are no longer listed on the New York Stock Exchange (the “NYSE”), the NYSE American LLC (“NYSE AMER”) or the Nasdaq Stock Market LLC (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE AMER or NASDAQ, and (ii) the Issuer is not subject to the reporting requirements of the Exchange Act, but any Series A Preferred Stock is still outstanding.

Upon the occurrence of a Change of Control (as defined below), the Issuer may, at its option, redeem the Series A Preferred Stock underlying the depositary shares, in whole or in part within 120 days after the first date on which such Change of Control occurred, for cash, at a redemption price of $25.00 per depositary share, plus any accrued and unpaid dividends to, but not including, the date of redemption, and the depositary will redeem a proportional number of depositary shares representing the shares redeemed.

Illustrative Term Sheet (Cont’d)

Special Optional Redemption (Cont’d):

A “Change of Control” occurs when, after the original issuance of the Series A Preferred Stock, the following have occurred and are continuing:

•
the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the company entitling that person to exercise more than 50% of the total voting power of all shares of the company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
•
following the closing of any transaction referred to in the bullet point above, neither the Issuer nor any acquiring or surviving entity (or if, in connection with such transaction shares of common stock are converted into or exchanged for (in whole or in part) common equity securities of another entity), has a class of common securities (or ADRs representing such securities) listed on the NYSE, the NYSE AMER or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE AMER or NASDAQ.

References to redemption following a Delisting Event or Change of Control are to a “special optional redemption.” If, prior to the Delisting Event Conversion Date or the Change of Control Conversion Date, as applicable, the Issuer has provided or provides notice of exercise of any of its redemption rights relating to the Series A Preferred Stock (whether the Issuer’s optional redemption right or its special optional redemption right), the holders of the depositary shares representing interests in Series A Preferred Stock will not have the conversion right described below.

Conversion Rights:

Upon the occurrence of a Delisting Event or a Change of Control, as applicable, each holder of depositary shares representing interests in the Series A Preferred Stock will have the right (unless, prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Issuer has provided or provides notice of its election to redeem the Series A Preferred Stock) to direct the depositary, on such holder’s behalf, to convert some or all of the Series A Preferred Stock underlying the shares held by such holder on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, into a number of shares of common stock (or equivalent value of alternative consideration) per share equal to the lesser of:

•
the quotient obtained by dividing (1) the sum of the $25.00 per depositary share liquidation preference plus the amount of any accumulated and unpaid dividends to, but not including, the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable (unless the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (2) the Common Stock Price (as defined in the transaction documentation); and
•
A share cap to be determined;

and subject, in each case, to certain conditions, including, under specified circumstances, an aggregate cap on the total number of shares of common stock issuable upon conversion and to provisions for the receipt of alternative consideration.

Illustrative Term Sheet (Cont’d)

Conversion Rights (Cont’d):

If, prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Issuer has provided or provides a redemption notice, whether pursuant to its special optional redemption right or its optional redemption right, holders of depositary shares representing interests in the Series A Preferred Stock will not have any right to direct the depositary to convert the Series A Preferred Stock, and any Series A Preferred Stock subsequently selected for redemption that has been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable.

Except as provided above in connection with a Delisting Event or Change of Control, shares of the Series A Preferred Stock are not convertible into or exchangeable for any other securities or property.

Liquidation Preference:

The liquidation preference of each share of Series A Preferred Stock is $25,000 ($25.00 per depositary share). Upon liquidation, Series A preferred shareholders will be entitled to receive the liquidation preference with respect to their shares of Series A Preferred Stock plus an amount equal to accumulated but unpaid dividends with respect to such shares.

Ranking:

The Series A Preferred Stock underlying the depositary shares will rank, as to dividend rights and rights upon liquidation, dissolution or winding up:

1)
Senior to all classes or series of the Issuer’s common stock and to all other equity securities issued by the Issuer other than any equity securities issued with terms specifically providing that those equity securities rank on a parity with the Series A Preferred Stock;
2)
On parity with the Issuer’s equity securities issued with terms specifically providing that those equity securities rank on a parity with the
3)
Junior to all equity securities issued by the Issuer with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up (none of which exists on the date hereof); and
4)
Effectively junior to all of the Issuer’s existing and future indebtedness (including indebtedness convertible into common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Issuer’s existing or future subsidiaries.

Series A Preferred Stock;

Limited Voting Rights:

Holders of the depositary shares representing interests in the Series A Preferred Stock generally will have no voting rights. However, if the Issuer does not pay dividends on any outstanding shares of Series A Preferred Stock for six or more quarterly dividend periods (whether or not declared or consecutive), holders of the depositary shares representing interests in the Series A Preferred Stock and the holders of preferred stock of all other classes and series ranking on parity with the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, and upon which like voting rights have been conferred, including the Issuer’s Existing Preferred Stock, and are exercisable, which the Issuer refers to as its parity preferred stock, and with which the holders of Series A Preferred Stock and all classes and series of parity preferred stock are entitled to vote together as a single class, voting together as a single class, will be entitled to elect two additional directors to the Board of Directors to serve until all unpaid dividends have been fully paid or declared and set apart for payment.

Illustrative Term Sheet (Cont’d)

Limited Voting Rights (Cont’d):

In addition, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock and any other class or series of parity preferred stock with which the holders of Series A Preferred Stock are entitled to vote together as a single class, including the Issuer’s Existing Preferred Stock (voting together as a single class), is required for the Issuer to create, authorize or issue any class or series of stock ranking senior to the Series A Preferred Stock or to amend any provision of its charter so as to materially and adversely affect the terms of the Series A Preferred Stock. If the proposed charter amendments would materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock disproportionately relative to any other class or series of parity preferred stock, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock, voting as a separate class, is also required. In any matter in which the Series A Preferred Stock may vote, each share of Series A Preferred Stock shall be entitled to one vote. As a result, each depositary share will be entitled to 1/1000th of a vote.

Form:

The depositary shares representing interests in the Series A Preferred Stock will be issued in book-entry form registered in the name of the nominee of The Depositary Trust Company, except in limited circumstances.

Listing:

The Issuer intends to apply to list the depositary shares on NYSE. If the depositary shares are approved for listing, the trading in the depositary shares is expected to begin within 30 business days of the original issue date.

Use of Proceeds:

The Issuer plans to use the net proceeds from this offering for general corporate purposes, including funding future acquisitions and investments, repaying indebtedness, making capital expenditures and funding working capital.

Bookrunning Managers:	B. Riley Securities and others TBD
Co-Managers:	TBD
Underwriter Spread:	4.00%
Structuring Fee:	1.00% payable to B. Riley Securities upon closing

8

For more information, please visit www.brileyfin.com

SCHEDULES

to

SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

dated as of March 29, 2021 among

ALTA EQUIPMENT GROUP INC., ALTA EQUIPMENT HOLDINGS, INC., ALTA ENTERPRISES, LLC,

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, ALTA HEAVY EQUIPMENT SERVICES, LLC,

ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, ALTA CONSTRUCTION EQUIPMENT, L.L.C.

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., NITCO, LLC,

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, PEAKLOGIX, LLC,

ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC, ALTA CONSTRUCTION EQUIPMENT OHIO, LLC

ALTA MATERIAL HANDLING NEW YORK STATE, LLC ALTA MINE SERVICES, LLC

ALTA KUBOTA MICHIGAN, LLC

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC ~~ALTA ELECTRIC VEHICLES, LLC~~

ALTA ELECTRIC VEHICLES HOLDING, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC) ALTA ELECTRIC VEHICLES, LLC (F/K/A ALTA ELECTRIC VEHICLES NORTH EAST, LLC) GINOP SALES, INC.

ALTA ELECTRIC VEHICLES SOUTH WEST, LLC

ALTA EQUIPMENT CANADA HOLDINGS, INC. (FORMERLY KNOWN AS ALTA ACQUISITION COMPANY, INC.)

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (FORMERLY KNOWN AS1000220888 ONTARIO INC.)

~~and~~ECOVERSE, LLC ~~1000220888 ONTARIO INC.~~

ALTA EQUIPMENT DISTRIBUTION, LLC

as Borrowers

The Lenders Party Thereto and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

FIFTH THIRD BANK, NATIONAL ASSOCIATION, COMERICA BANK

BANK OF MONTREAL KEYBANK, NATIONAL ASSOCIATION

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

JPMORGAN CHASE BANK, N.A.,

as ~~Sole Bookrunner and~~ Sole Lead ~~Arranger~~Bookrunner

JPMORGAN CHASE BANK, N.A.

and

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers

Reference is made to the SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT identified above (the “Agreement”). Unless otherwise defined, or the context otherwise clearly requires, terms defined in the Agreement shall have such meanings when used herein.

2

4852-7427-9089, v. 7

Table of Contents

SCHEDULE 2.06 EXISTING LETTERS OF CREDIT 1

SCHEDULE 3.05 PROPERTIES 2

SCHEDULE 3.06 DISCLOSED MATTERS ~~5~~6 SCHEDULE 3.17 SUBORDINATED DEBT DOCUMENTS ~~6~~7 SCHEDULE 3.21 MATERIAL AGREEMENTS ~~7~~8 SCHEDULE 3.22 CAPITALIZATION AND SUBSIDIARIES 1~~0~~4

SCHEDULE 3.25 SECOND LIEN LOAN DOCUMENTS 1~~1~~6

SCHEDULE 3.26 INSURANCE 1~~3~~8

SCHEDULE 6.01 EXISTING INDEBTEDNESS 1~~4~~9

SCHEDULE 6.02 EXISTING LIENS ~~17~~22 SCHEDULE 6.04 EXISTING INVESTMENTS 2~~3~~2

SCHEDULE 2.06 EXISTING LETTERS OF CREDIT

See Attached.

1

SCHEDULE 3.05 PROPERTIES

Loan Party	Property Address	Owned or Leased
Alta Enterprises, LLC	6 Jonspin Road Wilmington, Massachusetts	Leased
	1400 McGregor Way, Unit 6, Traverse City, Michigan	Leased
Alta Construction Equipment Illinois, LLC	613 E. Stevenson Road, Ottawa, Illinois	Leased
	2500 Westward Dr. #2 and 2504 Westward Dr., Spring Grove, IL	Leased
	5000 Industrial HWY, Gary, IN 46406-1122	Leased
	1035 Wylie Drive, Bloomington, Illinois 61704	Leased
	26534 N. Main Street, Wauconda, Illinois 60084	Leased
	480 Blaine Street Gary, Indiana 46406-1252	Leased
	18405 115th Avenue Orland Park, Illinois 60467	Leased
	420 Nolen Drive South Elgin, IL 60177	Leased
	That certain real property situated in Winnebago County, Illinois, commonly known as the North Side of Samuelson Road East of 11th Street (Illinois Route 251), IL 61109, Property I.D. # 15-12-377-012	Owned
Alta Heavy Equipment Services, LLC	None.	N/A
Alta Industrial Equipment Michigan, LLC,	6337 Jomar Court, Lansing, Michigan	Leased
	13211 Merriman Rd., Livonia, Michigan	Leased
	2470 W. Columbia, Battle Creek, Michigan	Leased
	4716 Talon Ct. SE, Kentwood, Michigan	Leased
	5920 Grand Haven Road, Muskegon, Michigan	Leased
	28855 Smith Road, Romulus, Michigan	Leased
	1524 Champagne, Saginaw, MI	Leased
	7500 E. 15 Mile, Sterling Heights, Michigan	Leased
	9433 Riley St., Zeeland,	Leased

2

3

Michigan
	3502 W. McGill St., South Bend, Indiana	Leased
	2308 Clay Street, Elkhart, Indiana	Leased
	517 Dale Avenue, Mancelona, Michigan	Leased
	1061 Stepke Court, Traverse City, Michigan	Leased
Alta Construction Equipment, L.L.C.	56195 Pontiac Trail, New Hudson, Michigan	Leased
	3283 S. Dort Hwy, Burton, Michigan	Leased
	5100-5160 Loraine Street, Detroit, Michigan	Leased
	8840 Byron Commerce DR SW, Byron Twp., Michigan	Leased
	1061 Stepke Court, Traverse City, Michigan	Leased
	3725 Old US Hwy 27 S., Gaylord, Michigan	Leased
	2917 Ashmun Street, Sault Ste Marie, MI 49783-3738	Leased
Alta Industrial Equipment Company, L.L.C.	1901 Albright, Montgomery, Illinois	Leased
	625 District Drive, Itasca, Illinois	Leased
	150 State Street, Calumet City, Illinois	Leased
	1049 Lily Cache Lane, Bolingbrook, Illinois	Leased
NITCO, LLC	114 Hall Street, Concord, New Hampshire	Leased
	230 Cherry Street, Shrewsbury, Massachusetts	Leased
	6 Jonspin Road Wilmington, Massachusetts	Leased
	150 N. Plains Industrial Road, Wallingford, Connecticut	Leased
	23 Foss Road, Lewiston, ME 04240	Leased
	3 Chalet Road (Route 44), Middleboro, Massachusetts	Leased
	2820 Curry Road, Schenectady, New York	Leased
	6847 Ellicott Drive, East Syracuse, New York	Leased
	241 Paul Road, Rochester, New York	Leased
	4381 Walden Avenue,	Leased

4

5

Lancaster, New York
	33B Commerce Avenue, South Burlington, Vermont	Leased
	535 Vestal Parkway West, Vestal, New York	Leased
	808 Allen Street, Jamestown, New York 14701	Leased
	250 Cape Hwy, Unit 16-17, East Taunton, MA 02178	Leased
Alta Construction Equipment Florida, LLC	5151 Dr. Martin Luther King Blvd, Ft. Myers, Florida	Leased
	5210 Reese Road, Davie, Florida	Leased
	8418 Palm River Road, Tampa, Florida	Leased
	8750 Phillips Highway, Jacksonville, Florida	Leased
	Lot 4, Block 1 Nesbitt’s & Crawford’s Subdivision adjacent to 8750 Phillips Highway, Jacksonville, Florida	Leased.
	539 SW Arrowhead Terrace, Lake City, Florida	Leased
	9601 Boggy Creek Road, Orlando, Florida	Leased
	6100-6144 N.W. 74th Avenue, Miami, Florida	Leased
	9701 S. John Young Parkway, Orlando, Florida	Leased
	Suite 120-G & H, 595 Bay Isles Road, Longboat Key, Florida	Leased
	931 Taft Vineland Road, Orlando, Florida 32824	Leased
PeakLogix, LLC	14409 Justice Road, Midlothian, Virginia 23113	Leased
	1400-1402 Ingram Ave., Richmond, Virginia 23224	Leased
	336 Court Street Binghamton, NY 13904	Leased
	2500 Brewerton Road, Brewerton, NY 13211	Leased
Alta Industrial Equipment New York, LLC	45-54 37th Street, Long Island City, NY	Leased
	1337 East Bay Ave., Bronx, NY 10474	Leased
	845 S 1st Street, Ronkonkoma, NY 11779	Leased
Alta Construction Equipment New York, LLC	4554 W. Saile Dr, Batavia, New York 14020	Leased
	17 Northway Lane, Latham, New York 12110	Leased

6

7

	5985 Court Street Rd, Syracuse, New York 13206	Leased
Alta Equipment Group Inc.	None.	N/A
Alta Equipment Holdings, Inc.	None.	N/A
Alta Construction Equipment Ohio, LLC	181 Oakleaf Oval, Oakwood Village, Ohio 44146	Leased
Alta Material Handling New York State, LLC	None	N/A
Alta Mine Services, LLC	6185 N. Drouillard Road, Northwood, Ohio 43619	Leased
	5050 Nike Drive, Columbus Ohio, 43026	Leased
Alta Construction Equipment New England, LLC	1401 Hookset Road, Hooksett, New Hampshire	Leased
	1 Madison Street, Plainville, MA 02762	Leased
Alta Kubota Michigan, LLC	None	N/A
Alta Electric Vehicles, LLC	None	N/A
Alta Electric Vehicles North East, LLC	None	N/A
Ginop Sales, Inc.	20831 M-32 West, Hillman, Michigan 49746	Leased
	11274 M-68 W, Alanson, Michigan 49706	Leased
	11208 M-68 West, Alanson, Michigan 49706	Leased
	9040 M-72 East Williamsburg, Michigan 49690	Leased
Alta Acquisition Company Inc.	None	N/A
Alta Electric Vehicles South West, LLC	None	N/A
10000220888 Ontario, Inc.:	None	N/A

8

SCHEDULE 3.06 DISCLOSED MATTERS

None.

9

SCHEDULE 3.17 SUBORDINATED DEBT DOCUMENTS

1.
Amended and Restated ABL First Lien Intercompany Subordination Agreement entered into on or prior to February 14, 2020 by Loan Parties in favor of the Administrative Agent.
2.
Intercompany Subordination Agreement entered into on or prior to February 14, 2020 by the Loan Parties in favor of the Second Lien Notes Representative.
3.
Amended and Restated Floor Plan First Lien Intercompany Subordination Agreement entered into on or prior to February 14, 2020 by and between Floor Plan Administrative Agent and Loan Parties.
4.
Due to the Loan Parties’ shared banking relationship, each Loan Party generates intercompany due to or due from balances. Intercompany due to and due from balances at 12 /31/2020 were as follows:

Operating company	12/31/20 intercompany due to balance	12/31/20 intercompany due from balance
Alta Enterprises, LLC		217,549,470.88
Alta Equipment Holdings, Inc.		196,478.235.07
Alta Equipment Company Michigan, LLC		3,240,961.26
Alta Construction Equipment, LLC	(119,698,462.19)
Alta Industrial Equipment Company, LLC		1,694,947.66
Alta Construction Equipment Illinois, LLC	(93,835,124.15)
Alta Construction Equipment Florida, LLC	(96,348,287.86)
NITCO, LLC	(67,010,958.46)
PeakLogix, LLC		1,612,439.99
Alta Industrial Equipment New York, LLC	(16,923,106.42)
Alta Construction Equipment New York, LLC	(26,760,115.78)
Total	(420,576,054.86)	420,576.054.86

10

SCHEDULE 3.21 MATERIAL AGREEMENTS

1.
The following contracts with Volvo Construction Equipment North America, Inc.:
a.
Dealer Agreement dated February 6, 2020, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment, L.L.C. (Michigan);
b.
Dealer Agreement dated February 6, 2020, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Illinois); and
c.
Dealer Agreement dated February 6, 2020, by and between Volvo Construction Equipment North America, LLC and Alta Construction Equipment Illinois, LLC (Indiana).
d.
Dealer Agreement dated February 14, 2020, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment Florida, LLC (Florida).
e.
Dealer Agreement dated February 14, 2020, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment Florida, LLC (Georgia).
f.
Dealer Agreement dated February 14, 2020, between Volvo Construction Equipment North America, Inc. and Alta Construction Equipment New York, LLC (New York).
g.
Dealer Agreement, dated February 11, 2010, by and between Volvo Construction Equipment North America, Inc. and Vantage Equipment, LLC, which was assumed by Alta Construction Equipment New York, LLC.
2.
Dealer Agreement dated April 29, 2019 by and between Hyster-Yale Group, Inc. and Alta Enterprises, LLC, Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, LLC, NITCO, LLC, and Alta Industrial Equipment New York, LLC, as amended.
3.
The following contracts with Takeuchi Manufacturing (U.S.), LTD.:
a.
Dealer Agreement dated March 2, 2018 between Alta Construction Equipment, LLC and Takeuchi Manufacturing (U.S.), LTD.;
b.
Sales Terms and Condition dated January 1, 2016 between Takeuchi Mfg. (U.S.) Ltd. And Alta Equipment;
c.
Dealer Agreement dated in 2018, by and between Alta Construction Equipment Illinois, LLC and Takeuchi Mfg. (U.S.) Ltd.;
d.
Alta Equipment New Territory Proposal (Illinois) dated June 1, 2018, by Takeuchi Mfg. (U.S.) Ltd.; and
e.
Dealer Agreement dated February 14, 2020 between Alta Construction Equipment Florida, LLC d/b/a Flagler and Takeuchi Mfg. (U.S.) Ltd.
4.
The following Contracts with JCB, Inc.:
a.
JCB Access Agreement (CT) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
b.
Construction Agreement dated April 20, 2016 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
c.
JCB Access Agreement (MA) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
d.
Construction Agreement dated in 2013 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);

11

e.
JCB Access Agreement (ME) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
f.
JCB Access Agreement (NH) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
g.
JCB Access Agreement (RI) dated October 2, 2017 between JCB, Inc. and NITCO (as successor to Northland Industrial Trucking Co. Inc.);
h.
Construction Equipment Agreement (CT) dated October 6, 2020 between JCB, Inc. and NITCO, LLC;
i.
Construction Equipment Agreement (ME) dated October 6, 2020 between JCB, Inc. and NITCO, LLC;
j.
Construction Equipment Agreement (MA) dated October 6, 2020 between JCB, Inc. and NITCO, LLC;
k.
Construction Equipment Agreement (NH) dated October 6, 2020 between JCB, Inc. and NITCO, LLC;
l.
Construction Equipment Agreement (NY) dated October 6, 2020 between JCB, Inc. and NITCO, LLC;
m.
Construction Equipment Agreement (RI) dated October 6, 2020 between JCB, Inc. and NITCO, LLC; and
n.
Construction Equipment Agreement (VT) dated October 6, 2020 between JCB, Inc. and NITCO, LLC.

12

5.
The following material dealer agreements were assigned from Flagler Construction Equipment, LLC or FlaglerCE Holdings, LLC to Alta Construction Equipment Florida, LLC on February 14, 2020 or new agreements have been entered into by Alta Construction Equipment Florida, LLC on or after February 14, 2020:
a.
The following Contracts with Cummins Inc.:
i.
Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8750 Philips Highway, Jacksonville, FL 32256, dated December 6, 2017;
ii.
Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5151 Martin Luther King Jr. Boulevard, Fort Meyers, FL 33905, dated December 6, 2017;
iii.
Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 9601 Boggy Creek Road, Orlando, FL 32824, dated December 6, 2017;
iv.
Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 8418 Palm River Road, Tampa, FL 33619, dated December 6, 2017; and
v.
Dealership Agreement, between Cummins Inc. and Flagler Construction Equipment, LLC, 5210 Reese Road, Davie, FL 33314, dated December 6, 2017.
b.
Dealer Agreement dated July 3, 2020, between Kolberg-Pioneer, Inc., Johnson Crushers International, Inc., Astec Mobile Screens, Inc., and Alta Construction Equipment Florida, LLC.
c.
Dealer Agreement dated August 25, 2020, between Astec Mobile Screens, Inc. and Alta Construction Equipment Florida, LLC.
d.
The following Contracts with Takeuchi Mfg. (US), Ltd.:
i.
Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017;
ii.
Warranty Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and FlaglerCE Holdings, LLC, dated January 28, 2019;
iii.
Sales Terms and Conditions, between Takeuchi Manufacturing (U.S.), Ltd. and Flagler Construction Equipment, LLC, dated January 16, 2017, effective January 1, 2017; and
iv.
Individual Guaranty, between Takeuchi Manufacturing (U.S.) Ltd. (as Secured Party) and Thomas Holmes (as Guarantor).

13

6.
The following dealer agreements were assigned from Liftech Equipment Companies, Inc. to NITCO, LLC on February 14, 2020, or new agreements will be entered into by NITCO, LLC on or after February 14, 2020:
a.
Sales & Service Distributor Agreement by and between Doosan Infracore Portable Power and Liftech Equipment Companies, Inc. dated as of April 1, 2019.
b.
Authorized North American Distributor Agreement by and between Trackmobile LLC and Liftech Equipment Companies, Inc. dated as of April 16, 2018.
c.
Dealership Agreement (Massachusetts) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
d.
Dealership Agreement (New York) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
e.
Dealership Agreement (Vermont) by and between JCB Inc. and Liftech Equipment Companies, Inc. dated as of October 30, 2017.
f.
Dealer Agreement by and between Mariotti USA Inc. and Liftech Equipment Companies, Inc. dated as of April 19, 2016.
g.
Distributor Sales and Service Agreement dated June 6, 2005 by and between Liftech Equipment Companies, Inc. and JLG Industries, Inc.
h.
Authorized North American Distributor Agreement by and between Zephir SPA and Liftech Equipment Companies, Inc. dated as of December 15, 2017.
7.
Dealer Agreement dated September 1, 2020 between Hyundai Construction Equipment Americas, Inc. and Alta Construction Equipment Illinois, LLC.
8.
The following contracts were assigned by PeakLogix, Inc. to PeakLogix, LLC upon the consummation of the PeakLogix acquisition, or new agreements will be entered into by PeakLogix, LLC on or after the consummation of the PeakLogix acquisition:
a.
Master Equipment Purchase and Services Agreement, Contract No. 41630024, dated August 18, 2016 by and between Abbott Laboratories and PeakLogix, Inc.
b.
Master Services Agreement dated June 7, 2016 by and between STIHL Incorporated and PeakLogix, Inc.
c.
Purchase Order No. 4800418172 dated February 26, 2020 by and between PeakLogix, Inc. and Kellogg Company.
d.
Purchase Orders between PeakLogix, Inc. and CR Bard (including Purchase Order No. 101-861585 dated January 9, 2020).
e.
Purchase Orders between PeakLogix, Inc. and Fresenius Medical Care (including Purchase Order No. 4510901273 dated August 9, 2019).
f.
Purchase Orders between PeakLogix, Inc. and Greenville Health System (including Purchase Order No. 1306432-0-CAP dated March 14, 2019).
g.
Purchase Orders between PeakLogix, Inc. and Kellogg Sales Co (including Purchase Order No. 4800418172 dated February 26, 2020).

14

9.
The following dealer agreements were, are or will be assigned from Hilo Equipment & Services, LLC to Alta Industrial Equipment New York, LLC upon the consummation of the Hilo acquisition, or new agreements will be entered into by Alta Industrial Equipment New York, LLC on or after the consummation of the Hilo acquisition:
a.
Dealer Agreement dated November 17, 2017 by and between Hilo Equipment & Services, LLC and Hyster-Yale Group, Inc.
b.
Dealer Agreement (Exhibit A) effective December 1, 2017 by and between Hilo Equipment & Services, LLC and Hyster-Yale Group, Inc.
c.
Dealer Agreement (Exhibit B) effective December 1, 2017 by and between Hilo Equipment & Services, LLC and Hyster-Yale Group, Inc.
10.
All of the following contracts were, are or will be assigned from Hilo Equipment & Services, LLC to Alta Industrial Equipment New York, LLC on or after the consummation of the Hilo acquisition:
a.
The following Contracts between Hilo Equipment & Services, LLC and Consolidated Edison Company of New York, Inc.:
i.
Blanket Purchase Agreement (No. 5107353) effective May 2, 2018 by and between Consolidated Edison Company of New York, Inc. and Hilo Equipment & Services, LLC; and
ii.
Con Edison - RFQ1715507 (Parts & Service Multiple Locations)
b.
The following Contracts between Hilo Maintenance Systems, Inc. and The Port Authority of New York & New Jersey:
i.
Extension Letter dated September 6, 2019 from The Port Authority of New York & New Jersey to Hilo Maintenance Systems, Inc.
ii.
Contract #4600010965/PO #4600067169 effective October 4, 2016 by and between The Port Authority of New York & New Jersey to Hilo Maintenance Systems, Inc.
iii.
Letter dated October 4, 2016 from The Port Authority of New York & New Jersey to Hilo Maintenance Systems, Inc.
c.
The following Contracts between Hilo Equipment & Services, LLC and Metropolitan Transportation Authority (“MTA Agreements”):
i.
MTA Master Contract 0000015541 dated January 6, 2020 by and between Metropolitan Transportation Authority and Hilo Equipment & Services, LLC.
ii.
Purchase Order (7000001672) dated October 22, 2019 by and between MTA Staten Island Railway and Hilo Equipment & Services, LLC.
iii.
Estimate Quantity Contract (600000000023562) effective April 1, 2019 by and between MTA New York Transit and Hilo Equipment & Services, LLC.
iv.
Purchase Order (6030339979) dated March 26, 2019 by and between MTA New York Transit and Hilo Equipment & Services, LLC.

15

v.
Change Order Contract (600000000020743) effective April 26, 2018 by and between MTA New York Transit and Hilo Equipment & Services, LLC.
vi.
Change Order Contract (600000000020809) effective April 26, 2018 by and between MTA New York Transit and Hilo Equipment & Services, LLC.
vii.
MTA-BSC - Contract# 0000290945 (Rytec Service & PM’s).
viii.
MTA Logistics - Contract# 0000012169-GS4-D (PM’s Docks).
d.
The following Contracts between Hilo Equipment & Services, LLC and New York City Transit:
i.
New York City Transit / Long Island Rail Road Contract 400000000001965 (former# 150201GS4L-Y) dated February 3, 2015 by and between Metropolitan Transportation Authority and Hilo Equipment & Services, LLC, as amended by that certain Modification #1 dated February 19, 2015, as further amended by that certain Modification #2 dated April 14, 2016, as further amended by that certain Modification #3 dated April 16, 2019, as further amended by that certain Modification #4 dated May 28, 2019, as further amended by that certain Modification #5 dated December 23, 2019, as further amended by that certain NYCT 1-Year Contract Extension Letter dated January 27, 2020, as further amended by that certain Modification #6 dated March 18, 2020.
ii.
NYCT / LIRR - Contract 10040 (PM & Repairs of MHE).
e.
Dealer Agreement dated April 29, 2019 by and between Hyster-Yale Group, Inc. and Alta Enterprises, LLC, Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, LLC, NITCO, LLC, and Alta Industrial Equipment New York, LLC, as amended.

16

11.
The following dealer agreements were, are or will be assigned from Vantage Equipment, LLC to Alta Construction Equipment New York, LLC upon the consummation of the Vantage acquisition, or new agreements will be entered into by Alta Construction Equipment New York, LLC on or after the consummation of the Vantage acquisition:
a.
Distributor Agreement, dated October 18, 2004, by and between Vantage Equipment, LLC and Breaker Technology, Inc.
b.
Service Dealer Agreement for Deutz Engines, dated April 30, 2019, by and between Vantage Equipment, LLC and Stauffer Diesel, Inc.
c.
Dealer Agreement, dated October 3, 2013, by and between Vantage Equipment, LLC and Globe Trailer Mfg., Inc.
d.
Dealer Sales and Service Agreement, dated January 1, 2019, by and between Vantage Equipment, LLC and Gradall Industries, Inc.
e.
Distributor Agreement, dated March 1, 2013, by and between Vantage Equipment, LLC and Kinshofer USA.
f.
LeeBoy Dealership Agreement, dated August 29, 2016, by and between Vantage Equipment, LLC and VT LeeBoy, Inc.
g.
Calder Brothers Corporation Authorized Dealer Agreement, (undated 2015), by and between Vantage Equipment, LLC and Calder Brothers Corporation.
h.
Non-Exclusive Distribution Contract, dated March 28, 2019, by and between Vantage Equipment, LLC and Mecalac North America LLC.
i.
Sales and Security Agreement, dated July 11, 2019, by and between Vantage Equipment, LLC and Terramac, LLC.

17

12.
The following Contracts with CNH Industrial America LLC:
a.
New Holland Equipment Sales and Service Agreement dated November 2, 2020 between CNH Industrial America LLC and Alta Construction Equipment Illinois, LLC;
b.
Guaranty dated August 11, 2020 by Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Peaklogix, LLC, Alta Industrial Equipment New York, LLC, Alta Construction Equipment, L.L.C., Alta Construction Equipment Florida, LLC, and Alta Heavy Equipment Services, LLC, in favor of CNH Industrial America LLC;
c.
Retail Financing Agreement dated August 11, 2020 between CNH Industrial Capital America LLC and Alta Construction Equipment Illinois, LLC; and
d.
Wholesale Financing and Security Agreement dated August 11, 2020 between CNH Industrial Capital America, LLC and Alta Construction Equipment Illinois, LLC, as amended.
13.
Distributorship Agreement dated November 25, 2020 between Tadano America Corporation and Alta Construction Equipment Illinois, LLC.
14.
Dealer Agreement dated October 16, 2020 between Kubota Tractor Corporation and Alta Construction Equipment Illinois, LLC.
15.
Retail Finance Agreement dated October 16, 2020 by and between Kubota Credit Corporation,

U.S.A. and Alta Construction Equipment Illinois, LLC.

16.
Alta Construction Equipment Ohio, LLC will enter inter Dealer Agreements with Doosan Infracore North America LLC and Sennebogen LLC at Closing
•
Dealer Sales Agreement by and between the Seller and Doosan Infracore North America LLC, dated February 8, 2021.
•
Distribution Agreement by and between the Seller and Sennebogen LLC, dated January 1, 2008 (as amended by that First Amendment to Distribution Agreement, dated August 29, 2011).
17.
Reseller Agreement dated November 1, 2020, by and between Alta Mine Services, LLC and Sandvik Mining and Construction US, LLC.
18.
Distribution Agreement dated August 9, 2019, by and between Alta Mine Services, LLC and Sandvik Mining and Construction US, LLC.
19.

18

SCHEDULE 3.22 CAPITALIZATION AND SUBSIDIARIES

Subsidiaries of Alta Group:

Subsidiary	Ownership	Type of Entity
Alta Equipment Holdings, Inc.	100% owned by Alta Group	C Corporation
Alta Enterprises, LLC	68.33% owned by Alta Group 31.67% owned by Alta Equipment Holdings, Inc.	Limited Liability Company
Alta Construction Equipment Illinois, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Heavy Equipment Services, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Michigan, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment Company, L.L.C.	100% owned by Alta Enterprises, LLC	Limited Liability Company
NITCO, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment Florida, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
PeakLogix, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Industrial Equipment New York, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment New York, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company
Alta Construction Equipment Ohio, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company (Disregarded Entity)
Alta Material Handling New York State, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company (Disregarded Entity)
Alta Mine Services, LLC	100% owned by Alta Enterprises, LLC	Limited Liability Company (Disregarded Entity)

Equity Interest of Alta Group:

Loan Party	Equity Interest	Type of Entity
Alta Group	[33.9% to 47.04%] by Public Stockholders [20.45% to 16.38%] by Initial Stockholders and Affiliates	C Corporation

19

[11.71% to 14.62%] by Non-Affiliate PIPE Investors [24.87% to 31.04%] by Alta Equityholders

Preferred Equity Interest of Alta Group:

Loan Party	Preferred Shares (each representing 1/1000th of a share of the Company’s 10.00% Series A Cumulative Perpetual Preferred Stock)	Type of Entity
Alta Group

583,100 by B. Riley Securities, Inc.

95,200 by D.A. Davidson & Co. 77,350 by Ladenburg Thalmann & Co., Inc.

190,400 by William Blair & Company

53,550 by Boenning & Scattergood, Inc.

83,300 by Huntington Securities, Inc.

107,100 by Colliers Securities LLC

C Corporation

20

SCHEDULE 3.25

SECOND LIEN LOAN DOCUMENTS

Offering and Other Key Documents

1.
Preliminary Offering Memorandum
2.
Pricing Term Sheet
3.
Final Offering Memorandum
4.
Purchase Agreement
5.
Indenture
6.
Rule 144A Note
7.
Regulation S Note
8.
IAI Note ($[0])

Corporate Governance

9.
[Intentionally Omitted]
10.
[Intentionally Omitted]
11.
Certified Charters of Alta and Guarantors
12.
Board Resolutions
•
Alta
•
Guarantors
13.
Pricing resolutions

Trustee Documents

14.
Authentication Order
15.
Trustee-related certificates
A.
Trustee’s Certificate
B.
Trustee Incumbency Certificate
16.
Registration/ Denomination Letter

Collateral Documents / Evidence of Perfection

17.
ABL Intercreditor Agreement
18.
JPM Floorplan Intercreditor Agreement
19.
Vendor Floor Plan Financing Intercreditor Agreements
A.
HYG Financial Services, Inc.
B.
VFS US LLC
C.
Terex Financial Services, Inc.
D.
De Lage Landen Financial Services, Inc.
E.
Wells Fargo Commercial Distribution Finance, LLC
F.
Takeuchi Mfg. (U.S.), Ltd.
20.
Second Lien Security Agreement (including separate IP agreements)
21.
Deposit Account Control Agreement
22.
UCC-1 Financing Statements
23.
UCC-3 Financing Statements (Existing Second Lien Credit Agreement)

Repayment of Second Lien Credit Agreement

24.
Second Lien Prepayment Notice
25.
Second Lien Payoff Letter
26.
UCC-3 Financing Statements (Existing Second Lien Credit Agreement)

Amendment to First Lien Credit Agreement

27.
Amendment to First Lien Credit Agreement

21

28.
[Fee Letter]

22

Closing Documents Delivered by Company

29.
Officer’s Certificate pursuant to PA
30.
Officer’s Certificate to Trustee
31.
Secretary’s Certificate of Alta
32.
Secretary’s Certificate of Guarantors
33.
Management Comfort Certificate of Alta
34.
Management Comfort Bring-down Certificate of Alta
35.
Certificates of Good Standing of Alta and Guarantors
36.
Bring-down certificates of Alta and Guarantors
37.
Lien Searches (UCC, Tax and Judgment Searches)

[Intentionally Omitted]

38.
[Intentionally Omitted]
39.
[Intentionally Omitted]
40.
[Intentionally Omitted]

Documents Delivered by Legal Counsel

41.
Howard Opinion
42.
Howard Negative Assurance Letter
43.
STB Legal Opinion
44.
STB Negative Assurance Letter

Miscellaneous

45.
[Intentionally Omitted]
46.
[Intentionally Omitted]
47.
Closing 8-K
48.
[Intentionally Omitted]
49.
Cross-Receipt
50.
[Intentionally Omitted]
51.
Obtain CUSIPs for Notes
52.
DTC Blanket Letter of Representations (with 144A and Reg. S Riders)
53.
Blue Sky Survey

23

SCHEDULE 3.26

INSURANCE

See attached.

24

CERTIFICATE OF LIABILITY INSURANCE		DATE (MM/DD/YYYY) 3/23/2023

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Guy Hurley, LLC 989 E. South Boulevard Suite 200 Rochester Hills MI 48307	CONTACT Linda Weal NAME:
	PHONE (248)519-1429 (A/C, No, Ext):	FAX (248)519-1401 (A/C, No):
	E-MAIL lweal@ghbh.com ADDRESS:
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Charter Oak Fire Insurance Co.	25615
INSURED Alta Equipment Group, Inc., Alta Enterprises LLC Alta Equipment Company, Alta Material Handling 13211 Merriman Road Livonia MI 48150	INSURER B : Travelers Property Cas Co of America	25674
	INSURER C : Travelers Indemnity Company	25658
	INSURER D : Federal Insurance Company	20281
	INSURER E :
	INSURER F :

COVERAGES CERTIFICATE NUMBER: 23-24 Master REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE					ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	X	COMMERCIAL GENERAL LIABILITY									EACH OCCURRENCE			$ 2,000,000
B		CLAIMS-MADE	X	OCCUR		X	Y	GLSA-9P530178	4/1/2023	4/1/2024	DAMAGE TO RENTED PREMISES (Ea occurrence)			$ 300,000
	X	Contractual Liability XCU Coverage Included									MED EXP (Any one person)			$ 10,000
	X										PERSONAL & ADV INJURY			$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:										GENERAL AGGREGATE			$ 4,000,000
	X	POLICY X PRO- JECT OTHER:		LOC							PRODUCTS - COMP/OP AGG			$ 4,000,000
$
	AUTOMOBILE LIABILITY										COMBINED SINGLE LIMIT (Ea accident)			$ 3,000,000
B B	X	ANY AUTO				X	Y	CAP-9P53018A BAP-9P530191	4/1/2023 4/1/2023	4/1/2024 4/1/2024	BODILY INJURY (Per person)			$
		ALL OWNED AUTOS HIRED AUTOS	SCHEDULED AUTOS NON-OWNED AUTOS								BODILY INJURY (Per accident)			$
	X	X									PROPERTY DAMAGE (Per accident)			$
	X	Hired Phys Damage									PIP-Basic			$
B D	X	UMBRELLA LIAB EXCESS LIAB	X	OCCUR CLAIMS-MADE		X	Y	CUP-4T161936 9365-0224	4/1/2023 4/1/2023	4/1/2024 4/1/2024	EACH OCCURRENCE			$ 20,000,000
	X										AGGREGATE			$ 20,000,000
		DED	RETENTION $											$
A C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below				Y / N N			UB-1T476990	4/1/2023	4/1/2024	X	PER STATUTE	OTH- ER
						N / A	Y	UB-1T476001	4/1/2023	4/1/2024	E.L. EACH ACCIDENT			$ 1,000,000
											E.L. DISEASE - EA EMPLOYEE			$ 1,000,000
											E.L. DISEASE - POLICY LIMIT			$ 1,000,000
B	Inland Marine/Property							QT-630-2S673685	4/1/2023	4/1/2024	Leased/Rented			$2,500,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

JP Morgan Chase Bank, NA as Administrative Agent ISAOA ATIMA is an Additional Insured for General Liability, Automobile Liability & Umbrella Liability on a primary & non-contributory basis when required by written contract. Waiver of Subrogation applies in favor of the Additional Insureds for General Liability, Automobile Liability, Workers Compensation and Umbrella Liability when required by written contract; unless prohibited by specific state law. 30 Day Notice of Cancellation (Except Non-Payment of Premium) applies in favor of JP Morgan Chase Bank, NA as Administrative Agent ISAOA ATIMA for General Liability, Automobile Liability, Workers Compensation and Umbrella Liability when required by written

CERTIFICATE HOLDER CANCELLATION

AUTHORIZED REPRESENTATIVE

Richard McGregor/WEAL

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

JPMorgan Chase Bank NA

as Administrative Agent ISAOA ATIMA 1300 East Ninth Street

Cleveland, OH 44114

ACORD 25 (2014/01)

INS025 (201401)

© 1988-2014 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

COMMENTS/REMARKS

contract

OFREMARK

COPYRIGHT 2000, AMS SERVICES INC.

Named Insured:

Alta Enterprises LLC

Alta Construction Equipment Florida LLC Alta Construction Equipment Illinois LLC

Alta Construction Equipment New England LLC Alta Construction Equipment New York LLC Alta Construction Equipment Ohio LLC

Alta Electric Vehicles LLC

Alta Electric Vehicles North East LLC Alta Equipment Company Inc

Alta Equipment Group Inc

Alta Equipment Group Inc f/k/a/ B Riley Principal Merger Group Alta Equipment Holdings Inc

Alta Heavy Equipment Services LLC

Alta Industrial Equipment Michigan LLC Alta Industrial Equipment New York LLC

Alta Kubota Michigan LLC

Alta Material Handling New York State LLC Alta Mine Services LLC

Dba Baron Industries

Dba Alta Construction Equipment Dba Alta Equipment Co.

Dba Alta Equipment Company Dba Alta Lift Truck Services Dba Alta Material Handling Dba Ambrose Equipment

Dba Flagler Construction Equipment Dba Gibson Machinery

Dba Hi-Light Energy Systems

Dba Hilo Equipment & Services Dba Howell Tractor & Equipment Dba Liftech

Dba Martin Implement

Dba Martin Implement Sales Dba NITCO

Dba Northland JCB Dba Peaklogix

Dba ScottTech

Dba Vantage Equipment Dba Wolverine Tractor Ginop Sales Inc

NITCO LLC

Peaklogix LLC

Alta Construction Equipment LLC Dba Midwest Mine Services

Dba Alta Power Systems Dba Alta Robotics

Dba Richmond Rack

CERTIFICATE OF LIABILITY INSURANCE		DATE (MM/DD/YYYY) 3/23/2023

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Guy Hurley, LLC 989 E. South Boulevard Suite 200 Rochester Hills MI 48307	CONTACT Linda Weal NAME:
	PHONE (248)519-1429 (A/C, No, Ext):	FAX (248)519-1401 (A/C, No):
	E-MAIL lweal@ghbh.com ADDRESS:
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Charter Oak Fire Insurance Co.	25615
INSURED Alta Equipment Group, Inc., Alta Enterprises LLC Alta Equipment Company, Alta Material Handling 13211 Merriman Road Livonia MI 48150	INSURER B : Travelers Property Cas Co of America	25674
	INSURER C : Travelers Indemnity Company	25658
	INSURER D : Federal Insurance Company	20281
	INSURER E :
	INSURER F :

COVERAGES CERTIFICATE NUMBER: 23-24 Master REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE					ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
B	X	COMMERCIAL GENERAL LIABILITY				X		GLSA-9P530178	4/1/2023	4/1/2024	EACH OCCURRENCE			$ 2,000,000
		CLAIMS-MADE X OCCUR									DAMAGE TO RENTED PREMISES (Ea occurrence)			$ 300,000
	X	Contractual Liability XCU Coverage Included									MED EXP (Any one person)			$ 10,000
	X										PERSONAL & ADV INJURY			$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:										GENERAL AGGREGATE			$ 4,000,000
	X	POLICY X PRO- LOC JECT OTHER:									PRODUCTS - COMP/OP AGG			$ 4,000,000
$
B B	AUTOMOBILE LIABILITY							CAP-9P53018A BAP-9P530191	4/1/2023 4/1/2023	4/1/2024 4/1/2024	COMBINED SINGLE LIMIT (Ea accident)			$ 3,000,000
	X	ANY AUTO									BODILY INJURY (Per person)			$
		ALL OWNED AUTOS HIRED AUTOS Hired Phys Damage		SCHEDULED AUTOS NON-OWNED AUTOS							BODILY INJURY (Per accident)			$
	X		X								PROPERTY DAMAGE (Per accident)			$
	X										PIP-Basic			$
B D	X	UMBRELLA LIAB EXCESS LIAB		X	OCCUR CLAIMS-MADE			CUP-4T161936 9365-0224	4/1/2023 4/1/2023	4/1/2024 4/1/2024	EACH OCCURRENCE			$ 20,000,000
	X										AGGREGATE			$ 20,000,000
		DED	RETENTION $											$
A C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below					N / A		UB-1T476990 UB-1T476001	4/1/2023 4/1/2023	4/1/2024 4/1/2024	X	PER STATUTE	OTH- ER
											E.L. EACH ACCIDENT			$ 1,000,000
											E.L. DISEASE - EA EMPLOYEE			$ 1,000,000
											E.L. DISEASE - POLICY LIMIT			$ 1,000,000
B	Inland Marine/Property							QT-630-2S673685	4/1/2023	4/1/2024	Leased/Rented $2,500,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

JPMorgan Chase Bank NA, in its capacity as administrative agent is an Additional Insured for General Liability and Loss Payee when required by written contract. 30 Day Notice of Cancellation (Except Non-Payment of Premium) applies in favor of JPMorgan Chase Bank NA, in its capacity as administrative agent for General Liability when required by written contract. Umbrella policy is follow form. See attached Named insured listing

CERTIFICATE HOLDER CANCELLATION

AUTHORIZED REPRESENTATIVE

Richard McGregor/WEAL

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

JPMorgan Chase Bank NA in its capacity as Administrative Agent ISAOA ATIMA

Attn: Credit Risk Manager for Alta Enterp 1300 East Ninth Street

OH2-5402

Cleveland, OH 44114

ACORD 25 (2014/01)

INS025 (201401)

© 1988-2014 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF PROPERTY INSURANCE	DATE (MM/DD/YYYY) 3/23/2023

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

If this certificate is being prepared for a party who has an insurable interest in the property, do not use this form. Use ACORD 27 or ACORD 28.
PRODUCER Guy Hurley, LLC 1080 Kirts Blvd., Suite 500	CONTACT Linda Weal NAME:
	PHONE (248)519-1429 (A/C, No, Ext):	FAX (A/C, No):	(248)519-1401
E-MAIL lweal@ghbh.com ADDRESS:
Troy MI 48084	PRODUCER 00002186 CUSTOMER ID:
	INSURER(S) AFFORDING COVERAGE		NAIC #
INSURED Alta Equipment Group, Inc., Alta Enterprises LLC, Alta Industrial Equipment MI LLC dba Alta Equipment Company 13211 Merriman Road Livonia MI 48150	INSURER A : Travelers Prop Casualty of America		25674
INSURER B :
INSURER C :
INSURER D :
INSURER E :
INSURER F :

COVERAGES

CERTIFICATE NUMBER: 23-24 Prop IM

REVISION NUMBER:

LOCATION OF PREMISES / DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required) Blanket - All Location

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE			POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY		LIMITS
A	X	PROPERTY	DEDUCTIBLES	QT-630-2S673685	4/1/2023	4/1/2024	X	BUILDING PERSONAL PROPERTY BUSINESS INCOME EXTRA EXPENSE RENTAL VALUE BLANKET BUILDING BLANKET PERS PROP BLANKET BLDG & PP	$ 232,666,106
	CAUSES OF LOSS						X		$ 47,305,998
		BASIC	BUILDING 5,000				X		$ 31,140,227
		BROAD							$
CONTENTS 5,000
	X	SPECIAL							$
		EARTHQUAKE							$
	X	WIND							$
		FLOOD							$
	X	Replacement Cost							$
	X	Terrorism							$
A	X	INLAND MARINE		TYPE OF POLICY Inland Marine	4/1/2023	4/1/2024	X	Contractors Equip-Blanket	$ 540,816,021
	CAUSES OF LOSS								$
		NAMED PERILS		POLICY NUMBER QT-630-2S673685					$
$
		CRIME							$
	TYPE OF POLICY								$
$
		BOILER & MACHINERY /							$
	EQUIPMENT BREAKDOWN								$
$
$

SPECIAL CONDITIONS / OTHER COVERAGES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

JP Morgan Chase Bank NA, as administrative agent ISAOA ATIMA are included as Lenders Loss Payee when required by written contract. 30 Day Notice of Cancellation (Except Non-Payment of Premium) applies in favor of JP Morgan Chase Bank NA for Building & Personal Property when required by written contract.

CERTIFICATE HOLDER CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE
THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN
JP Morgan Chase Bank NA	ACCORDANCE WITH THE POLICY PROVISIONS.
as Administrative Agent ISAOA ATIMA 1300 East Ninth Street
AUTHORIZED REPRESENTATIVE
Clevelend, OH 44114
Richard McGregor/WEAL

ACORD 24 (2009/09) © 1995-2009 ACORD CORPORATION. All rights reserved.

INS024 (200909) The ACORD name and logo are registered marks of ACORD

Named Insured:

Alta Enterprises LLC

Alta Construction Equipment Florida LLC Alta Construction Equipment Illinois LLC

Alta Construction Equipment New England LLC Alta Construction Equipment New York LLC Alta Construction Equipment Ohio LLC

Alta Electric Vehicles LLC

Alta Electric Vehicles North East LLC Alta Equipment Company Inc

Alta Equipment Group Inc

Alta Equipment Group Inc f/k/a/ B Riley Principal Merger Group Alta Equipment Holdings Inc

Alta Heavy Equipment Services LLC

Alta Industrial Equipment Michigan LLC Alta Industrial Equipment New York LLC

Alta Kubota Michigan LLC

Alta Material Handling New York State LLC Alta Mine Services LLC

Dba Baron Industries

Dba Alta Construction Equipment Dba Alta Equipment Co.

Dba Alta Equipment Company Dba Alta Lift Truck Services Dba Alta Material Handling Dba Ambrose Equipment

Dba Flagler Construction Equipment Dba Gibson Machinery

Dba Hi-Light Energy Systems

Dba Hilo Equipment & Services Dba Howell Tractor & Equipment Dba Liftech

Dba Martin Implement

Dba Martin Implement Sales Dba NITCO

Dba Northland JCB Dba Peaklogix

Dba ScottTech

Dba Vantage Equipment Dba Wolverine Tractor Ginop Sales Inc

NITCO LLC

Peaklogix LLC

Alta Construction Equipment LLC Dba Midwest Mine Services

Dba Alta Power Systems Dba Alta Robotics

Dba Richmond Rack

SCHEDULE 6.01 EXISTING INDEBTEDNESS

Lender	Credit Limit	Balance as of 12/31/20	Description of the Indebtedness/ Underlying Debt Documents
Chase Floor Plan	Current: $40 Million	$35,338,206.23	Floor Plan Financing Facility
HYG Financial Services, Inc.	Current: $46 Million	$22,271,153.61

Floor Plan Financing Facility

Dealer Financing and Security Agreement dated December 22, 2017 by and among HYG Financial Services, Inc., Alta Industrial Equipment Michigan, LLC, Alta Industrial Equipment, L.L.C., NITCO, LLC, and Alta Industrial Equipment New York, LLC, as amended

Volvo Commercial Finance LLC The Americas	Current: $102 Million	$73,305,071.47

Floor Plan Financing Facility

-
Floor Plan Financing and Security Agreement dated December 20, 2017 by and between Volvo Financial Services, a Division of VFS US LLC and Alta Construction Equipment Illinois, LLC
-
Floor Plan Financing and Security Agreement dated December 15, 2009 by and between Alta Construction Equipment, LLC and Volvo Financial Services, a Division of VFS US LLC, as amended on December 20, 2017.

			Equipment Lease, financed inventory
VFS US LLC
Terex Financial Services, Inc.	Current: $1 Million	-	Floor Plan Financing Facility Master Note and Security Agreement dated May 9, 2014 by and between Terex Financial Services, Inc. and Alta Construction Equipment, L.L.C.

20

21

Lender	Credit Limit	Balance as of 12/31/20	Description of the Indebtedness/ Underlying Debt Documents
			Master Note and Security Agreement dated August 10, 2018 by and between Terex Financial Services, Inc. and Alta Construction Equipment Illinois, LLC
De Lage Landen Financial Services, Inc.	Current: $12 Million	$9,748,443.40

Floor Plan Financing Facility

Agreement for Inventory Financing dated December 7, 2017 by and between Alta Construction Equipment, L.L.C., Alta Construction Equipment Illinois, LLC, and De Lage Landen Financial Services, Inc.

Wells Fargo Commercial Distribution Finance, LLC	N/A after liquidation to PNC	N/A after liquidation to PNC	Floor Plan Financing Facility for JCB equipment (Liquidating to PNC Equipment Finance, LLC)
PNC Equipment Finance, LLC	Current: $20.4 Million	$14,072,899.95	Floor Plan Financing Facility for JCB equipment
Link-Belt Construction Equipment Company, L.P.	Current: $4 Million	$678,383.05	Extended payable terms from vendor for purchase of parts and equipment Equipment Financing, consigned goods
MB Equipment Finance, LLC, MB Financial Bank, N.A., and all assignors and successors of the foregoing	Current: Collectively, $2,500,000	$144,092.41	Equipment on operating lease under a Master Lease Agreement
Landoll Corporation	Current: $1,000,000	$355,168.18	Extended payable terms from vendor for purchase of parts and equipment
SuperFleet MasterCard	Current: $580,000	$202,997.05	Extended payable terms from vendor for purchase of fuels
JLG Industries, Inc.	Current: $200,000	$30,597.08	Extended payable terms from vendor for purchase of parts and equipment
Takeuchi Mfg. (U.S.), Ltd.	Current: $10 Million	$4,503,922.76	Extended payable terms from vendor for purchase of parts and equipment
Manitou America, Inc.	Current: $700,000	$375.76	Extended payable terms from vendor for purchase of parts and equipment
Terex	Current: $5	$2,288,558.88	Equipment Lease

22

23

Lender	Credit Limit	Balance as of 12/31/20	Description of the Indebtedness/ Underlying Debt Documents
Financial Services, Inc.	Million
LaSalle Systems Leasing, Inc. MB Financial Bank, N.A First Bank of Highland Park	Current: $1 Million	$665,240.00	Equipment Lease
HYG Financial Services, Inc.	Current: $7.2 Million	$7,079,656.00	Equipment Lease
Hyster-Yale Group, Inc.	Current: $1 Million	$2,761,559.22	AP Balance
Volvo Construction Equipment North America, LLC	Current: $1 Million	$4,341,674.57	AP Balance
JCB, Inc.	Current: $0.5Million	$83,154.92	AP Balance
C&B Manufacturin g Inc. dba Hitchdoc	Credit Limit: $10,000	-	Extended payable terms from vendor for purchase of parts and equipment
Fair Manufacturin g Inc.	Credit Limit: $10,000	-	Extended payable terms from vendor for purchase of parts and equipment
Wells Fargo Commercial Distribution Finance, LLC	Current: $2 Million	$577,560.47	Floor Plan Financing for Gradall Equipment
Wells Fargo Commerical Distribution Finance, LLC	Current: $3 Million	$997,474.58	Floor Plan Financing for Hyundai Equipment
Case New Holland Industrial	Current: $7 Million	$1,536,660.79	Floor Plan Financing for Case New Holland Equipment
Kubota	Current: $2.45 Million	$50,601.11	Floor Plan Financing for Kubota Equipment

24

SCHEDULE 6.02 EXISTING LIENS

Debtor	Secured Party(ies)	Jurisdiction	Filing Date and File Number
ALTA EQUIPMENT GROUP INC.	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20201107368
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	DE	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20201107939 [to be terminated prior to Closing]
	STIHL Incorporated	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/02/2020 Filing No.: #20201102000604-2
ALTA EQUIPMENT HOLDINGS, INC.	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20200214000729-7 [to be terminated prior to Closing]
ALTA ENTERPRISES, LLC	Fair Manufacturing Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/3/2019 Filing No.: #20191003000509-2
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #202001214000728-8 [to be terminated prior to Closing]
	Great Plains Manufacturing, Incorporated	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 09/17/2020 Filing No.: #2020091000913-4
ALTA CONSTRUCTION EQUIPMENT ILLINOIS,	Takeuchi MFG.	MI	Initial Filing: UCC-1

25

LLC	(U.S.), LTD		Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/11/2017 Filing No: #20171011000862-9
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/30/2018 Filing No.: #20180730001010-1
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC, AND ALL ITS SUBSIDIARIES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 09/27/2018 Filing No.: #20180927000747-5
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20200214000730-3 [to be terminated prior to Closing]
	CNH INDUSTRIAL CAPITAL AMERICA LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/31/2020 Filing No.: #20200731000348-8
	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/24/2020 Filing No.: #20200824000396-4
	Hyundai Construction Equipment Americas, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 09/9/2020 Filing No.:

26

27

#20200909000916-2
	Great Plains Manufacturing, Incorporated	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 09/17/2020 Filing No.: #2020091700913-4
	Bush Hog, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 09/29/2020 Filing No.: #20200929000706-1
	STIHL Incorporated	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/02/2020 Filing No.: #20201102000604-2
	Kubota Tractor Corporation	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/09/2020 Filing No.: # 20201109000706-2
ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC	LASALLE SOLUTIONS, A DIVISION OF MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/15/2016 Filing No.: #20161115000241-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000470-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000356-8
	Hyster-Yale Group, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000654-2
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/13/2018 Filing No.: #20180313000064-2
	MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018

28

29

Filing No.: #20180629000875-8
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/29/2018 Filing No.: #20181229000018-2
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20200214000737-6 [to be terminated prior to Closing]
	Wells Fargo Commercial Distribution Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/24/2020 Filing No.: #20200824000408-8
ALTA CONSTRUCTION EQUIPMENT, L.L.C.	Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/12/2009 Filing No. #2009145134-7
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/15/2009 Filing No.: #2009175268-6
	Link-Belt Construction Equipment Company, L.P., LLLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133701-9
	Link-Belt Construction Equipment Company, L.P., LLP	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/06/2010 Filing No.: #2010133713-4
	TAKEUCHI MFG. (U.S.), LTD	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/23/2011 Filing No.: #2011165057-2
	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9

30

VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/27/2012 Filing No.: #2012179033-0
VFS US LLC; ET AL	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/27/2013 Filing No.: #2013134405-6
JLG INDUSTRIES, INC. for itself and as a representative of certain of its affiliates	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/28/2014 Filing No.: #2014029498-7
Terex Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/13/2014 Filing No.: #2014068495-8
Volvo Construction Equipment North America, LLC, and all its subsidiaries	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/17/2015 Filing No.: #2015174384-4
C&B Manufacturing Inc., dba Hitchdoc	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/16/2016 Filing No.: #2016068080-3
MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 10/17/2017 Filing No.:#20171017000719 -2
MB Equipment Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.:#2018629000875- 8
Skyjack Equipment Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/19/2020 Filing No.:#20200319000492

31

32

-0
	Compact Excavator Sales LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/29/2020 Filing No.:#20200529000218 -5
ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C.	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/20/2017 Filing No.: #20171220000455-9
	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/21/2017 Filing No.: #20171221000357-7
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 01/12/2018 Filing No.: #20180112000650-6
	MB EQUIPMENT FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/29/2018 Filing No.: #20180629000875-8
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20200214000748-2 [to be terminated prior to Closing]
	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/24/2020 Filing No.: #20200824000424-6
NITCO, LLC	WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019 Filing Number: #20190328000781-3
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 03/28/2019

33

Filing No.: #20190328000785-9
	JCB, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 04/25/2019 Filing No.: #20190425000585-3
	LANDOLL CORPORATION	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/20/2019 Filing No.: #20190520000053-3
	JLG INDUSTRIES, INC. FOR ITSELF AND AS A REPRESENTATIVE OF CERTAIN OF ITS AFFILIATES	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 05/31/2019 Filing No.: #20190531000764-8
	HYSTER-YALE GROUP, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/14/2019 Filing No.: #20190614000507-7
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 07/11/2019 Filing No.: #20190711000355-8
	HYG FINANCIAL SERVICES, INC.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/20/2019 Filing No.: #20190820000465-1
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2020 Filing No.: #20200214000749-1 [to be terminated prior to Closing]
ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC	HYG Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 06/09/2020 Filing No.: #20200609000776-9
	Wells Fargo Commercial Distribution Finance, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 08/24/2020 Filing No.: #20200824000585-6
ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC	VFS US LLC	MI	Filing Number: 20201217000245-4 Filing Date: 12/17/2020

34

35

10:37 AM
	Wells Fargo Commercial Distribution Finance, LLC	MI	Filing Number: 20201223000669-1 Filing Date: 12/23/2020 03:47 PM
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC	MI	Filing Number: 20210127000777-8 Filing Date: 1/27/2021 05:00 PM
	Gradall Industries, Inc.	MI	Filing Number: 20210129000480-3 Filing Date: 1/29/2021 02:49 PM
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/09/2021 Filing No.: #20210208000079-7 [to be terminated prior to Closing]
ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC	De Lage Landen Financial Services, Inc.	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 12/19/2011 Filing No.: #2011176993-9
	VFS US LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Number: #20200128001025-9 Filing Date: 01/28/2020
	Takeuchi Mfg. (U.S.), Ltd.	MI	Initial Filing: UCC-1 Financing Statement Filing Number: #20200207000675-7 Filing Date: 02/07/2020
	U.S. BANK NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT*	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 02/14/2021 Filing No.: #0200214000752-5 [to be terminated prior to Closing]
	VOLVO CONSTRUCTION EQUIPMENT NORTH AMERICA, LLC	MI	Initial Filing: UCC-1 Financing Statement Filing Number: 20200220000535-1 Filing Date: 02/19/2020
	Wacker Neuson Sales Americas LLC its successors and/or	MI	Initial Filing: UCC-1 Financing Statement Filing Date: 11/04/2020

36

37

assigns		Filing No.:
#20201104000469-9
CNH INDUSTRIAL	MI	Initial Filing: UCC-1
CAPITAL		Financing Statement
AMERICA LLC		Filing Date: 02/15/2021
Filing No.:
#20210215000095-5

* Liens with U.S. Bank to be terminated on or before Closing.

38

SCHEDULE 6.04 EXISTING INVESTMENTS

None.

39

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees [and swingline loans] included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor:
2.
Assignee:

[and is an Affiliate/Approved Fund of [identify Lender]]

3.
Borrowers: Alta Equipment Group Inc. Alta Equipment Holdings, Inc. Alta Enterprises, LLC

Alta Construction Equipment Illinois, LLC Alta Heavy Equipment Services, LLC

Alta Industrial Equipment Michigan, LLC Alta Construction Equipment, L.L.C.

Alta Industrial Equipment Company, L.L.C. NITCO, LLC

Alta Construction Equipment Florida, LLC Peaklogix, LLC

Alta Industrial Equipment New York, LLC Alta Construction Equipment New York, LLC Alta Construction Equipment Ohio, LLC

~~1~~

Alta Material Handling New York State, LLC Alta Mine Services, LLC

Alta Kubota Michigan, LLC

Alta Construction Equipment New England, LLC

Alta Electric Vehicles Holding, LLC (f/k/a Alta Electric Vehicles, LLC) Alta Electric Vehicles, LLC (f/k/a Alta Electric Vehicles North East, LLC)

Ginop Sales, Inc.

Alta Electric Vehicles South West, LLC

Alta Equipment Canada Holdings, Inc. (f/k/a Alta Acquisition Company, Inc.)

Yale Industrial Trucks Inc./Camions Industriels Yale Inc. (f/k/a as 1000220888 Ontario Inc.)

Ecoverse, LLC

Alta Equipment Distribution, LLC

4.
Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
5.
Credit Agreement: The Sixth Amended and Restated ABL First Lien Credit Agreement

dated as of April 1, 2021 among the Borrowers listed above, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto

6.
Assigned Interest:

-

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$	%
	$	$	%
	$	$	%

Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

~~2~~

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: Name: Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By: Name: Title:

~~3~~

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as

Administrative Agent[, Swingline Lender] and Issuing Bank

By: Name: Title:

Consented to:

[ISSUING BANK]

By: Name: Title:

[SWINGLINE LENDER]

By: Name: Title:

ALTA EQUIPMENT GROUP INC.

By: Name:

Title:

ALTA EQUIPMENT HOLDINGS, INC.

By: Name:

Title:

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO, LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC PEAKLOGIX, LLC

ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC ALTA CONSTRUCTION EQUIPMENT OHIO, LLC

ALTA MATERIAL HANDLING NEW YORK STATE, LLC ALTA MINE SERVICES, LLC

ALTA KUBOTA MICHIGAN, LLC

~~4~~

ALTA CONSTRUCTION EQUIPMENT NEW ENGLAND, LLC ALTA ELECTRIC VEHICLES HOLDING, LLC

(F/K/A ALTA ELECTRIC VEHICLES, LLC) ALTA ELECTRIC VEHICLES NORTH EAST, LLC (F/K/A ALTA ELECTRIC VEHICLES, LLC) GINOP SALES, INC.

ALTA ELECTRIC VEHICLES SOUTH WEST, LLC ECOVERSE, LLC

ALTA EQUIPMENT DISTRIBUTION, LLC

By: Name: Title:

of each of the above, on behalf of each of the above

~~5~~

ALTA EQUIPMENT CANADA HOLDINGS, INC. (F/K/A ALTA ACQUISITION COMPANY, INC.)

By: Name: Title:

YALE INDUSTRIAL TRUCKS INC./CAMIONS INDUSTRIELS YALE INC. (F/K/A 1000220888 ONTARIO INC.)

By: Name: Title:

ANNEX 1 to ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Lender or their respective Related Parties, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and

(ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan

Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Michigan.

EXHIBIT B

FORM OF

SECOND LIEN INTERCREDITOR AGREEMENT

See attached.

EXHIBIT C-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Sixth Amended and Restated ABL First Lien Credit Agreement dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, Peaklogix, LLC, Alta Industrial Equipment New York, LLC, Alta Construction Equipment New York, LLC, Alta Construction Equipment Ohio, LLC, Alta Material Handling New York State, LLC, Alta Mine Services, LLC, Alta Kubota Michigan, LLC, Alta Construction Equipment New England, LLC, Alta Electric Vehicles Holding, LLC, (f/k/a Alta Electric Vehicles, LLC), Alta Electric Vehicles, LLC (f/k/a Alta Electric Vehicles North East, LLC), GINOP SALES, INC., Alta Electric Vehicles South West, LLC, Alta Equipment Canada Holdings, Inc. (f/k/a Alta Acquisition Company, Inc.), Yale Industrial Trucks Inc./Camions Industriels Yale Inc. (f/k/a 1000220888 Ontario Inc.), Ecoverse, LLC, Alta Equipment Distribution, LLC and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name: Title:

EXHIBIT C-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Sixth Amended and Restated ABL First Lien Credit Agreement dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, Peaklogix, LLC, Alta Industrial Equipment New York, LLC, Alta Construction Equipment New York, LLC, Alta Construction Equipment Ohio, LLC, Alta Material Handling New York State, LLC, Alta Mine Services, LLC, Alta Kubota Michigan, LLC, Alta Construction Equipment New England, LLC, Alta Electric Vehicles Holding, LLC, (f/k/a Alta Electric Vehicles, LLC), Alta Electric Vehicles, LLC (f/k/a Alta Electric Vehicles North East, LLC), GINOP SALES, INC., Alta Electric Vehicles South West, LLC, Alta Equipment Canada Holdings, Inc. (f/k/a Alta Acquisition Company, Inc.), Yale Industrial Trucks Inc./Camions Industriels Yale Inc. (f/k/a 1000220888 Ontario Inc.), Ecoverse, LLC, Alta Equipment Distribution, LLC and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code,

(iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name: Title:

EXHIBIT C-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Sixth Amended and Restated ABL First Lien Credit Agreement dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, Peaklogix, LLC, Alta Industrial Equipment New York, LLC, Alta Construction Equipment New York, LLC, Alta Construction Equipment Ohio, LLC, Alta Material Handling New York State, LLC, Alta Mine Services, LLC, Alta Kubota Michigan, LLC, Alta Construction Equipment New England, LLC, Alta Electric Vehicles Holding, LLC, (f/k/a Alta Electric Vehicles, LLC), Alta Electric Vehicles, LLC (f/k/a Alta Electric Vehicles North East, LLC), GINOP SALES, INC., Alta Electric Vehicles South West, LLC, Alta Equipment Canada Holdings, Inc. (f/k/a Alta Acquisition Company, Inc.), Yale Industrial Trucks Inc./Camions Industriels Yale Inc. (f/k/a 1000220888 Ontario Inc.), Ecoverse, LLC, Alta Equipment Distribution, LLC and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name: Title:

Date: , 20[ ]

EXHIBIT C-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Sixth Amended and Restated ABL First Lien Credit Agreement dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alta Equipment Group Inc., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, Peaklogix, LLC, Alta Industrial Equipment New York, LLC, Alta Construction Equipment New York, LLC, Alta Construction Equipment Ohio, LLC, Alta Material Handling New York State, LLC, Alta Mine Services, LLC, Alta Kubota Michigan, LLC, Alta Construction Equipment New England, LLC, Alta Electric Vehicles Holding, LLC, (f/k/a Alta Electric Vehicles, LLC), Alta Electric Vehicles, LLC (f/k/a Alta Electric Vehicles North East, LLC), GINOP SALES, INC., Alta Electric Vehicles South West, LLC, Alta Equipment Canada Holdings, Inc. (f/k/a Alta Acquisition Company, Inc.), Yale Industrial Trucks Inc./Camions Industriels Yale Inc. (f/k/a 1000220888 Ontario Inc.), Ecoverse, LLC, Alta Equipment Distribution, LLC and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by a withholding statement together with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate prior to the first payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name: Title:

Date: , 20[ ]

4837-7629-6672 v2 [7-4391]